UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number     811-03605

                                                 Northern Institutional Funds

(Exact name of registrant as specified in charter)

50 South LaSalle Street

                             Chicago, IL 60603

(Address of principal executive offices) (Zip code)

Lloyd A. Wennlund, President

Northern Institutional Funds

50 South LaSalle Street

                             Chicago, IL 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code:      (312) 557-7547

Date of fiscal year end:   November 30

Date of reporting period:   November 30, 2016

Item 1. Reports to Stockholders.

MONEY MARKET PORTFOLIOS

2	PORTFOLIO MANAGEMENT COMMENTARY

8	STATEMENTS OF ASSETS AND LIABILITIES

9	STATEMENTS OF OPERATIONS

10	STATEMENTS OF CHANGES IN NET ASSETS

12	FINANCIAL HIGHLIGHTS

20	SCHEDULES OF INVESTMENTS

20	GOVERNMENT ASSETS PORTFOLIO (formerly known as the Diversified Assets Portfolio)
Ticker Symbol:
Shares: BDAXX
Service: BDCXX

23	TREASURY PORTFOLIO
Ticker Symbols:
Shares: NITXX
Premier: NTPXX

25	U.S. GOVERNMENT PORTFOLIO
Ticker Symbols:
Shares: BNGXX
Service: BGCXX

29	U.S. GOVERNMENT SELECT PORTFOLIO
Ticker Symbols:
Shares: BGSXX
Service: BSCXX
Williams Capital Shares: WCGXX

33	MUNICIPAL PORTFOLIO
Ticker Symbols:
Shares: NMUXX
Service: BMSXX

42	NOTES TO THE FINANCIAL STATEMENTS

51	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

52	TAX AND DISTRIBUTION INFORMATION

53	FUND EXPENSES

55	TRUSTEES AND OFFICERS

59	INVESTMENT CONSIDERATIONS

60	INDEX DEFINITIONS

64	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds’ investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

You could lose money by investing in the Portfolios. Although each of the Portfolios, except for the Municipal Portfolio, seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The share price of the Municipal Portfolio will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Municipal Portfolio may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Municipal Portfolio’s liquidity falls below required minimums because of market conditions or other factors. An investment in a Portfolio is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Portfolios’ sponsor has no legal obligation to provide financial support to the Portfolios, and you should not expect that the sponsor will provide financial support to the Portfolios at any time.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

GOVERNMENT ASSETS PORTFOLIO (Formerly known as Diversified Assets Portfolio)	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Following the U.S. Federal Reserve’s last short-term rate increase in December 2015, market participants correctly anticipated the U.S. Federal Reserve’s rate hike at the December 2016 meeting. Throughout the 12-month period ended November 30, 2016, the year was eventful for the markets. After Donald Trump was elected president and Republicans maintained control of Congress, fixed-income securities sold off and interest rates rose across the yield curve, as the markets expected that higher growth rates would stimulate increases in inflation. In addition, back in June 2016, the “Brexit” vote shocked markets as the “Leave camp” pulled out a narrow victory. Due to uncertainty regarding the future of the U.K. and of the European Union, U.S. Treasuries rallied as investors sought a safe haven. In addition, many investors seeking higher yields flocked to U.S. Treasuries in light of the negative yields that many parts of Europe and Japan were offering.

Generally in the industry, prime and municipal money market fund assets shrank dramatically during the 12-month period ended November 30, 2016, in response to the October 14, 2016 deadline for implementing money market fund reform. Outflows surged during the third quarter and right up to the October 14, 2016 deadline. Across the money market fund industry, prime and municipal money market funds experienced withdrawals of over $1 trillion, with nearly all of the assets transferred into government money market funds. As a result, both one- and three-month LIBOR rates rose as credit spreads widened due to decreased demand for short-term credit instruments. Eventually, credit spreads compressed, however, as LIBOR remained elevated due in part to anticipation of the December 2016 U.S. Federal Reserve interest rate hike.

For its most recent fiscal year ended November 30, 2016, the Government Asset Portfolio posted a 0.19% (Shares Class) return compared with the 0.27% return of its benchmark, iMoneyNet Fund Average™ — First Tier Institutional. As of November 30, 2016, the Portfolio’s 7-day current yield was 0.17% (Shares Class). We have maintained a neutral to long duration for the Portfolio relative to its benchmark. Liquidity and principal preservation remain our primary objectives.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2016
TOTAL RETURN	SHARES	IMONEYNET FUND AVERAGE™ — FIRST TIER INSTL	IMONEYNET FUND AVERAGE™ — GOVT/AGENCIES INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.19%	0.27%	0.13%	0.17	%*
FIVE YEAR	0.05	0.09	0.04
TEN YEAR	0.79	0.89	0.80

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here.

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before October 1, 2017 without the approval of the Board of Trustees. In the absence of these reimbursements, yield, total return, growth since inception and dividends would have been reduced. Total return is based on net change in net asset value assuming reinvestment of distributions. The 7-day current yield more closely reflects the current earnings of the Portfolio than the total returns. The Portfolio’s investment performance may also include voluntary expense reimbursements that may change or end at any time. There were no voluntary expense reimbursements for the 7-day current yield as of November 30, 2016.

MATURITY ANALYSIS

At November 30, 2016, the maturity analysis for the Government Assets Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment Considerations and Index Definitions can be found on pages 59 and 60.

Investments in the Portfolio are not deposits of any bank and are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, the Portfolio cannot guarantee it will do so.

OVERNIGHT (1 BUSINESS DAY)	38.5%
2 - 15 DAYS	29.1
16 - 30 DAYS	6.8
31 - 60 DAYS	0.7
61 - 97 DAYS	2.6
98 - 180 DAYS	4.9
181 - 270 DAYS	13.9
271 - 366 DAYS	3.5

PORTFOLIO MANAGERS
JENNIFER GRECA With Northern Trust since 2000 PETER YI With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/16)

TICKER SYMBOL
SHARES	BDAXX
SERVICE SHARES†	BDCXX
PREMIER SHARES*	BDDXX
INCEPTION DATE
SHARES	6/1/83
SERVICE SHARES†	7/1/98
PREMIER SHARES*	4/1/99
TOTAL NET ASSETS	$7,423,121,819

NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES†	—
PREMIER SHARES*	—
GROSS EXPENSE RATIO(1)
SHARES	0.36%
SERVICE SHARES†	0.61
PREMIER SHARES*	—
NET EXPENSE RATIO(1)
SHARES	0.25%
SERVICE SHARES†	0.50
PREMIER SHARES*	—

†	Currently, Service Shares have no assets.

*	Currently, Premier Shares are not being offered to investors.

(1)	The Gross and Net Expense Ratios represented are based on the expense ratios as reported in the Portfolio’s current prospectus, which may differ from the expense ratios presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

MONEY MARKET PORTFOLIOS	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

TREASURY PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

For the first time since 2006, the U.S. Federal Reserve raised short-term rates in December 2015 and signaled its intention to raise rates four times in the subsequent calendar year. However, U.S. economic data and market events prevented the U.S. Federal Reserve from raising rates again until December 2016. Three major events during the 12-month period ended November 30, 2016 affected financial markets and money markets in particular. The first was the U.K.’s vote to exit the European Union, as the prospect of “Brexit” created uncertainty and gave the U.S. Federal Reserve sufficient reason to delay any further policy actions. The second significant event was money market fund reform, implemented in October 2016. In the lead-up to the money market fund reform deadline, three-month LIBOR rates moved up significantly as investors shifted from prime money market funds to government money market funds. The third major event affecting markets during the period was Donald Trump’s upset victory in the U.S. presidential election. While markets reacted positively to the result, the run-up to the election and the combative nature of the campaign created uncertainty and helped to delay any U.S. Federal Reserve rate increases.

The Treasury Portfolio targeted an overweight duration in the lead-up to the U.S. election, then changed to a neutral duration in the second week of November 2016. As a greater number of U.S. Federal Reserve interest rate hikes had been priced into the market than eventually occurred, performance was helped by a longer duration. For the full 12-month period ended November 30, 2016, the Portfolio benefited from its long duration target, and was a top performer among institutional Treasury money market funds. For its most recent fiscal year ended November 30, 2016, the Treasury Portfolio posted a 0.23% return (Shares Class) compared with the 0.09% return of its benchmark, iMoneyNet Fund Average™ — Treasury & Repo Institutional. As of November 30, 2016, the Portfolio’s 7-day current yield was 0.24% (Shares Class).

The allocation, composition and quality of the securities in the Treasury Portfolio was unchanged from recent prior periods. The Portfolio was invested in Treasury bills, notes and repurchase agreements collateralized with Treasury securities.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2016
TOTAL RETURN	SHARES	PREMIER SHARES(1)	IMONEYNET FUND AVERAGE™ — TREASURY & REPO INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.23%	NA	0.09%	0.24	%*
FIVE YEAR	0.06	NA	0.03
SINCE INCEPTION	0.06	0.07%	0.67

(1)	Premier Shares Class commenced operations on August 1, 2016.
*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here.

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.15%. The “Total Annual Portfolio Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of certain Portfolio expenses, including but not limited to servicing fees, that are not reimbursed. This contractual limitation may not be terminated before August 1, 2017 without the approval of the Board of Trustees. In the absence of these reimbursements, yield, total return, growth since inception and dividends would have been reduced. Total return is based on net change in net asset value assuming reinvestment of distributions. The 7-day current yield more closely reflects the current earnings of the Portfolio than the total returns. The Portfolio’s investment performance may also include voluntary expense reimbursements that may change or end at any time. There were no voluntary expense reimbursements for the 7-day current yield as of November 30, 2016.

MATURITY ANALYSIS

At November 30, 2016, the maturity analysis for the Treasury Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment Considerations and Index Definitions can be found on pages 59 and 60.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

OVERNIGHT (1 BUSINESS DAY)	63.5%
2 - 15 DAYS	12.9
16 - 30 DAYS	2.5
31 - 60 DAYS	1.4
61 - 97 DAYS	1.9
98 - 180 DAYS	4.3
181 - 270 DAYS	8.6
271 - 366 DAYS	4.9

PORTFOLIO MANAGER

BILAL MEMON With Northern Trust since 2007

PORTFOLIO FACTS (as of 11/30/16)

TICKER SYMBOL
SHARES	NITXX
PREMIER SHARES	NTPXX
INCEPTION DATE
SHARES	11/5/08
PREMIER SHARES	8/1/16
TOTAL NET ASSETS	$34,267,926,850

NET ASSET VALUE
SHARES	$1.00
PREMIER SHARES	$1.00
GROSS EXPENSE RATIO(1)
SHARES	0.16%
PREMIER SHARES	0.21
NET EXPENSE RATIO(1)
SHARES	0.15%
PREMIER SHARES	0.20

(1)	The Gross and Net Expense Ratios represented are based on the expense ratios as reported in the Portfolio’s current prospectus, which may differ from the expense ratios presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

U.S. GOVERNMENT PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global markets were volatile during the 12-month period ended November 30, 2016 as the relative calm observed after the last U.S. Federal Reserve interest rate hike in December 2015 quickly gave way to a reevaluation of the future path of monetary policy in the wake of market turmoil in China. U.S. economic growth remained steady but weaker than desired. Markets were then upended by the surprise result of the “Brexit” vote during June 2016, only to have risk assets recover in the following weeks. The surprise result of the U.K.’s vote to leave the EU was eventually overshadowed by the results of the U.S. election, giving Republicans control of the White House and Congress. Market reaction was swift and significant as investors contemplated the increased likelihood of fiscal stimulus and inflation.

Money markets were similarly volatile during the period, as shifting expectations surrounding the timing of additional interest rate hikes drove price action. In addition to monetary policy, the period was characterized by tremendous technical pressures in response to money market fund reform. The final compliance date for money market fund reform in October 2016 was preceded by the shift of over $1 trillion in money market fund assets out of prime and tax-exempt funds and into government funds. Given the massive shift in the composition of the money markets, we expect demand for short-duration government securities to continue to outstrip supply. While we positioned the Portfolio to be long relative to its peer group for much of the period to take advantage of any steepness in the money market yield curve, following the U.S. election we shifted to a more neutral positioning in acknowledgement of the prospects for a more hawkish U.S. Federal Reserve during 2017.

For the year ended November 30, 2016, the Portfolio posted a 0.11% (Shares Class) return compared with the 0.13% return of its benchmark, iMoneyNet Fund Average™ — Government/Agencies Institutional. As of November 30, 2016 the Portfolio’s 7-day current yield was 0.21% (Shares Class).

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2016
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — GOVT/ AGENCIES INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.11%	0.11%	0.13%	0.21	%*
FIVE YEAR	0.03	0.03	0.04
TEN YEAR	0.74	0.69	0.80

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here.

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.25%. The “Total Annual Portfolio Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of certain Portfolio expenses, including but not limited to servicing fees, that are not reimbursed. This contractual limitation may not be terminated before July 1, 2017 without the approval of the Board of Trustees. In the absence of these reimbursements, yield, total return, growth since inception and dividends would have been reduced. Total return is based on net change in net asset value assuming reinvestment of distributions. The 7-day current yield more closely reflects the current earnings of the Portfolio than the total returns. The Portfolio’s investment performance may also include voluntary expense reimbursements that may change or end at any time. There were no voluntary expense reimbursements for the 7-day current yield as of November 30, 2016.

MATURITY ANALYSIS

At November 30, 2016, the maturity analysis for the U.S. Government Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment Considerations
and Index Definitions can be found on pages
59 and 60.

Investments in the Portfolio are not deposits of
any bank and are not insured or guaranteed by
the FDIC or any other government agency.
Although the Portfolio seeks to preserve the
value of $1.00 per share, the Portfolio cannot
guarantee it will do so.

OVERNIGHT (1 BUSINESS DAY)	29.1%
2 - 15 DAYS	25.2
16 - 30 DAYS	6.0
31 - 60 DAYS	12.2
61 - 97 DAYS	14.4
98 - 180 DAYS	2.3
181 - 270 DAYS	7.6
271 - 366 DAYS	3.2

PORTFOLIO MANAGERS

DANIEL LAROCCO With Northern Trust since 2008 PETER YI With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/16)

TICKER SYMBOL
SHARES	BNGXX
SERVICE SHARES	BGCXX
PREMIER SHARES*	BGDXX
INCEPTION DATE
SHARES	10/29/85
SERVICE SHARES	4/1/99
PREMIER SHARES*	12/15/98
TOTAL NET ASSETS	$4,920,527,635

NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
PREMIER SHARES*	—
GROSS EXPENSE RATIO(1)
SHARES	0.36%
SERVICE SHARES	0.61
PREMIER SHARES*	—
NET EXPENSE RATIO(1)
SHARES	0.25%
SERVICE SHARES	0.50
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.

(1)	The Gross and Net Expense Ratios represented are based on the expense ratios as reported in the Portfolio’s current prospectus, which may differ from the expense ratios presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

MONEY MARKET PORTFOLIOS	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

U.S. GOVERNMENT SELECT PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Global markets were volatile during the 12-month period ended November 30, 2016 as the relative calm observed after the last U.S. Federal Reserve interest rate hike in December 2015 quickly gave way to a reevaluation of the future path of monetary policy in the wake of market turmoil in China. U.S. economic growth remained steady but weaker than desired. Markets were then upended by the surprise result of the “Brexit” vote during June 2016, only to have risk assets recover in the following weeks. The surprise result of the U.K.’s vote to leave the EU was eventually overshadowed by the results of the U.S. election, giving Republicans control of the White House and Congress. Market reaction was swift and significant as investors contemplated the increased likelihood of fiscal stimulus and inflation.

Money markets were similarly volatile during the period, as shifting expectations surrounding the timing of additional interest rate hikes drove price action. In addition to monetary policy, the period was characterized by tremendous technical pressures in response to money market fund reform. The final compliance date for money market fund reform in October 2016 was preceded by the shift of over $1 trillion in money market fund assets out of prime and tax-exempt funds and into government funds. Given the massive shift in the composition of the money market Funds, we expect demand for short-duration government securities to continue to outstrip supply. While we positioned the Portfolio to be long relative to its peer group for much of the period to take advantage of any steepness in the money market yield curve, following the U.S. election we shifted to a more neutral positioning in acknowledgement of the prospects for a more hawkish U.S. Federal Reserve during 2017.

For the year ended November 30, 2016, the Portfolio posted a 0.20% (Shares class) return compared with the 0.13% return of its benchmark, iMoneyNet Fund Average™ — Government/Agencies Institutional. As of November 30, 2016, the Portfolio’s 7-day current yield was 0.24% (Shares Class).

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2016
TOTAL RETURN	SHARES	SERVICE SHARES	WILLIAMS CAPITAL SHARES	IMONEYNET FUND AVERAGE™ — GOVT/ AGENCIES INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.20%	0.20%	0.20%	0.13%	0.24	%*
FIVE YEAR	0.05	0.05	NA	0.04
TEN YEAR	0.77	0.70	NA	0.80

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The Williams Capital Shares are offered exclusively to clients of The Williams Capital Group, L.P. Williams Capital Group, L.P., is not affiliated with Northern Funds Distributors, LLC or Northern Trust.

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.20%. The “Total Annual Portfolio Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of certain Portfolio expenses, including but not limited to servicing fees, that are not reimbursed. This contractual limitation may not be terminated before April 1, 2017 without the approval of the Board of Trustees. In the absence of these reimbursements, yield, total return, growth since inception and dividends would have been reduced. Total return is based on net change in net asset value assuming reinvestment of distributions. The 7-day current yield more closely reflects the current earnings of the Portfolio than the total returns. The Portfolio’s investment performance may also include voluntary expense reimbursements that may change or end at any time. There were no voluntary expense reimbursements for the 7-day current yield as of November 30, 2016.

MATURITY ANALYSIS

At November 30, 2016, the maturity analysis for the U.S. Government Select Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment Considerations and Index Definitions can be found on pages 59 and 60.

Investments in the Portfolio are not deposits of any bank and are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of $1.00 per share, the Portfolio cannot guarantee it will do so.

OVERNIGHT (1 BUSINESS DAY)	40.9%
2 - 15 DAYS	15.4
16 - 30 DAYS	7.1
31 - 60 DAYS	7.5
61 - 97 DAYS	15.1
98 - 180 DAYS	3.9
181 - 270 DAYS	7.2
271 - 366 DAYS	2.9

PORTFOLIO MANAGERS
DANIEL LAROCCO With Northern Trust since 2008 PETER YI With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/16)
TICKER SYMBOL
SHARES	BGSXX
SERVICE SHARES	BSCXX
WILLIAMS CAPITAL SHARES	WCGXX
PREMIER SHARES*	BSDXX
INCEPTION DATE
SHARES	11/7/90
SERVICE SHARES	5/28/99
WILLIAMS CAPITAL SHARES	9/15/14
PREMIER SHARES*	11/23/98
TOTAL NET ASSETS	$24,335,957,178
NET ASSET VALUE
SHARES	$1.00
SERVICE SHARES	1.00
WILLIAMS CAPITAL SHARES	1.00
PREMIER SHARES*	—
GROSS EXPENSE RATIO(1)
SHARES	0.21%
SERVICE SHARES	0.46
WILLIAMS CAPITAL SHARES	0.21
PREMIER SHARES*	—
NET EXPENSE RATIO(1)
SHARES	0.20%
SERVICE SHARES	0.45
WILLIAMS CAPITAL SHARES	0.20
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.
(1)	The Gross and Net Expense Ratios represented are based on the expense ratios as reported in the Portfolio’s current prospectus, which may differ from the expense ratios presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

MUNICIPAL PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Throughout the 12-month period ended November 30, 2016, the Municipal Portfolio offered institutional investors tax-exempt income, diversification and liquidity. During the period, a volatile interest rate environment, changing dynamics in global economies as well as money market fund reform created an uncertain environment for many fixed-income investors. Throughout, the Portfolio’s managers worked to enhance tax-exempt returns while ensuring that all Portfolio liquidity demands were met.

In December 2015, the Federal Open Market Committee (“FOMC”) raised its short-term rates by 25 basis points for the first time in almost 10 years. The FOMC signaled its desire to begin normalizing policy as illustrated by the “dot plot” projections released after FOMC meetings. The “lift off” of rates prompted incremental steepness in the short end of the yield curve that created opportunities for managers to lock in tax-exempt yield by purchasing fixed-rate municipal notes. As 2016 progressed, market participants were confronted with the prospect of the U.K. exiting the European Union. The uncertainty of the impact to the finance markets created by “Brexit” forced the FOMC to adopt a wait-and-see posture as the June 2016 referendum approached. Ultimately, soft U.S. economic data combined with uncertainty created by the global financial markets kept the FOMC on hold until December 2016.

During the period, the manager was careful to shorten Portfolio duration in anticipation of the SEC’s money market fund reform as of October 14, 2016. By the October compliance date, the duration of the Portfolio had been reduced to less than 7 business days. The Portfolio converted to a floating net asset value effective October 11, 2016. By purchasing daily and weekly municipal variable rate demand notes, the managers were able to navigate cash volatility while minimizing the changes in share net asset value. For its most recent fiscal year ended November 30, 2016, the Municipal Money Market Portfolio posted a 0.25% (Shares Class) compared with the 0.21% return of its benchmark, iMoneyNet Fund Average™ — Tax-Free Institutional. As of November 30, 2016, the Portfolio’s 7-day current yield was 0.35% (Shares Class).

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2016
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — TAX-FREE INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.25%	0.25%	0.21%
FIVE YEAR	0.06	0.06	0.05	0.35	%*
TEN YEAR	0.67	0.58	0.64

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here.

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.20%. The “Total Annual Portfolio Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of certain Portfolio expenses, including but not limited to servicing fees, that are not reimbursed. This contractual limitation may not be terminated before October 11, 2017 without the approval of the Board of Trustees. In the absence of these reimbursements, yield, total return, growth since inception and dividends would have been reduced. Total return is based on net change in net asset value assuming reinvestment of distributions. The 7-day current yield more closely reflects the current earnings of the Portfolio than the total returns. The Portfolio’s investment performance may also include voluntary expense reimbursements that may change or end at any time. There were no voluntary expense reimbursements for the 7-day current yield as of November 30, 2016.

Net Asset Value (“NAV”) is calculated using current market quotations, or an appropriate substitute, to value a portfolio. This NAV is calculated to four decimal places and is currently being used for transacting purchase and sale activity.

Income from the Municipal Portfolio may be subject to federal alternative minimum tax (AMT) and state and local taxes.

MATURITY ANALYSIS

At November 30, 2016, the maturity analysis for the Municipal Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment Considerations and Index Definitions can be found on pages 59 and 60.

Investments in the Portfolio are not deposits of any bank and are not insured or guaranteed by the FDIC or any other government agency.

OVERNIGHT (1 BUSINESS DAY)	84.3%
2 - 15 DAYS	15.7

PORTFOLIO MANAGER

KURT STOEBER With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/16)

TICKER SYMBOL
SHARES	NMUXX
SERVICE SHARES	BMSXX
PREMIER SHARES*
INCEPTION DATE
SHARES	12/1/99
SERVICE SHARES	2/11/00
PREMIER SHARES*	11/9/05
TOTAL NET ASSETS	$751,281,282

NET ASSET VALUE
SHARES	$1.0001
SERVICE SHARES	1.0001
PREMIER SHARES*	—
GROSS EXPENSE RATIO(1)
SHARES	0.21%
SERVICE SHARES	0.46
PREMIER SHARES*	—
NET EXPENSE RATIO(1)
SHARES	0.20%
SERVICE SHARES	0.45
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to investors.
(1)	The Gross and Net Expense Ratios represented are based on the expense ratios as reported in the Portfolio’s current prospectus, which may differ from the expense ratios presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Credit ratings are as of November 30, 2016 and subject to change. An AAA rating by Standard & Poor’s is obtained after S&P evaluates a number of factors, including credit quality, market price, exposure and management. The Portfolio is on the National Association of Insurance Commissioners list of Class 1 money market mutual funds. Inclusion on the NAIC list is the result of an accounting measure involving the Portfolio’s underlying investments, and does not constitute an assessment of quality. The NAIC listing does not represent an endorsement or recommendation of the overall Portfolio.

MONEY MARKET PORTFOLIOS	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

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NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES	NOVEMBER 30, 2016

Amounts in thousands, except per share data	GOVERNMENT ASSETS PORTFOLIO(1)	TREASURY PORTFOLIO	U.S. GOVERNMENT PORTFOLIO	U.S. GOVERNMENT SELECT PORTFOLIO	MUNICIPAL PORTFOLIO
ASSETS:
Investments, at value	$4,777,352	$12,232,570	$3,518,073	$15,941,062	$734,535
Repurchase agreements, at value	2,646,469	22,031,344	1,422,553	8,429,630	–
Cash	184,246	393,580	174,205	–	497
Interest income receivable	1,993	13,349	2,683	9,169	357
Receivable for securities sold	–	49,994	10,968	–	16,248
Receivable for fund shares sold	–	–	1	70,802	–
Receivable from affiliates for expense reimbursements	852	434	553	443	96
Prepaid and other assets	34	56	21	76	16
Total Assets	7,610,946	34,721,327	5,129,057	24,451,182	751,749
LIABILITLIES:
Cash overdraft	–	–	–	12,965	–
Payable for securities purchased	105,263	–	20,000	93,000	–
Payable for fund shares redeemed	78,995	441,672	185,968	–	–
Distributions payable to shareholders	998	5,989	890	4,735	220
Payable to affiliates:
Management fees	2,090	3,616	1,384	3,490	115
Custody fees	69	290	46	205	10
Shareholder servicing fees	–	990	–	–	–
Transfer agent fees	95	417	63	291	9
Trustee fees	81	29	41	75	3
Accrued other liabilities	233	397	137	464	111
Total Liabilities	187,824	453,400	208,529	115,225	468
Net Assets	$7,423,122	$34,267,927	$4,920,528	$24,335,957	$751,281
ANALYSIS OF NET ASSETS:
Capital stock	$7,422,783	$34,267,722	$4,920,562	$24,335,833	$751,199
Accumulated undistributed net investment income (loss)	331	211	(34)	124	(2)
Accumulated undistributed net realized gain (loss)	8	(6)	–	–	84
Net Assets	$7,423,122	$34,267,927	$4,920,528	$24,335,957	$751,281
Net Assets:
Shares	$7,423,122	$9,790,988	$4,919,953	$23,689,538	$747,324
Service Shares	–	–	575	172,258	3,957
Premier Shares	–	24,476,939	–	–	–
Williams Capital Shares	–	–	–	474,161	–
Total Shares Outstanding (no par value, unlimited shares authorized):
Shares	7,422,780	9,790,797	4,919,956	23,689,438	747,246
Service Shares	–	–	575	172,256	3,957
Premier Shares	–	24,476,925	–	–	–
Williams Capital Shares	–	–	–	474,159	–
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$1.00	$1.00	$1.00	$1.00	$1.0001
Service Shares	–	–	1.00	1.00	1.0001
Premier Shares	–	1.00	–	–	–
Williams Capital Shares	–	–	–	1.00	–
Investments, at cost	$4,777,352	$12,232,570	$3,518,073	$15,941,062	$734,535
Repurchase agreements, at cost	2,646,469	22,031,344	1,422,553	8,429,630	–

(1)	Formerly known as the Diversified Assets Portfolio.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

STATEMENTS OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2016

Amounts in thousands	GOVERNMENT ASSETS PORTFOLIO (1)	TREASURY PORTFOLIO	U.S. GOVERNMENT PORTFOLIO	U.S. GOVERNMENT SELECT PORTFOLIO	MUNICIPAL PORTFOLIO
INVESTMENT INCOME:
Interest income	$45,310	$99,152	$20,274	$89,054	$11,831
Income from affiliates (Note 5)	72	199	62	–	–
Net increase from payment by affiliate (Note 5)	–	–	–	–	16
Total Investment Income	45,382	99,351	20,336	89,054	11,847
EXPENSES:
Management fees	29,774	41,389	16,677	39,589	6,937
Custody fees	961	2,715	558	2,321	410
Transfer agent fees	1,353	3,871	758	3,299	578
Registration fees	232	373	150	474	134
Printing fees	25	37	15	44	13
Professional fees	159	209	118	245	113
Shareholder servicing fees	–	3,517	–	–	–
Trustee fees	151	246	82	305	48
Other	214	288	135	390	107
Total Expenses	32,869	52,645	18,493	46,667	8,340
Less expenses voluntarily reimbursed by investment adviser	(1,747)	(8,337)	(540)	(38)	(1,943)
Less expenses contractually reimbursed by investment adviser	(2,387)	(1,595)	(2,661)	(2,212)	(443)
Less custodian credits	(31)	(41)	(31)	(11)	(128)
Net Expenses	28,704	42,672	15,261	44,406	5,826
Net Investment Income	16,678	56,679	5,075	44,648	6,021
NET REALIZED GAINS:
Net realized gains on:
Investments	446	208	21	173	564
Net Gains	446	208	21	173	564
Net Increase in Net Assets Resulting from Operations	$17,124	$56,887	$5,096	$44,821	$6,585

(1)	Formerly known as the Diversified Assets Portfolio.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

	GOVERNMENT ASSETS PORTFOLIO(1)		TREASURY PORTFOLIO
Amounts in thousands	2016	2015	2016	2015
OPERATIONS:
Net investment income	$16,678	$956	$56,679	$1,467
Net realized gains	446	216	208	188
Net Increase in Net Assets Resulting from Operations	17,124	1,172	56,887	1,655
CAPITAL SHARE TRANSACTIONS:(2)
Net increase (decrease) in net assets resulting from Shares transactions	(2,329,409)	(1,553,312)	(6,800,411)	1,886,158
Net increase (decrease) in net assets resulting from Service Shares transactions	(6,257)	310	–	–
Net increase in net assets resulting from Premier Shares transactions	–	–	24,476,925	–
Net increase in net assets resulting from Williams Capital Shares transactions	–	–	–	–
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(2,335,666)	(1,553,002)	17,676,514	1,886,158
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income	(16,889)	(1,065)	(41,855)	(1,489)
From net realized gains	–	–	–	–
Total Distributions to Shares Shareholders	(16,889)	(1,065)	(41,855)	(1,489)
DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:
From net investment income	(6)	(1)	–	–
From net realized gains	–	–	–	–
Total Distributions to Service Shares Shareholders	(6)	(1)	–	–
DISTRIBUTIONS TO PREMIER SHARES SHAREHOLDERS:
From net investment income	–	–	(15,015)	–
Total Distributions to Premier Shares Shareholders	–	–	(15,015)	–
DISTRIBUTIONS TO WILLIAMS CAPITAL SHARES SHAREHOLDERS:
From net investment income	–	–	–	–
Total Distributions to Williams Capital Shares Shareholders	–	–	–	–
Total Increase (Decrease) in Net Assets	(2,335,437)	(1,552,896)	17,676,531	1,886,324
NET ASSETS:
Beginning of year	9,758,559	11,311,455	16,591,396	14,705,072
End of year	$7,423,122	$9,758,559	$34,267,927	$16,591,396
Accumulated Undistributed Net Investment Income (Loss)	$331	$110	$211	$190

(1)	Formerly known as the Diversified Assets Portfolio.
(2)	The number of shares approximates the dollar amount of transactions, except for Municipal Portfolio.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. GOVERNMENT PORTFOLIO		U.S. GOVERNMENT SELECT PORTFOLIO		MUNICIPAL PORTFOLIO
2016	2015	2016	2015	2016	2015

$5,075	$507	$44,648	$2,016	$6,021	$456
21	70	173	151	564	189
5,096	577	44,821	2,167	6,585	645

(975,274)	123,409	2,659,692	1,885,530	(3,750,446)	(173,464)
(8,266)	(17,989)	49,415	(999)	(13,069)	(10,368)
–	–	–	–	–	–
–	–	260,173	73,009	–	–
(983,540)	105,420	2,969,280	1,957,540	(3,763,515)	(183,832)

(5,138)	(583)	(43,848)	(2,091)	(6,002)	(493)
–	–	–	–	(641)	–
(5,138)	(583)	(43,848)	(2,091)	(6,643)	(493)

(6)	(2)	(302)	(11)	(23)	(3)
–	–	–	–	(4)	–
(6)	(2)	(302)	(11)	(27)	(3)

–	–	–	–	–	–
–	–	–	–	–	–

–	–	(649)	(14)	–	–
–	–	(649)	(14)	–	–
(983,588)	105,412	2,969,302	1,957,591	(3,763,600)	(183,683)

5,904,116	5,798,704	21,366,655	19,409,064	4,514,881	4,698,564
$4,920,528	$5,904,116	$24,335,957	$21,366,655	$751,281	$4,514,881
$(34)	$14	$124	$102	$(2)	$12

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS

GOVERNMENT ASSETS PORTFOLIO(1)				SHARES
Selected per share data	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)	–		–	–	–	–
Net realized gains (losses)(2)	–		–	–	–	–
Total from Investment Operations	–		–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(2)	–		–	–	–	–
Total Distributions Paid	–		–	–	–	–
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(3)	0.19%		0.01%	0.01%	0.01%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$7,423,122		$9,752,302	$11,305,508	$11,183,193	$11,046,917
Ratio of average net assets of:
Expenses, net of waivers, reimbursements and credits	0.32	%(4)	0.21%	0.16%	0.20%	0.21%
Expenses, before waivers, reimbursements and credits	0.36%		0.36%	0.36%	0.37%	0.37%
Net investment income, net of waivers, reimbursements and credits	0.18	%(4)	0.01%	0.01%	0.01%	0.01%
Net investment income (loss), before waivers, reimbursements and credits	0.14%		(0.14)%	(0.19)%	(0.16)%	(0.15)%

(1)	Formerly known as the Diversified Assets Portfolio.
(2)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(4)	Effective October 1, 2016, the investment adviser agreed to increase the expense reimbursements it provides the Portfolio by contractually limiting the Portfolio’s total expenses (other than certain excepted expenses noted in the Notes to Financial Statements) to 0.25%. Prior to October 1, 2016, the expense limitation had been 0.35%.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

TREASURY PORTFOLIO				SHARES
Selected per share data	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–		–	–	–	–
Net realized gains (losses)(1)	–		–	–	–	–
Total from Investment Operations	–		–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(1)	–		–	–	–	–
Total Distributions Paid	–		–	–	–	–
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.23%		0.01%	0.01%	0.02%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$9,790,988		$16,591,396	$14,705,072	$10,166,515	$8,622,208
Ratio of average net assets of:
Expenses, net of waivers, reimbursements and credits	0.15	%(3)	0.08%	0.06%	0.09%	0.12%
Expenses, before waivers, reimbursements and credits	0.20	%(3)	0.21%	0.27%	0.32%	0.32%
Net investment income, net of waivers, reimbursements and credits	0.22	%(3)	0.01%	0.01%	0.01%	0.02%
Net investment income (loss), before waivers, reimbursements and credits	0.17	%(3)	(0.12)%	(0.20)%	(0.22)%	(0.18)%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Effective August 1, 2016, the investment adviser reduced the management fees paid by the Portfolio (see Note 4). Effective August 1, 2016, the investment adviser agreed to increase the expense reimbursements it provides the Portfolio by contractually limiting the Portfolio’s total expenses (other than certain excepted expenses noted in the Notes to Financial Statements) to 0.15%. Prior to August 1, 2016, the expense limitation had been 0.20%.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

TREASURY PORTFOLIO	PREMIER
Selected per share data	2016(1)
Net Asset Value, Beginning of Period	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)	–
Net realized gains (losses)(2)	–
Total from Investment Operations	–
LESS DISTRIBUTIONS PAID:
From net investment income(2)	–
Total Distributions Paid	–
Net Asset Value, End of Period	$1.00
Total Return(3)	0.07%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$24,476,939
Ratio to average net assets of:(4)
Expenses, net of waivers, reimbursements and credits	0.20%
Expenses, before waivers, reimbursements and credits	0.21%
Net investment income, net of waivers, reimbursements and credits	0.21%
Net investment income, before waivers, reimbursements and credits	0.20%

(1)	For the period August 1, 2016 (commencement of operations) through November 30, 2016.
(2)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED OR PERIOD ENDED NOVEMBER 30,

U.S. GOVERNMENT PORTFOLIO	SHARES
Selected per share data	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–		–	–	–	–
Net realized gains (losses)(1)	–		–	–	–	–
Total from Investment Operations	–		–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(1)	–		–	–	–	–
Total Distributions Paid	–		–	–	–	–
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.11%		0.01%	0.01%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$4,919,953		$5,895,274	$5,771,872	$6,536,003	$6,818,808
Ratio of average net assets of:
Expenses, net of waivers, reimbursements and credits	0.30	%(3)	0.12%	0.09%	0.11%	0.15%
Expenses, before waivers, reimbursements and credits	0.37%		0.36%	0.37%	0.37%	0.37%
Net investment income, net of waivers, reimbursements and credits	0.10	%(3)	0.01%	0.01%	0.01%	0.01%
Net investment income (loss), before waivers, reimbursements and credits	0.03%		(0.23)%	(0.27)%	(0.25)%	(0.21)%

	SERVICE
Selected per share data	2016		2015	2014	2013	2012
Net Asset Value, Beginning of Year	$1.00		$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–		–	–	–	–
Net realized gains (losses)(1)	–		–	–	–	–
Total from Investment Operations	–		–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(1)	–		–	–	–	–
Total Distributions Paid	–		–	–	–	–
Net Asset Value, End of Year	$1.00		$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.11%		0.01%	0.01%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$575		$8,842	$26,832	$23,651	$25,167
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.32	%(3)	0.12%	0.09%	0.11%	0.15%
Expenses, before waivers, reimbursements and credits	0.36%		0.36%	0.38%	0.38%	0.40%
Net investment income, net of waivers, reimbursements and credits	0.08	%(3)	0.01%	0.01%	0.01%	0.01%
Net investment income (loss), before waivers, reimbursements and credits	0.04%		(0.23)%	(0.28)%	(0.26)%	(0.24)%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3)	Effective July 1, 2016, the investment adviser agreed to increase the expense reimbursements it provides the Portfolio by limiting the Portfolio’s expenses (other than certain excepted expenses noted in the Notes to Financial Statements) to 0.25%. Prior to July 1, 2016, the expense limitation had been 0.35%.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

U.S. GOVERNMENT SELECT PORTFOLIO	SHARES
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized gains (losses)(1)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(1)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.20%	0.01%	0.01%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$23,689,538	$21,029,825	$19,144,244	$17,349,481	$16,986,442
Ratio of average net assets of:
Expenses, net of waivers, reimbursements and credits	0.20%	0.12%	0.08%	0.11%	0.13%
Expenses, before waivers, reimbursements and credits	0.21%	0.21%	0.28%	0.32%	0.32%
Net investment income, net of waivers, reimbursements and credits	0.20%	0.01%	0.01%	0.01%	0.01%
Net investment income (loss), before waivers, reimbursements and credits	0.19%	(0.08)%	(0.19)%	(0.20)%	(0.18)%

	SERVICE
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized gains (losses)(1)	–	–	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(1)	–	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(2)	0.20%	0.01%	0.01%	0.01%	0.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$172,258	$122,843	$123,842	$141,006	$213,106
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.20%	0.12%	0.08%	0.11%	0.13%
Expenses, before waivers, reimbursements and credits	0.21%	0.21%	0.29%	0.33%	0.35%
Net investment income, net of waivers, reimbursements and credits	0.21%	0.01%	0.01%	0.01%	0.01%
Net investment income (loss), before waivers, reimbursements and credits	0.20%	(0.08)%	(0.20)%	(0.21)%	(0.21)%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED OR PERIOD ENDED NOVEMBER 30,

U.S. GOVERNMENT SELECT PORTFOLIO	WILLIAMS CAPITAL
Selected per share data	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)	–	–	–
Net realized gains (losses)(2)	–	–	–
Total from Investment Operations	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(2)	–	–	–
Total Distributions Paid	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00
Total Return(3)	0.20%	0.01%	0.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period	$474,161	$213,987	$140,978
Ratio to average net assets of:(4)
Expenses, net of reimbursements and credits	0.20%	0.12%	0.08%
Expenses, before reimbursements and credits	0.21%	0.21%	0.21%
Net investment income, net of waivers and reimbursements	0.21%	0.01%	0.01%
Net investment income (loss), before waivers, reimbursements and credits	0.20%	(0.08)%	(0.12)%

(1)	For the period September 15, 2014 (commencement of operations) through November 30, 2014.
(2)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(3)	Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

MUNICIPAL PORTFOLIO	SHARES
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$1.0000 (1)	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.0016 (2)	– (3)	– (3)	– (3)	– (3)
Net realized and unrealized gains (losses)	0.0009	– (3)	– (3)	– (3)	– (3)
Net increase from payment by affiliate (Note 5)	– (4)	–	–	–	–
Total from Investment Operations	0.0025	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	(0.0021)	– (3)	– (3)	– (3)	– (3)
From net realized gains	(0.0003)	–	–	–	–
Total Distributions Paid	(0.0024)	–	–	–	–
Net Asset Value, End of Year	$1.0001	$1.00	$1.00	$1.00	$1.00
Total Return(5)	0.25%	0.01%	0.02%	0.01%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$747,324	$4,497,849	$4,671,165	$4,734,148	$4,345,703
Ratio of average net assets of:
Expenses, net of waivers, reimbursements and credits	0.15%	0.06%	0.08%	0.12%	0.17%
Expenses, before waivers, reimbursements and credits	0.22%	0.21%	0.28%	0.32%	0.32%
Net investment income, net of waivers, reimbursements and credits	0.16%	0.01%	0.01%	0.01%	0.01%
Net investment income (loss), before waivers, reimbursements and credits	0.09%	(0.14)%	(0.19)%	(0.19)%	(0.14)%

(1)	Transacted at two decimals until October 11, 2106 (see Note 8).
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.
(3)	Per Share amounts from net investment income, net realized and unrealized gains (losses) and distributions from net investment income were less than $0.01 per share.
(4)	Per share amount from net increase from payment by affiliate was less than $0.0001 per share.
(5)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

MUNICIPAL PORTFOLIO	SERVICE
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$1.0000 (1)	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.0018 (2)	– (3)	– (3)	– (3)	– (3)
Net realized and unrealized gains (losses)	0.0007	– (3)	– (3)	– (3)	– (3)
Net increase from payment by affiliate (Note 5)	– (4)	–	–	–	–
Total from Investment Operations	0.0025	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	(0.0021)	– (3)	– (3)	– (3)	– (3)
From net realized gains	(0.0003)	–	–	–	–
Total Distributions Paid	(0.0024)	–	–	–	–
Net Asset Value, End of Year	$1.0001	$1.00	$1.00	$1.00	$1.00
Total Return(5)	0.25%	0.01%	0.02%	0.01%	0.02%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,957	$17,032	$27,399	$33,415	$32,419
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.16%	0.06%	0.08%	0.12%	0.17%
Expenses, before waivers, reimbursements and credits	0.22%	0.21%	0.29%	0.33%	0.35%
Net investment income, net of waivers, reimbursements and credits	0.18%	0.01%	0.01%	0.01%	0.01%
Net investment income (loss), before waivers, reimbursements and credits	0.12%	(0.14)%	(0.20)%	(0.20)%	(0.17)%

(1)	Transacted at two decimals until October 11, 2106 (see Note 8).
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.
(3)	Per Share amounts from net investment income, net realized and unrealized gains (losses) and distributions from net investment income were less than $0.01 per share.
(4)	Per share amount from net increase from payment by affiliate was less than $0.0001 per share.
(5)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	MONEY MARKET PORTFOLIOS

GOVERNMENT ASSETS PORTFOLIO †

SCHEDULE OF INVESTMENTS

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 18.0% (1)

Federal Farm Credit Bank – 6.8%

FFCB Discount Notes, 0.63%, 6/28/17 (2)	$50,000	$49,820
0.64%, 8/4/17 (2)	50,000	49,785
0.67%, 8/18/17 (2)	75,000	74,642

FFCB Notes, 0.53%, 12/2/16 (3)	50,000	49,999
0.52%, 12/10/16 (3)	70,000	69,998
0.55%, 12/13/16 (3)	50,000	49,996
0.68%, 12/20/16 (3)	50,000	50,000
0.63%, 12/29/16 (3)	20,000	19,998
0.62%, 12/30/16 (3)	37,000	37,001
0.72%, 12/30/16 (4)	50,000	50,000
		501,239

Federal Home Loan Bank – 10.6%

FHLB Bonds, 0.75%, 7/20/17	75,000	75,000

FHLB Discount Notes, 0.29%, 12/2/16 (2)	89,800	89,799
0.59%, 12/2/16 (2)	33,000	33,000
0.28%, 12/7/16 (2)	50,000	49,998
0.60%, 12/14/16 (2)	91,000	90,980
0.44%, 1/25/17 (2)	50,000	49,967
0.56%, 5/25/17 (2)	50,000	49,866

FHLB Notes, 0.60%, 12/7/16 (3)	35,000	34,997
0.83%, 12/11/16 (3)	20,000	20,000
0.56%, 12/14/16 (3)	75,000	75,000
0.56%, 12/20/16 (4)	75,000	75,000
0.61%, 12/27/16 (3)	45,000	45,000
0.75%, 2/13/17 (4)	40,000	39,999
0.81%, 2/27/17 (4)	60,000	60,000
		788,606

Federal National Mortgage Association – 0.6%

FNMA Notes, 0.54%, 12/5/16 (3)	25,000	24,996
0.62%, 12/26/16 (3)	20,000	20,000
		44,996
Total U.S. Government Agencies
(Cost $1,334,841)		1,334,841

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 46.4%

U.S. Treasury Bills – 28.5%
0.28%, 12/1/16	$250,000	$250,000
0.30%, 12/1/16	150,000	150,000
0.33%, 12/1/16	50,000	50,000
0.33%, 12/8/16	100,000	99,994
0.29%, 12/15/16	350,000	349,958
0.30%, 12/15/16	250,000	249,971
0.37%, 12/15/16	200,000	199,971
0.31%, 12/22/16	200,000	199,960
0.45%, 2/23/17	90,000	89,906
0.48%, 3/9/17	80,000	79,895
0.49%, 3/23/17	100,000	99,847
0.58%, 8/17/17	100,000	99,584
0.59%, 8/17/17	95,000	94,602
0.64%, 9/14/17	50,000	49,749
0.69%, 10/12/17	20,000	19,880
0.68%, 11/9/17	30,000	29,809
		2,113,126

U.S. Treasury Floating Rate Notes – 6.4%
0.57%, 12/6/16 (3)	70,000	69,979
0.66%, 12/6/16 (3)	85,000	84,985
0.66%, 12/6/16 (3)	78,000	77,983
0.67%, 12/6/16 (3)	114,000	113,988
0.68%, 12/6/16 (3)	87,000	87,000
0.76%, 12/6/16 (3)	38,000	37,990
		471,925

U.S. Treasury Notes – 11.5%
0.50%, 4/30/17	80,000	79,994
0.88%, 4/30/17	50,000	50,072
0.63%, 5/31/17	235,000	235,067
0.63%, 6/30/17	75,000	75,012
0.75%, 6/30/17	147,000	147,106
0.63%, 7/31/17	50,000	50,005
0.88%, 8/15/17	65,000	65,125
0.63%, 8/31/17	60,000	59,989

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 46.4% – continued

U.S. Treasury Notes – 11.5% – continued
0.88%, 10/15/17	$25,000	$25,021
0.75%, 10/31/17	30,000	30,015
0.88%, 11/15/17	40,000	40,054
		857,460
Total U.S. Government Obligations
(Cost $3,442,511)		3,442,511

Investments, at Amortized Cost
($4,777,352)		4,777,352

REPURCHASE AGREEMENTS – 35.6%

Joint Repurchase Agreements – 3.2% (5)(6)

Bank of America Securities LLC, dated 11/30/16, repurchase price $119,304 0.27%, 12/7/16	119,298	119,298

Societe Generale, New York Branch, dated 11/30/16, repurchase price $119,304 0.26%, 12/7/16	119,298	119,298
		238,596

Repurchase Agreements – 32.4% (7)

Bank of America N.A., dated 11/30/16, repurchase price $150,001 0.28%, 12/1/16	150,000	150,000

BNP Paribas S.A., dated 11/3/16 repurchase price $160,050 0.34%, 12/6/16	160,000	160,000

BNP Paribas S.A., dated 11/30/16 repurchase price $220,002 0.29%, 12/1/16	220,000	220,000

BNP Paribas S.A., dated 11/30/16 repurchase price $330,002 0.27%, 12/1/16	330,000	330,000

Citigroup Global Markets, Inc., dated 11/30/16, repurchase price $107,874 0.26%, 12/1/16	107,873	107,873

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 35.6% – continued

Repurchase Agreements – 32.4% (7) continued

Federal Reserve Bank of New York, dated 11/30/16 repurchase price $1,150,008 0.25%, 12/1/16	$1,150,000	$1,150,000

Societe Generale New York Branch, dated 11/29/16 repurchase price $290,016 0.29%, 12/6/16	290,000	290,000
		2,407,873
Total Repurchase Agreements
(Cost $2,646,469)		2,646,469

Total Investments – 100.0%
(Cost $7,423,821) (8)		7,423,821

Liabilities less Other Assets – (0.0%)		(699)
NET ASSETS – 100.0%		$7,423,122

†	Formerly known as the Diversified Assets Portfolio.
(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Discount rate at the time of purchase.
(3)	Variable rate security. Rate as of November 30, 2016 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(4)	Variable rate security. Rate as of November 30, 2016 is disclosed. Maturity date represents the date when principal payments may be due, taking into account any call options exercised and any permissible maturity shortening features.
(5)	Interest rates are reset daily and interest is payable monthly.
(6)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Notes	$243,497	0.13%	4/15/17 – 4/15/19

(7)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
FHLMC	$286,926	2.60% – 4.00%	8/1/27 – 10/1/46
FNMA	$105,502	2.31% – 6.50%	5/1/26 – 11/1/46
GNMA	$14,853	2.00% – 5.00%	10/20/38 – 10/15/46
U.S. Treasury Bonds	$624,594	0.00% – 6.13%	8/15/21 – 11/15/45
U.S. Treasury Notes	$1,406,197	0.13% – 4.25%	10/31/17 – 7/15/26
Total	$2,438,072

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	MONEY MARKET PORTFOLIOS

GOVERNMENT ASSETS PORTFOLIO †

SCHEDULE OF INVESTMENTS continued	NOVEMBER 30, 2016

(8)	The cost for federal income tax purposes was approximately $7,423,821,000.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Portfolio’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of November 30, 2016:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Government Assets Portfolio (1)	$—	$7,423,821	$—	$7,423,821

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2015.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

TREASURY PORTFOLIO

SCHEDULE OF INVESTMENTS	NOVEMBER 30, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 35.7%

U.S. Treasury Bills – 14.3%
0.23%, 12/1/16 (1)	$187	$187
0.24%, 12/1/16 (1)	300,000	300,000
0.30%, 12/1/16 (1)	350,000	350,000
0.25%, 12/8/16 (1)	200,000	199,989
0.26%, 12/8/16 (1)	939	939
0.35%, 12/8/16 (1)	275,000	274,982
0.61%, 12/8/16 (1)	473,000	472,944
0.70%, 12/8/16 (1)	93,000	92,987
0.75%, 12/8/16 (1)	100,000	99,986
0.29%, 12/15/16 (1)	250,000	249,970
0.30%, 12/15/16 (1)	5,012	5,011
0.30%, 1/5/17 (1)	3,885	3,884
0.32%, 1/5/17 (1)	250,000	249,922
0.70%, 1/5/17 (1)	100,000	99,932
0.71%, 1/5/17 (1)	125,000	124,914
0.43%, 2/16/17 (1)	100,000	99,908
0.44%, 2/23/17 (1)	150,000	149,845
0.67%, 3/2/17 (1)	200,000	199,666
0.68%, 3/2/17 (1)	100,000	99,829
0.59%, 3/30/17 (1)	325,000	324,377
0.66%, 3/30/17 (1)	250,000	249,462
0.50%, 4/27/17 (1)	80,000	79,840
0.57%, 4/27/17 (1)	100,000	99,765
0.58%, 4/27/17 (1)	149,000	148,651
0.59%, 4/27/17 (1)	100,000	99,761
0.61%, 4/27/17 (1)	20,000	19,951
0.51%, 5/25/17 (1)	20,000	19,951
0.66%, 5/25/17 (1)	50,000	49,838
0.70%, 5/25/17 (1)	50,000	49,831
0.57%, 6/22/17 (1)	125,000	124,604
0.58%, 8/17/17 (1)	100,000	99,588
0.64%, 9/14/17 (1)	156,800	156,013
0.66%, 10/12/17 (1)	200,000	198,855
0.68%, 11/9/17 (1)	100,000	99,359
		4,894,741

U.S. Treasury Floating Rate Notes – 8.5%
0.66%, 12/6/16 (2)	1,139,300	1,188,525
0.67%, 12/6/16 (2)	416,000	415,960
0.68%, 12/6/16 (2)	476,440	476,515
0.76%, 12/6/16 (2)	850,000	850,300
		2,931,300

U.S. Treasury Notes – 12.9%
0.50%, 2/28/17	100,000	99,946

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 35.7% – continued

U.S. Treasury Notes – 12.9% – continued
0.50%, 4/30/17	$251,639	$251,600
0.88%, 5/15/17	85,000	85,115
0.63%, 5/31/17	900,000	900,202
0.88%, 6/15/17	100,000	100,127
0.75%, 6/30/17	349,000	349,179
2.50%, 6/30/17	200,000	202,104
0.88%, 7/15/17	100,000	100,191
0.50%, 7/31/17	400,000	399,708
0.63%, 7/31/17	50,000	50,005
2.38%, 7/31/17	554,000	560,272
0.88%, 8/15/17	75,000	75,114
0.63%, 8/31/17	125,000	124,976
0.63%, 9/30/17	450,000	449,753
1.88%, 9/30/17	225,000	227,226
0.75%, 10/31/17	131,000	130,997
0.88%, 11/15/17	50,000	50,071
0.63%, 11/30/17	150,000	149,868
0.88%, 11/30/17	100,000	100,075

		4,406,529
Total U.S. Government Obligations
(Cost $12,232,570)		12,232,570

Investments, at Amortized Cost
($12,232,570)		12,232,570

REPURCHASE AGREEMENTS – 64.3%

Joint Repurchase Agreements – 0.0% (3)(4)

Bank of America Securities LLC, dated 11/30/16, repurchase price $3 0.27%, 12/7/16	3	3

Societe Generale, New York Branch, dated 11/30/16, repurchase price $3 0.26%, 12/7/16	3	3
		6

Repurchase Agreements – 64.3% (5)

BNP Paribas S.A., dated 11/21/16, repurchase price $850,220 0.31%, 12/21/16	850,000	850,000

BNP Paribas S.A., dated 11/30/16, repurchase price $620,005 0.27%, 12/1/16	620,000	620,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	MONEY MARKET PORTFOLIOS

TREASURY PORTFOLIO

SCHEDULE OF INVESTMENTS continued	NOVEMBER 30, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 64.3% – continued

Repurchase Agreements – 64.3% (5) – continued

Citigroup Global Markets, Inc., dated 11/30/16, repurchase price $181,339 0.26%, 12/1/16	$181,338	$181,338

Credit Suisse Securities, dated 11/30/16, repurchase price $1,000,008 0.27%, 12/1/16	1,000,000	1,000,000

Federal Reserve Bank of New York, dated 11/30/16, repurchase price $16,500,116 0.25%, 12/1/16	16,500,000	16,500,000

Goldman Sachs & Co., dated 11/30/16, repurchase price $1,000,241 0.30%, 12/8/16	1,000,000	1,000,000

HSBC Securities (USA), Inc., dated 11/28/16, repurchase price $500,025 0.26%, 12/5/16	500,000	500,000

HSBC Securities (USA), Inc., dated 11/30/16, repurchase price $130,001 0.26%, 12/1/16	130,000	130,000

HSBC Securities (USA), Inc., dated 11/30/16, repurchase price $550,028 0.26%, 12/7/16	550,000	550,000

ING Financial Markets LLC, dated 11/30/16, repurchase price $200,001 0.26%, 12/1/16	200,000	200,000

Societe Generale, New York Branch, dated 11/30/16, repurchase price $500,170 0.35%, 12/8/16	500,000	500,000
		22,031,338
Total Repurchase Agreements
(Cost $22,031,344)		22,031,344

Total Investments – 100.0%
(Cost $34,263,914) (6)		34,263,914

Other Assets less Liabilities – 0.0%		4,013
NET ASSETS – 100.0%		$34,267,927

(1)	Discount rate at the time of purchase.
(2)	Variable rate security. Rate as of November 30, 2016 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(3)	Interest rates are reset daily and interest is payable monthly.
(4)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Notes	$6	0.13%	4/15/17 – 4/15/19

(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Bills	$19,710	0.00%	1/12/17 – 4/13/17
U.S. Treasury Bonds	$6,221,266	0.00% – 8.13%	11/15/17 – 5/15/46
U.S. Treasury Notes	$15,906,470	0.13% – 4.25%	3/31/17 – 7/15/26
Total	$22,147,446

(6)	The cost for federal income tax purposes was approximately $34,263,914,000.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Portfolio’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of November 30, 2016:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Treasury Portfolio (1)	$–	$34,263,914	$–	$34,263,914

(1)	Classifications as defined in the Schedule of Investments.

The portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2016, there were no transfers between Level 1, Level 2, or Level 3 classifications based on levels assigned to the securities on November 30, 2015.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

U.S. GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS	NOVEMBER 30, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 51.8% (1)

Federal Farm Credit Bank – 13.7%

FFCB Bond, 0.80%, 6/16/17	$5,000	$5,004

FFCB Discount Notes, 0.53%, 12/14/16 (2)	5,000	4,999
0.56%, 12/20/16 (2)	9,000	8,997
0.54%, 1/4/17 (2)	5,000	4,997
0.54%, 1/6/17 (2)	20,000	19,989
0.68%, 1/17/17 (2)	15,000	14,987
0.67%, 1/23/17 (2)	10,000	9,990
0.56%, 2/1/17 (2)	25,000	24,976
0.56%, 2/2/17 (2)	5,000	4,995
0.68%, 2/7/17 (2)	19,000	18,976
0.57%, 2/10/17 (2)	13,000	12,986
0.74%, 2/14/17 (2)	10,000	9,985
0.74%, 2/17/17 (2)	10,000	9,984
0.69%, 2/22/17 (2)	17,000	16,973
0.67%, 2/24/17 (2)	25,000	24,961
0.55%, 3/7/17 (2)	5,000	4,993
0.61%, 3/8/17 (2)	2,000	1,997
0.61%, 3/10/17 (2)	10,000	9,983
0.62%, 3/17/17 (2)	5,000	4,991
0.61%, 4/11/17 (2)	3,000	2,993
0.64%, 4/19/17 (2)	5,000	4,988
0.64%, 5/9/17 (2)	3,000	2,992
0.61%, 5/18/17 (2)	2,000	1,994
0.61%, 6/2/17 (2)	6,000	5,982
0.63%, 6/28/17 (2)	4,000	3,986
0.64%, 7/3/17 (2)	7,000	6,974
0.55%, 7/6/17 (2)	3,000	2,990
0.64%, 7/7/17 (2)	12,000	11,954
0.63%, 7/12/17 (2)	10,000	9,962
0.64%, 7/13/17 (2)	9,000	8,965
0.64%, 7/19/17 (2)	9,000	8,964
0.67%, 7/21/17 (2)	10,000	9,957
0.66%, 8/3/17 (2)	9,000	8,960
0.66%, 8/4/17 (2)	6,000	5,973
0.68%, 8/4/17 (2)	21,000	20,904
0.68%, 8/8/17 (2)	8,000	7,963
0.69%, 8/10/17 (2)	13,000	12,938
0.66%, 8/15/17 (2)	3,000	2,986
0.67%, 8/16/17 (2)	9,000	8,957
0.67%, 8/18/17 (2)	2,000	1,990
0.69%, 8/23/17 (2)	11,000	10,945

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 51.8% (1) – continued

Federal Farm Credit Bank – 13.7% – continued
0.70%, 9/7/17 (2)	$4,000	$3,979
0.71%, 9/7/17 (2)	10,000	9,946
0.71%, 9/8/17 (2)	10,000	9,945
0.82%, 9/11/17 (2)	6,000	5,962
0.86%, 10/30/17 (2)	6,000	5,953
0.86%, 11/16/17 (2)	10,000	9,917

FFCB Notes, 0.58%, 12/1/16 (3)	9,000	8,999
0.65%, 12/1/16 (3)	2,000	2,000
0.66%, 12/1/16 (3)	18,000	17,997
0.53%, 12/2/16 (3)	25,000	24,999
0.66%, 12/5/16 (3)	20,000	19,993
0.55%, 12/6/16 (3)	10,000	10,001
0.60%, 12/7/16 (3)	14,000	14,000
0.53%, 12/9/16 (4)	18,000	18,000
0.52%, 12/10/16 (3)	20,000	20,000
0.65%, 12/18/16 (3)	9,000	8,999
0.53%, 12/20/16 (3)	9,000	9,000
0.68%, 12/20/16 (3)	10,000	10,000
0.68%, 12/21/16 (3)	27,000	26,997
0.72%, 12/25/16 (3)	20,000	20,000
0.63%, 12/29/16 (3)	13,000	13,002
0.72%, 12/30/16 (4)	24,000	24,000
		672,769

Federal Home Loan Bank – 28.9%

FHLB Bonds, 4.75%, 12/16/16	10,000	10,017
0.54%, 1/9/17	25,000	25,000
0.43%, 1/11/17	21,000	20,999
0.45%, 1/18/17	18,000	17,999
0.47%, 1/20/17	16,000	15,999
0.56%, 1/20/17	27,000	26,999
0.47%, 1/25/17	22,000	21,998
4.88%, 5/17/17	8,000	8,153
0.88%, 5/24/17	8,000	8,007

FHLB Discount Notes, 0.35%, 12/2/16 (2)	100,000	99,999
0.35%, 12/7/16 (2)	45,000	44,997
0.31%, 12/8/16 (2)	50,000	49,997
0.37%, 12/9/16 (2)	17,000	16,999
0.35%, 12/13/16 (2)	175,000	174,980
0.31%, 12/14/16 (2)	85,000	84,991
0.34%, 1/4/17 (2)	20,000	19,994

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	MONEY MARKET PORTFOLIOS

U.S. GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 51.8% (1) – continued

Federal Home Loan Bank – 28.9% – continued
0.35%, 1/6/17 (2)	$200,000	$199,930
0.55%, 1/27/17 (2)	42,000	41,964
0.61%, 2/10/17 (2)	8,000	7,991
0.47%, 2/13/17 (2)	5,000	4,995
0.52%, 2/22/17 (2)	25,000	24,970
0.53%, 2/22/17 (2)	10,000	9,988
0.53%, 2/24/17 (2)	35,000	34,956
0.59%, 2/24/17 (2)	10,000	9,986
0.53%, 3/1/17 (2)	50,000	49,934

FHLB Notes, 0.77%, 12/1/16 (3)	20,000	20,000
0.53%, 12/2/16 (3)	30,000	30,000
0.56%, 12/7/16 (3)	6,000	6,000
0.66%, 12/7/16 (3)	30,000	29,998
0.55%, 12/21/16 (3)	30,000	30,000
0.56%, 12/21/16 (3)	13,000	13,000
0.67%, 12/23/16 (3)	20,000	20,000
0.74%, 12/26/16 (3)	8,000	8,000
0.58%, 12/27/16 (3)	29,000	29,000
0.61%, 12/27/16 (3)	5,000	5,000
0.64%, 1/6/17 (3)	20,000	20,000
0.75%, 2/7/17 (4)	21,000	20,999
0.75%, 2/10/17 (4)	38,000	37,999
0.75%, 2/13/17 (4)	30,000	29,999
0.77%, 2/17/17 (4)	50,000	49,998
0.77%, 2/26/17 (3)	40,000	40,000
		1,421,835

Federal Home Loan Mortgage Corporation – 6.4%

FHLMC Bonds, 0.75%, 3/9/17	25,000	25,000
0.88%, 6/16/17	7,000	7,009
0.75%, 7/14/17	15,000	15,009

FHLMC Discount Notes, 0.52%, 5/10/17 (2)	15,000	14,965
0.56%, 5/18/17 (2)	27,000	26,931

FHLMC Notes, 0.53%, 12/12/16 (4)	89,000	89,001
0.54%, 12/12/16 (3)	45,000	45,000
0.54%, 12/13/16 (3)	20,000	20,000
0.69%, 12/21/16 (3)	24,000	23,998
0.64%, 12/27/16 (3)	12,000	11,999
0.65%, 1/17/17 (3)	35,000	35,000
		313,912

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 51.8% (1) – continued

Federal National Mortgage Association – 2.8%

FNMA Bonds, 5.00%, 2/13/17	$24,000	$24,203
5.38%, 6/12/17	5,000	5,124

FNMA Discount Note, 0.22%, 12/1/16 (2)	46,568	46,568

FNMA Notes, 0.55%, 12/8/16 (3)	39,000	38,997
0.62%, 12/26/16 (3)	25,000	25,000
		139,892
Total U.S. Government Agencies
(Cost $2,548,408)		2,548,408

U.S. GOVERNMENT OBLIGATIONS – 19.7%

U.S. Treasury Bills – 5.8%
0.20%, 12/8/16 (2)	70,000	69,997
0.35%, 12/15/16 (2)	42,000	41,994
0.37%, 12/15/16 (2)	21,000	20,997
0.41%, 2/9/17 (2)	145,000	144,885
0.67%, 3/2/17 (2)	10,000	9,983
		287,856

U.S. Treasury Floating Rate Notes – 4.3%
0.57%, 12/6/16 (3)	10,000	10,000
0.67%, 12/6/16 (3)	20,000	19,998
0.68%, 12/6/16 (3)	123,000	123,184
0.76%, 12/6/16 (3)	57,000	57,024
		210,206

U.S. Treasury Notes – 9.6%
0.75%, 1/15/17	104,000	104,011
0.50%, 1/31/17	43,000	42,996
3.00%, 2/28/17	20,000	20,118
0.63%, 5/31/17	64,000	64,016
0.88%, 6/15/17	5,000	5,007
0.63%, 6/30/17	10,000	10,002
0.50%, 7/31/17	35,000	34,964
0.88%, 8/15/17	79,000	79,141
0.63%, 8/31/17	10,000	9,997

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 19.7% continued

U.S. Treasury Notes – 9.6% continued
1.88%, 8/31/17	$23,000	$23,211
0.75%, 10/31/17	65,000	65,008
1.88%, 10/31/17	13,000	13,132
		471,603
Total U.S. Government Obligations
(Cost $969,665)		969,665

Investments, at Amortized Cost
( $3,518,073)		3,518,073

REPURCHASE AGREEMENTS – 28.9%

Joint Repurchase Agreements – 1.1% (5)(6)

Bank of America Securities LLC, dated 11/30/16, repurchase price $27,851 0.27%, 12/7/16	27,849	27,849

Societe Generale New York Branch, dated 11/30/16, repurchase price $27,851 0.26%, 12/7/16	27,849	27,849
		55,698

Repurchase Agreements – 27.8% (7)

Bank of America N.A., dated 11/30/16,repurchase price $515,004 0.28%, 12/1/16	515,000	515,000

Citigroup Global Markets, Inc., dated 11/30/16, repurchase price $1,855 0.26%, 12/1/16	1,855	1,855

Federal Reserve Bank of New York, dated 11/30/16, repurchase price $600,004 0.25%, 12/1/16	600,000	600,000

Societe Generale, New York Branch, dated 11/30/16, repurchase price $250,052 0.34%, 12/8/16	250,000	250,000
		1,366,855
Total Repurchase Agreements
(Cost $1,422,553)		1,422,553

Total Investments – 100.4%
(Cost $4,940,626) (8)		4,940,626

Liabilities less Other Assets – (0.4%)		(20,098)
NET ASSETS – 100.0%		$4,920,528

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Discount rate at the time of purchase.
(3)	Variable rate security. Rate as of November 30, 2016 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(4)	Variable rate security. Rate as of November 30, 2016 is disclosed.
(5)	Interest rates are reset daily and interest is payable monthly.
(6)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES

U.S. Treasury Notes	$56,842	0.13%	4/15/17 – 4/15/19

(7)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES

FHLMC	$229,948	3.00%	6/1/45

FNMA	$300,502	3.00%	4/1/45

U.S. Treasury Bonds	$242,848	0.00% – 6.13%	11/15/27 –5/15/43

U.S. Treasury Notes	$614,067	0.13% – 3.13%	7/15/18 –5/15/24

Total	$1,387,365

(8)	The cost for federal income tax purposes was approximately $4,940,626,000.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices). The Fund may also value certain securities based on evaluated mid or bid prices resulting in a Level 2 classification.

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Portfolio’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of November 30, 2016:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Portfolio (1)	$–	$4,940,626	$–	$4,940,626

(1)	Classifications as defined in the Schedule of Investments.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	MONEY MARKET PORTFOLIOS

U.S. GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS continued	NOVEMBER 30, 2016

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2015.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

FFCB—Federal Farm Credit Bank

FHLB—Federal Home Loan Bank

FHLMC—Federal Home Loan Mortgage Corporation

FNMA—Federal National Mortgage Association

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

U.S. GOVERNMENT SELECT PORTFOLIO

SCHEDULE OF INVESTMENTS	NOVEMBER 30, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 45.8% (1)

Federal Farm Credit Bank – 16.9%

FFCB Bonds, 4.88%, 1/17/17	$20,576	$20,687
0.60%, 4/25/17	15,000	15,000

FFCB Discount Notes, 0.18%, 12/1/16 (2)	100,000	100,000
0.42%, 12/9/16 (2)	30,000	29,997
0.53%, 12/14/16 (2)	21,000	20,996
0.63%, 12/14/16 (2)	26,000	25,994
0.56%, 12/20/16 (2)	42,000	41,988
0.58%, 12/20/16 (2)	24,000	23,993
0.66%, 12/21/16 (2)	40,000	39,986
0.54%, 1/4/17 (2)	21,000	20,989
0.63%, 1/9/17 (2)	65,000	64,956
0.68%, 1/17/17 (2)	50,000	49,956
0.55%, 1/18/17 (2)	100,000	99,928
0.57%, 1/18/17 (2)	10,000	9,993
0.67%, 1/23/17 (2)	44,000	43,957
0.56%, 1/25/17 (2)	20,000	19,983
0.56%, 1/27/17 (2)	10,000	9,991
0.56%, 2/1/17 (2)	22,000	21,979
0.56%, 2/2/17 (2)	17,000	16,984
0.57%, 2/7/17 (2)	25,000	24,974
0.71%, 2/7/17 (2)	28,000	27,963
0.55%, 2/10/17 (2)	30,000	29,968
0.57%, 2/10/17 (2)	51,000	50,944
0.55%, 2/13/17 (2)	25,000	24,972
0.74%, 2/14/17 (2)	43,000	42,935
0.74%, 2/17/17 (2)	45,000	44,929
0.53%, 2/21/17 (2)	30,000	29,964
0.55%, 3/7/17 (2)	23,000	22,967
0.61%, 3/8/17 (2)	12,000	11,981
0.61%, 3/10/17 (2)	38,000	37,937
0.62%, 3/17/17 (2)	21,000	20,962
0.61%, 4/4/17 (2)	18,000	17,963
0.61%, 4/11/17 (2)	10,000	9,978
0.54%, 4/12/17 (2)	10,000	9,981
0.60%, 4/19/17 (2)	25,000	24,943
0.64%, 4/19/17 (2)	21,000	20,949
0.60%, 4/25/17 (2)	50,000	49,881
0.64%, 4/27/17 (2)	13,000	12,967
0.63%, 5/2/17 (2)	25,000	24,935
0.58%, 5/8/17 (2)	50,000	49,875
0.64%, 5/9/17 (2)	14,000	13,961

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 45.8% (1) – continued

Federal Farm Credit Bank – 16.9% – continued
0.64%, 5/15/17 (2)	$37,000	$36,893
0.61%, 5/18/17 (2)	10,000	9,972
0.55%, 5/25/17 (2)	25,000	24,934
0.61%, 6/2/17 (2)	28,000	27,915
0.64%, 6/7/17 (2)	55,000	54,819
0.66%, 6/21/17 (2)	25,000	24,909
0.63%, 6/28/17 (2)	22,000	21,921
0.64%, 7/3/17 (2)	33,000	32,876
0.55%, 7/6/17 (2)	17,000	16,945
0.64%, 7/7/17 (2)	58,000	57,779
0.61%, 7/11/17 (2)	10,000	9,963
0.63%, 7/12/17 (2)	47,000	46,819
0.64%, 7/13/17 (2)	44,000	43,828
0.64%, 7/19/17 (2)	43,000	42,827
0.67%, 7/21/17 (2)	40,000	39,830
0.65%, 7/28/17 (2)	15,000	14,936
0.67%, 7/28/17 (2)	25,000	24,890
0.68%, 8/2/17 (2)	25,000	24,886
0.64%, 8/3/17 (2)	48,000	47,794
0.66%, 8/3/17 (2)	45,000	44,801
0.65%, 8/4/17 (2)	15,000	14,934
0.66%, 8/4/17 (2)	29,000	28,871
0.68%, 8/4/17 (2)	30,000	29,863
0.68%, 8/8/17 (2)	37,000	36,828
0.65%, 8/9/17 (2)	50,000	49,777
0.69%, 8/11/17 (2)	20,000	19,904
0.66%, 8/15/17 (2)	23,000	22,893
0.67%, 8/16/17 (2)	47,000	46,778
0.67%, 8/18/17 (2)	11,000	10,948
0.70%, 9/7/17 (2)	22,000	21,882
0.71%, 9/7/17 (2)	40,000	39,782
0.71%, 9/8/17 (2)	40,000	39,781
0.82%, 9/11/17 (2)	27,000	26,827
0.69%, 10/5/17 (2)	15,000	14,913
0.71%, 10/12/17 (2)	13,000	12,920
0.86%, 10/30/17 (2)	27,000	26,788
0.86%, 11/16/17 (2)	40,000	39,669

FFCB Notes, 0.58%, 12/1/16 (3)	45,000	44,995
0.65%, 12/1/16 (3)	34,000	33,996
0.66%, 12/1/16 (3)	133,000	132,977
0.53%, 12/2/16 (3)	88,000	87,998
0.52%, 12/4/16 (3)	107,000	106,998

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	29	MONEY MARKET PORTFOLIOS

U.S. GOVERNMENT SELECT PORTFOLIO

SCHEDULE OF INVESTMENTS continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 45.8% (1) – continued

Federal Farm Credit Bank – 16.9% – continued
0.71%, 12/4/16 (3)	$34,000	$33,995
0.66%, 12/5/16 (3)	49,000	48,983
0.55%, 12/6/16 (3)	40,000	40,004
0.66%, 12/6/16 (3)	36,500	36,497
0.60%, 12/7/16 (3)	58,000	58,000
0.71%, 12/8/16 (3)	34,000	33,998
0.53%, 12/9/16 (4)	20,000	20,000
0.52%, 12/10/16 (3)	70,000	69,998
0.65%, 12/12/16 (3)	48,000	47,996
0.69%, 12/12/16 (3)	50,000	49,994
0.65%, 12/18/16 (3)	145,000	144,996
0.56%, 12/19/16 (4)	25,000	25,000
0.53%, 12/20/16 (3)	33,000	32,999
0.59%, 12/20/16 (3)	50,000	49,989
0.68%, 12/20/16 (3)	45,000	45,000
0.55%, 12/21/16 (3)	5,000	4,998
0.68%, 12/21/16 (3)	125,014	124,998
0.60%, 12/22/16 (3)	159,000	158,813
0.62%, 12/27/16 (3)	144,750	144,591
0.63%, 12/29/16 (3)	25,000	25,004
0.72%, 12/30/16 (4)	82,000	82,000
		4,100,998

Federal Home Loan Bank – 28.4%

FHLB Bonds, 4.75%, 12/16/16	68,000	68,115
0.54%, 1/9/17	115,000	114,998
0.45%, 1/18/17	88,000	87,993
0.46%, 1/20/17	20,000	19,998
0.56%, 1/20/17	106,000	105,998
0.47%, 1/25/17	110,000	109,992
0.53%, 4/28/17	20,000	19,992
4.88%, 5/17/17	36,000	36,691
0.88%, 5/24/17	37,000	37,033

FHLB Discount Notes, 0.31%, 12/1/16 (2)	85,000	85,000
0.26%, 12/2/16 (2)	62,000	61,999
0.31%, 12/2/16 (2)	50,000	50,000
0.35%, 12/2/16 (2)	150,000	149,998
0.36%, 12/2/16 (2)	126,000	125,999
0.35%, 12/7/16 (2)	177,000	176,990
0.36%, 12/7/16 (2)	125,200	125,193
0.31%, 12/8/16 (2)	211,600	211,587
0.37%, 12/9/16 (2)	86,000	85,993

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 45.8% (1) – continued

Federal Home Loan Bank – 28.4% – continued
0.35%, 12/12/16 (2)	$172,000	$171,982
0.32%, 12/13/16 (2)	25,000	24,997
0.35%, 12/13/16 (2)	215,000	214,975
0.36%, 12/15/16 (2)	100,000	99,986
0.34%, 1/4/17 (2)	90,000	89,971
0.29%, 1/17/17 (2)	250,000	249,902
0.38%, 1/27/17 (2)	95,500	95,444
0.55%, 1/27/17 (2)	173,000	172,851
0.61%, 2/10/17 (2)	33,000	32,961
0.47%, 2/13/17 (2)	35,000	34,967
0.54%, 2/15/17 (2)	50,000	49,944
0.53%, 2/17/17 (2)	50,000	49,943
0.52%, 2/22/17 (2)	100,000	99,880
0.53%, 2/22/17 (2)	55,000	54,934
0.53%, 2/24/17 (2)	155,000	154,806
0.59%, 2/24/17 (2)	43,000	42,941
0.54%, 2/27/17 (2)	50,000	49,935
0.39%, 2/28/17 (2)	75,000	74,928
0.53%, 3/1/17 (2)	845,000	843,887
0.58%, 5/1/17 (2)	73,000	72,822
0.57%, 5/10/17 (2)	215,000	214,461
0.64%, 8/3/17 (2)	100,000	99,571

FHLB Notes, 0.62%, 12/1/16 (3)	289,000	289,000
0.77%, 12/1/16 (3)	93,000	93,000
0.53%, 12/2/16 (3)	60,000	60,000
0.56%, 12/7/16 (3)	27,000	27,000
0.60%, 12/7/16 (3)	45,000	44,996
0.66%, 12/7/16 (3)	150,000	149,990
0.64%, 12/17/16 (3)	35,000	35,000
0.55%, 12/21/16 (3)	36,000	36,000
0.56%, 12/21/16 (3)	47,000	46,998
0.67%, 12/23/16 (3)	105,000	105,000
0.59%, 12/25/16 (3)	170,000	169,997
0.68%, 12/26/16 (3)	50,000	50,000
0.74%, 12/26/16 (3)	38,000	38,001
0.58%, 12/27/16 (3)	141,500	141,500
0.68%, 12/27/16 (3)	40,000	40,000
0.58%, 12/28/16 (3)	64,000	64,000
0.64%, 1/6/17 (3)	100,000	100,000
0.75%, 2/7/17 (4)	78,000	77,998
0.75%, 2/10/17 (4)	143,000	142,996
0.75%, 2/13/17 (4)	100,000	99,997

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	30	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 45.8% (1) – continued

Federal Home Loan Bank – 28.4% – continued
0.77%, 2/17/17 (4)	$175,000	$174,994
0.92%, 2/22/17 (3)	35,000	35,000
0.77%, 2/26/17 (3)	220,000	220,000
		6,911,124

Tennessee Valley Authority – 0.5%
TVA Discount Note, 0.27%, 12/6/16 (2)	125,000	124,996
Total U.S. Government Agencies
(Cost $11,137,118)		11,137,118

U.S. GOVERNMENT OBLIGATIONS – 19.7%

U.S. Treasury Bills – 9.2%
0.24%, 12/1/16 (2)	185,000	185,000
0.20%, 12/8/16 (2)	325,000	324,984
0.26%, 12/8/16 (2)	500,000	499,973
0.35%, 12/15/16 (2)	212,000	211,971
0.37%, 12/15/16 (2)	107,000	106,984
0.41%, 2/9/17 (2)	686,000	685,457
0.67%, 3/2/17 (2)	45,000	44,925
0.54%, 5/11/17 (2)	177,000	176,577
		2,235,871

U.S. Treasury Floating Rate Notes – 2.7%
0.57%, 12/6/16 (3)	76,000	75,981
0.58%, 12/6/16 (3)	14,000	14,000
0.68%, 12/6/16 (3)	425,558	426,176
0.76%, 12/6/16 (3)	141,000	141,064
		657,221

U.S. Treasury Notes – 7.8%
0.75%, 1/15/17	340,000	340,036
0.50%, 1/31/17	186,000	185,983
3.00%, 2/28/17	93,000	93,548
0.63%, 5/31/17	391,000	391,100
0.88%, 6/15/17	40,000	40,060
0.63%, 6/30/17	44,000	44,007
0.88%, 8/15/17	343,000	343,612

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS – 19.7% – continued

U.S. Treasury Notes – 7.8% – continued
0.63%, 8/31/17	$232,000	$231,954
1.88%, 8/31/17	169,000	170,547
0.75%, 10/31/17	70,000	70,005
		1,910,852
Total U.S. Government Obligations
(Cost $4,803,944)		4,803,944

Investments, at Amortized Cost
( $15,941,062)		15,941,062

REPURCHASE AGREEMENTS – 34.6% (5)

Repurchase Agreements – 34.6%

Bank of America N.A., dated 11/30/16,repurchase price $1,105,009 0.28%, 12/1/16	1,105,000	1,105,000

Bank of Nova Scotia, dated 11/30/16,repurchase price $300,002 0.28%, 12/1/16	300,000	300,000

Bank of Nova Scotia, dated 11/30/16,repurchase price $525,004 0.26%, 12/1/16	525,000	525,000

Citigroup Global Markets, Inc., dated 11/30/16, repurchase price $84,631 0.26%, 12/1/16	84,630	84,630

Federal Reserve Bank of New York, dated 11/30/16, repurchase price $6,350,045 0.25%, 12/1/16	6,350,000	6,350,000

JPMorgan Securities LLC, dated 11/30/16,repurchase price $65,001 0.28%, 12/1/16	65,000	65,000
		8,429,630
Total Repurchase Agreements
(Cost $8,429,630)		8,429,630

Total Investments – 100.1%
(Cost $24,370,692) (6)		24,370,692

Liabilities less Other Assets – (0.1%)		(34,735)
NET ASSETS – 100.0%		$24,335,957

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Discount rate at the time of purchase.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	31	MONEY MARKET PORTFOLIOS

U.S. GOVERNMENT SELECT PORTFOLIO

SCHEDULE OF INVESTMENTS continued	NOVEMBER 30, 2016

(3)	Variable rate security. Rate as of November 30, 2016 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(4)	Variable rate security. Rate as of November 30, 2016 is disclosed.
(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES

FHLMC	$194,783	3.50% – 5.00%	5/1/41 – 1/1/46

FNMA	$1,252,673	2.38% – 6.00%	2/1/29 – 12/1/46

GNMA	$66,644	3.00% – 4.00%	8/20/45 – 6/20/46

U.S. Treasury Bonds	$3,219,410	0.00% – 7.63%	2/15/25 – 2/15/46

U.S. Treasury Notes	$3,753,303	0.25% – 2.75%	12/15/18 – 1/15/25

Total	$8,486,813

(6)	The cost for federal income tax purposes was approximately $24,370,692,000.

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Portfolio’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of November 30, 2016:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by U.S. Government Select Portfolio (1)	$–	$24,370,692	$–	$24,370,692

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2015.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

TVA – Tennessee Valley Authority

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	32	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MUNICIPAL PORTFOLIO

SCHEDULE OF INVESTMENTS	NOVEMBER 30, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.8%

Alabama – 0.9%

Chatom Alabama IDB Gulf Opportunity Zone Revenue Bonds, Powersouth Energy Cooperative, (Natural Rural Utilities Cooperative Finance Corp. LOC), 0.73%, 12/8/16 (1)	$1,000	$1,000

Tuscaloosa County IDA Gulf Opportunity Zone Revenue Bonds, Series A, Hunt Refining Project, (JPMorgan Chase Bank N.A. LOC), 0.60%, 12/8/16 (1)	6,000	6,000
		7,000

Alaska – 1.5%

Alaska State Housing Finance Corp. Revenue Bonds, Series C, State Capital Project, 0.55%, 12/8/16 (1)	11,000	11,000

Arkansas – 1.0%

Benton County Public Facilities Board MFH Revenue Refunding Bonds, Series A, Bentonville Apartments, (FHLMC LOC), 0.55%, 12/8/16 (1)	7,500	7,500

California – 10.2%

California Pollution Control Financing Authority Revenue Refunding Bonds, Series B, Pacific Gas & Electric Co., (Canadian Imperial Bank of Commerce LOC), 0.55%, 12/1/16 (1)	9,900	9,900

California State G.O. Unlimited Bonds, Series A3, Kindergarten, (State Street Bank & Trust Co. LOC), 0.45%, 12/1/16 (1)	20,000	20,000

California State Municipal Interest Bearing CP, (Wells Fargo Bank N.A. LOC), 0.60%, 12/15/16	5,000	5,000

California State Pollution Control Financing Authority PCR Refunding Bonds, Series C, Pacific Gas & Electric, (Mizuho Bank Ltd. LOC), 0.60%, 12/1/16 (1)	1,300	1,300

Fresno MFH Revenue Refunding Bonds, Heron Pointe Apartments, Series A, (FNMA LOC), 0.56%, 12/8/16 (1)	5,800	5,800

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.8% continued

California – 10.2% – continued

Los Angeles Department of Water & Power System Revenue Refunding Bonds, Subseries A-6, 0.50%, 12/1/16 (1)	$3,800	$3,800

Manteca Redevelopment Agency Subordinate Tax Allocation Refunding Bonds, Amended Merged Project, (State Street Bank & Trust Co. LOC), 0.56%, 12/1/16 (1)	15,000	15,000

Oceanside City MFH Revenue Bonds, Shadow Way (Non AMT), (FHLMC LOC), 0.56%, 12/8/16 (1)	5,825	5,825

Sacramento County MFH Revenue Bonds, Series B, River Pointe Apartments, (FNMA LOC), 0.60%, 12/8/16 (1)	3,000	3,000

San Francisco City & County Redevelopment MFH Agency Revenue Refunding Bonds, Series B-2, Fillmore Center, (FHLMC LOC), 0.61%, 12/8/16 (1)	6,750	6,750
		76,375

Colorado – 3.1%

Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Bethany Lutheran School Project, (U.S. Bank N.A. LOC), 0.55%, 12/8/16 (1)	6,265	6,265

Colorado State Educational & Cultural Facilities Authority Revenue Bonds, Presentation School, (MUFG Union Bank N.A. LOC), 0.55%, 12/8/16 (1)	6,640	6,640

Colorado State Educational & Cultural Facilities Authority Revenue Refunding Bonds, Capital Christian Schools, (FHLB of San Francisco LOC), 0.55%, 12/8/16 (1)	8,960	8,960

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	33	MONEY MARKET PORTFOLIOS

MUNICIPAL PORTFOLIO

SCHEDULE OF INVESTMENTS continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.8% – continued

Colorado – 3.1% continued

Colorado State Health Facilities Authority Revenue Bonds, Frasier Meadows Manor Project, (JPMorgan Chase Bank N.A. LOC), 0.58%, 12/8/16 (1)	$1,395	$1,395
		23,260

Delaware – 0.6%

Delaware State EDA Revenue Bonds, YMCA Delaware Project, (PNC Bank N.A. LOC), 0.56%, 12/8/16 (1)	4,475	4,475

District of Columbia – 0.6%

District of Columbia Revenue Bonds, Center of Internship and Academic, (Branch Banking & Trust Co. LOC), 0.55%, 12/8/16 (1)	4,270	4,270

Florida – 6.1%

Florida State HFA Revenue Bonds, (FNMA LOC), 0.58%, 12/8/16 (1)	3,500	3,500

Florida State Housing Finance Corp. Multifamily Mortgage Revenue Bonds, Series 2008-L, Hudson Ridge Apartments, (FHLB of San Francisco LOC), 0.56%, 12/8/16 (1)	6,655	6,655

Highlands County Health Facilities Authority Revenue Bonds, Series A, Hospital Adventist Health System, 0.55%, 12/8/16 (1)	8,100	8,100

Highlands County Health Facilities Authority Revenue Refunding Bonds, Series I-5, Adventist Health System, 0.55%, 12/8/16 (1)	4,325	4,325

JEA Electric System Revenue Bonds, Series D, 0.54%, 12/1/16 (1)	100	100

JEA Electric System Revenue Bonds, Series Three-C-1, 0.56%, 12/8/16 (1)	12,300	12,300

Orange County HFA MFH Revenue Bonds, Series B, Lakeside Pointe Apartments, (FNMA LOC), 0.61%, 12/8/16 (1)	6,330	6,330

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.8% – continued

Florida – 6.1% – continued

Sunshine State Governmental Financing Commission Revenue Bonds, Series A, Miami Dade County Program, (Bank of New York Mellon LOC), 0.60%, 12/8/16 (1)	$4,700	$4,700
		46,010

Georgia – 2.7%

Bacon Industrial Building Authority Revenue Bonds, D.L. Lee & Sons, Inc. Project, (Branch Banking & Trust Co. LOC), 0.60%, 12/8/16 (1)	3,995	3,995

Cobb County Housing Authority MFH Revenue Refunding Bonds, Cobb-Six Flags Association, (FHLMC LOC), 0.56%, 12/8/16 (1)	5,390	5,390

East Point Housing Authority Multifamily Revenue Bonds, Robins Creste Apartments Project, (FHLMC LOC), 0.71%, 12/8/16 (1)	6,640	6,640

Gwinnett County Development Authority Revenue Bonds, Goodwill North, Inc. Project, (Branch Banking & Trust Co. LOC), 0.55%, 12/8/16 (1)	4,500	4,500
		20,525

Illinois – 13.3%

Illinois Finance Authority Revenue Bonds, Series B, University of Chicago Medical Center, (Wells Fargo Bank N.A. LOC), 0.51%, 12/1/16 (1)	2,400	2,400

Illinois State Development Finance Authority Revenue Bonds, North Shore Senior Center Project, (JPMorgan Chase Bank N.A. LOC), 0.70%, 12/8/16 (1)	7,000	7,000

Illinois State Development Finance Authority Revenue Bonds, St. Ignatius College Project, (PNC Bank N.A. LOC), 0.70%, 12/8/16 (1)	6,500	6,500

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	34	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.8% – continued

Illinois – 13.3% – continued

Illinois State Development Finance Authority

Revenue Bonds, Wheaton Academy Project, (BMO Harris Bank N.A. LOC), 0.70%, 12/8/16 (1)	$9,000	$9,000

Illinois State Educational Facilities Authority Revenue Bonds, Augustana College, (BMO Harris Bank N.A. LOC), 0.56%, 12/8/16 (1)	5,290	5,290

Illinois State Educational Facilities Authority Revenue Bonds, Aurora University, (BMO Harris Bank N.A. LOC), 0.54%, 12/8/16 (1)	13,200	13,200

Illinois State Educational Facilities Authority Revenue Bonds, The Adler Planetarium, (PNC Bank N.A. LOC), 0.57%, 12/8/16 (1)	8,500	8,500

Illinois State Finance Authority MFH Revenue Bonds, Series A, Autumn Ridge Apartments, (FHLMC LOC), 0.61%, 12/8/16 (1)	4,335	4,335

Illinois State Finance Authority Revenue Bonds, Community Action Partnership, (Citibank N.A. LOC), 0.75%, 12/8/16 (1)	4,670	4,670

Illinois State Finance Authority Revenue Bonds, Series A, University of Chicago Medical Center, (Bank of America N.A. LOC), 0.55%, 12/1/16 (1)	8,300	8,300

Illinois State Finance Authority Revenue Bonds, Subseries B, Northwestern University, 0.56%, 12/8/16 (1)	4,000	4,000

Illinois State Health Facilities Authority Revenue Bonds, Riverside Health System, (JPMorgan Chase Bank N.A. LOC), 0.57%, 12/8/16 (1)	3,700	3,700

Lake County MFH Revenue Bonds, Rosewood Apartment Project, (FHLMC LOC), 0.67%, 12/8/16 (1)	5,600	5,600

Quad Cities Regional EDA Revenue Bonds, Two Rivers YMCA Project, (U.S. Bank N.A. LOC), 0.58%, 12/1/16 (1)	$3,400	$3,400

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVES TMENTS – 97.8% – continued

Illinois – 13.3% – continued

Southwestern Illinois Development Authority Solid Waste Disposal Facilities Revenue Bonds, Series B, Center Ethanol Company, (FHLB of Des Moines LOC), 0.62%, 12/8/16 (1)	7,370	7,370

University of Illinois Revenue Refunding Bonds, UIC South Campus Development, (JPMorgan Chase Bank N.A. LOC), 0.59%, 12/8/16 (1)	6,500	6,500
		99,765

Indiana – 0.3%

Indiana State Development Finance Authority Revenue Bonds, TTP, Inc. Project, (Bank of America N.A. LOC), 0.71%, 12/8/16 (1)	1,570	1,570

Indiana State Finance Authority Environmental Revenue Refunding Bonds, Series A-4, Duker Energy Indiana Project, (Sumitomo Mitsui Banking Corp. LOC), 0.55%, 12/1/16 (1)	1,000	1,000
		2,570

Iowa – 6.5%

Iowa State Finance Authority Community Revenue Bonds, Series B, Wesley Retirement Services, (Bank of America N.A. LOC), 0.56%, 12/8/16 (1)	22,510	22,510

Iowa State Finance Authority Revenue Bonds, Mortgage Backed Securities Program, (FNMA LOC), 0.55%, 12/8/16 (1)	7,500	7,500

Iowa State Finance Authority Revenue Bonds, Wesley Retirement Services, (Bank of America N.A. LOC), 0.56%, 12/8/16 (1)	7,200	7,200

Iowa State Higher Education Loan Authority Private College Facilities Revenue Bonds, Loras College Project, (Bank of America N.A. LOC), 0.57%, 12/1/16 (1)	3,900	3,900

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	35	MONEY MARKET PORTFOLIOS

MUNICIPAL PORTFOLIO

SCHEDULE OF INVESTMENTS continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.8% – continued

Iowa – 6.5% – continued

Urbandale IDR Bonds, Aurora Business Park Associates Project, (FHLB of Des Moines LOC), 0.56%, 12/8/16 (1)	$7,400	$7,400
		48,510

Kansas – 4.1%

Kansas State Development Finance Authority Health Facilities Revenue Bonds, Series J, Ku Health System, (U.S. Bank N.A. LOC), 0.58%, 12/1/16 (1)	9,700	9,700

Kansas State Development Finance Authority MFH Revenue Bonds, Series B, Boulevard Apartments, (U.S. Bank N.A. LOC), 0.61%, 12/8/16 (1)	10,000	10,000

Olathe City Health Facilities Revenue Bonds, Series B, Olathe Medical Center, (Bank of America N.A. LOC), 0.59%, 12/1/16 (1)	11,100	11,100
		30,800

Louisiana – 1.6%

Louisiana State Local Government Environmental Facilities & Community Development Authority Revenue Bonds, Series B, Nicholls State University, (FHLB of Atlanta LOC), 0.59%, 12/8/16 (1)	3,000	3,000

Louisiana State Public Facilities Authority Multifamily Revenue Refunding Bonds, (FNMA LOC), 0.60%, 12/8/16 (1)	8,900	8,900
		11,900

Maryland – 0.7%

Maryland State Department of Housing & Community Development Administration Multifamily Revenue Bonds, Series G, Kirkwood Housing, (FHLMC LOC), 0.55%, 12/8/16 (1)	3,000	3,000

Washington Suburban Sanitary District G.O. Unlimited BANS, Series B-3, 0.57%, 12/8/16 (1)	2,600	2,600
		5,600

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.8% – continued

Massachusetts – 2.3%

Commonwealth of Massachusetts G.O. Limited Bonds, Series A, Consolidated Loan, 0.50%, 12/1/16 (1)	$1,185	$1,185

Massachusetts State Development Finance Agency Housing Revenue Refunding Bonds, Kensington Project, (FNMA LOC), 0.69%, 12/8/16 (1)	8,150	8,150

Massachusetts State HFA Revenue Bonds, Series A, Princeton Westford Project, (Bank of America N.A. LOC), 0.57%, 12/8/16 (1)	4,665	4,665

Massachusetts State Water Resources Authority Subordinate General Revenue Refunding Bonds, Series E, 0.57%, 12/8/16 (1)	3,000	3,000
		17,000

Michigan – 3.8%

Michigan State Finance Authority Revenue Bonds, Healthcare Equipment Loan Program, (JPMorgan Chase Bank N.A. LOC), 0.60%, 12/8/16 (1)	2,355	2,355

Michigan State Strategic Fund Limited Obligations Revenue Bonds, Kruger Co. Recovery Zone, (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.61%, 12/8/16 (1)	4,000	4,000

Michigan State Strategic Fund Limited Obligations Revenue Refunding Bonds, Consumers Energy Co., (JPMorgan Chase Bank N.A. LOC), 0.57%, 12/8/16 (1)	7,200	7,200

University of Michigan General Revenue Bonds, Series A, 0.50%, 12/1/16 (1)	12,800	12,800

University of Michigan General Revenue Bonds, Series D-1, 0.48%, 12/1/16 (1)	2,160	2,160
		28,515

Minnesota – 3.1%

Fridley Senior Housing Revenue Refunding Bonds, Series A, Banfill Crossing, (FNMA LOC),

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	36	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.8% – continued

Minnesota – 3.1% – continued
0.64%, 12/8/16 (1)	$7,455	$7,455

Minnesota State Higher Education Facilities Authority Revenue Bonds, Series 6Q, Concordia University, St. Paul, (U.S. Bank N.A. LOC), 0.55%, 12/1/16 (1)	5,400	5,400

Minnetonka City MFH Revenue Refunding Bonds, Minnetonka Hills Apartments, (FNMA LOC), 0.64%, 12/8/16 (1)	3,565	3,565

Plymouth City MFH Revenue Refunding Bonds, Parkside Apartments Project, (FNMA LOC), 0.55%, 12/8/16 (1)	3,830	3,830

St. Paul Port Authority MFH Revenue Refunding Bonds, Bigos-Sibley Project, (FHLMC LOC), 0.67%, 12/8/16 (1)	3,000	3,000
		23,250

Mississippi – 0.5%

Mississippi State Business Finance Corp. Revenue Refunding Bonds, Jackson Heart Realty, (FHLB of Dallas LOC), 0.61%, 12/8/16 (1)	3,845	3,845

Missouri – 1.9%

Missouri State Development Finance Board Infrastructure Revenue Bonds, Series C, St. Louis Convention Center, (U.S. Bank N.A. LOC), 0.58%, 12/1/16 (1)	2,365	2,365

Platte County Missouri IDA MFH Revenue Refunding Bonds, Wexford Place Project, (FHLMC LOC), 0.60%, 12/8/16 (1)	5,950	5,950

St. Charles County IDA Revenue Refunding Bonds, Casalon Apartments Project, (FNMA Escrowed), 0.56%, 12/8/16 (1)	5,665	5,665
		13,980

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.8% – continued

Nebraska – 1.8%

Douglas County Hospital Authority No. 2 Revenue Refunding Bonds, Series A, Children’s Hospital, (U.S. Bank N.A. LOC), 0.58%, 12/1/16 (1)	$10,000	$10,000

Lancaster County Hospital Authority No. 1 Revenue Refunding Bonds, Series B-2, BryanLGH Medical Center, (U.S. Bank N.A. LOC), 0.54%, 12/8/16 (1)	3,810	3,810
		13,810

Nevada – 1.6%

Carson City Hospital Revenue Bonds, Carson Tahoe Regional Medical Center, (U.S. Bank N.A. LOC), 0.54%, 12/8/16 (1)	11,935	11,935

New Hampshire – 0.9%

New Hampshire State Higher Educational and Health Facilities Authority Revenue Bonds, Hunt Community Issue, (TD Bank N.A. LOC), 0.56%, 12/8/16 (1)	7,175	7,175

New Jersey – 0.5%

New Jersey State Housing & Mortgage Finance Agency Multifamily Revenue Refunding Bonds, Series G (AMT), (Bank of America N.A. LOC), 0.59%, 12/8/16 (1)	3,800	3,800

New Mexico – 0.4%

New Mexico State Mortgage Finance Authority MFH Revenue Bonds, Series A, Villas San Ignacio, (FHLMC LOC), 0.55%, 12/8/16 (1)	3,000	3,000

New York – 8.8%

Monroe County Industrial Development Agency Revenue Bonds, Harley School Project, (Manufacturers & Traders Trust Co. LOC), 0.60%, 12/8/16 (1)	1,800	1,800

New York City G.O. Unlimited Bonds, Subseries D-4, (TD Bank N.A. LOC), 0.54%, 12/1/16 (1)	10,000	10,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	37	MONEY MARKET PORTFOLIOS

MUNICIPAL PORTFOLIO

SCHEDULE OF INVESTMENTS continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.8% – continued

New York – 8.8% – continued

New York City G.O. Unlimited Bonds, Subseries G-6, (Mizuho Bank Ltd. LOC), 0.62%, 12/1/16 (1)	$3,660	$3,660

New York City G.O. Unlimited Bonds, Subseries I-4, (TD Bank N.A. LOC), 0.54%, 12/1/16 (1)	1,000	1,000

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series A-3, 0.57%, 12/1/16 (1)	4,350	4,350

New York City Water & Sewer System Revenue Bonds, Series BB-1A, Second General Resolution, 0.61%, 12/1/16 (1)	4,000	4,000

New York City Water & Sewer System Revenue Bonds, Series DD-1, Second General Resolution, 0.54%, 12/1/16 (1)	33,400	33,400

New York State Dormitory Authority Non State Supported Debt Revenue Bonds, Series B, Samaritan Medical Center, (HSBC Bank USA N.A. LOC), 0.57%, 12/8/16 (1)	7,910	7,910
		66,120

North Carolina – 2.4%

Forsyth County Industrial Facilities & Pollution Control Financing Authority Revenue Bonds, Recreation Facilities-YWCA Winston, (Branch Banking & Trust Co. LOC), 0.55%, 12/8/16 (1)	10,260	10,260

North Carolina State Medical Care Commission Hospital Revenue Bonds, Series B, Moses Cone Health System, 0.50%, 12/1/16 (1)	2,000	2,000

Yancey County Industrial Facilities & Pollution Control Financing Authority Revenue Bonds, Altec Industries Inc., (Branch Banking & Trust Co. LOC), 0.60%, 12/8/16 (1)	5,500	5,500
		17,760

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.8% – continued

Ohio – 1.2%

Cleveland-Cuyahoga County Port Authority Cultural Facility Revenue Bonds, Series D, Museum of Art Project, 0.56%, 12/8/16 (1)	$7,400	$7,400

Ohio State University Revenue Bonds, 0.52%, 12/8/16 (1)	500	500

State of Ohio Revenue Bonds, Capital Facilities Lease, 0.55%, 12/8/16 (1)	1,500	1,500
		9,400

Pennsylvania – 2.9%

Butler County IDA Revenue Bonds, Series A, Concordia Lutheran, (JPMorgan Chase Bank N.A. LOC), 0.57%, 12/8/16 (1)	12,165	12,165

Lancaster IDA Revenue Bonds, Series A, Willow Valley Retirement, (PNC Bank N.A. LOC), 0.58%, 12/8/16 (1)	1,600	1,600

West Cornwall Township Municipal Authority Senior Living Facility Revenue Bonds, Lebanon Valley Bretheren Home Project, (PNC Bank N.A. LOC), 0.55%, 12/8/16 (1)	7,780	7,780
		21,545

Rhode Island – 0.7%

Rhode Island Health & Educational Building Corp. Revenue Refunding Bonds, Bryant University, (TD Bank N.A. LOC), 0.54%, 12/8/16 (1)	5,000	5,000

South Dakota – 0.0%

South Dakota Housing Development Authority Revenue Bonds, Country Meadows Apartments Project, (FHLMC LOC), 0.55%, 12/8/16 (1)	100	100

Tennessee – 2.9%

Blount County Public Building Authority Revenue Bonds, Series C-3-A, Local Government Public Improvement, (Knox County Gtd.), 0.55%, 12/8/16 (1)	6,100	6,100

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	38	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.8% – continued

Tennessee – 2.9% – continued

Knox County Health Educational & Housing Facility Board Revenue Bonds, Johnson Bible College Project, 0.57%, 12/8/16 (1)	$5,770	$5,770

Metropolitan Government Nashville & Davidson County IDB MFH Revenue Bonds, (FNMA LOC), 0.56%, 12/8/16 (1)	7,750	7,750

Sevier County Public Building Authority Revenue Bonds, Series B-1, Local Government Public Improvement, (Branch Banking & Trust Co. LOC), 0.55%, 12/8/16 (1)	2,000	2,000
		21,620

Texas – 4.4%

Bexar County Health Facilities Development Corp. Revenue Bonds, Series A, El Centro Del Barrio Project, (JPMorgan Chase Bank N.A. LOC), 0.70%, 12/8/16 (1)	1,610	1,610

Bexar County HFA MFH Revenue Refunding Bonds, Altamonte Apartments Project, (FNMA LOC), 0.60%, 12/8/16 (1)	3,500	3,500

Bexar County Housing Finance Corp. MFH Revenue Bonds, AAMHA LLC Project, (FNMA LOC), 0.55%, 12/8/16 (1)	4,405	4,405

Bexar County Housing Finance Corp. MFH Revenue Bonds, Series A, Summit Hills Apartments Project, (FHLMC LOC), 0.64%, 12/8/16 (1)	3,500	3,500

Eclipse Funding Trust G.O. Limited Bonds, Series 2007-0080, Solar Eclipse, (U.S. Bank N.A. LOC), 0.55%, 12/1/16 (1)(2)	7,200	7,200

Harris County Health Facilities Development Corp. Revenue Refunding Bonds, Series A-1, Methodist Hospital System, 0.55%, 12/1/16 (1)	5,415	5,415

Harris County Health Facilities Development Corp. Revenue Refunding Bonds, Series A-2, Methodist Hospital System, 0.55%, 12/1/16 (1)	2,500	2,500

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.8% – continued

Texas – 4.4% – continued

San Antonio MFH Finance Corp. Revenue Bonds, Artisan San Pedro Apartments, (FHLMC LOC), 0.56%, 12/8/16 (1)	$5,000	$5,000
		33,130

Utah – 2.7%

Salt Lake County MFH Authority Revenue Refunding Bonds, Crossroads Apartments Project, (FNMA LOC), 0.56%, 12/8/16 (1)	3,780	3,780

Tender Option Bond Trust Receipts/Certifcates Floater Revenue Bonds, Series 2016-ZF0496, 0.58%, 12/8/16 (1)(2)	7,500	7,500

Utah State Housing Corp. Multifamily Revenue Bonds, Series A, Florentine Villas, (FHLMC LOC), 0.56%, 12/8/16 (1)	8,880	8,880
		20,160

Virginia – 0.8%

Lynchburg IDA Revenue Refunding Bonds, Series D, Centra Health, (FHLB of Atlanta LOC), 0.58%, 12/8/16 (1)	6,200	6,200

Washington – 0.6%

Washington State Housing Finance Commission Revenue Bonds, Series A, Whisperwood Apartments Project, (FNMA LOC), 0.61%, 12/8/16 (1)	4,650	4,650

Wisconsin – 0.4%

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series B, Aurora Healthcare, (Bank of Montreal LOC), 0.58%, 12/1/16 (1)	1,580	1,580

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	39	MONEY MARKET PORTFOLIOS

MUNICIPAL PORTFOLIO

SCHEDULE OF INVESTMENTS continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 97.8% – continued

Wisconsin – 0.4% continued

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series C, Aurora Healthcare, (Bank of Montreal LOC), 0.58%, 12/1/16 (1)	$1,400	$1,400
		2,980
Total Municipal Investments
(Cost $734,535)		734,535

Total Investments – 97.8%
(Cost $734,535) (3)		734,535

Other Assets less Liabilities – 2.2%		16,746
NET ASSETS – 100.0%		$751,281

(1)	Variable rate security. Rate as of November 30, 2016 is disclosed. Maturity date represents the date when principal payments must be paid, taking into account any call options exercised and any permissible maturity shortening features.
(2)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined based on valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Institutional Funds.
(3)	At November 30, 2016, the components of investments for federal income tax purposes were as follows: (Amounts in thousands)

Federal tax cost of investments	$734,535
Gross tax appreciation of investments	$–
Gross tax depreciation of investments	–
Net tax appreciation of investments	$–

Percentages shown are based on Net Assets.

At November 30, 2016, the industry sectors for the Portfolio were:

INDUSTRY SECTOR	% OF TOTAL INVESTMENTS
Housing	23.8%
Hospital	21.2
University	10.0
School	9.9
State	6.1
Water & Sewer	6.1
IDB & PCR	5.2
All other sectors less than 5%	17.7

Total	100.0%

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Portfolio’s investments by the above fair value hierarchy as of November 30, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Municipal Investments (1)	$–	$734,535	$–	$734,535

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2015.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS	40	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2016

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

AMHA – Akron Metropolitan Housing Authority

AMT – Alternative Minimum Tax

CP – Commercial Paper

EDA – Economic Development Authority

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

G.O. – General Obligation

Gtd. – Guaranteed

HFA – Housing Finance Authority

IDA – Industrial Development Authority

IDB – Industrial Development Board

IDR – Industrial Development Revenue

LOC – Letter of Credit

MFH – Multifamily Housing

PCR – Pollution Control Revenue

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	41	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 7 portfolios as of November 30, 2016, each with its own investment objective (e.g., income consistent with preservation of capital).

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for all of the Trust’s portfolios. Northern Trust serves as the sub-administrator, custodian and transfer agent for the Trust. Northern Funds Distributors, LLC is the Trust’s distributor.

Presented herein are the financial statements for the following five money market portfolios: Government Assets Portfolio (formerly known as Diversified Assets Portfolio), Treasury Portfolio, U.S. Government Portfolio, U.S. Government Select Portfolio, and Municipal Portfolio (each a “Portfolio” and collectively, the “Portfolios”). See Note 8 for a discussion of how each Portfolio operates following recent amendments to Securities and Exchange Commission (“SEC”) rules governing money market portfolios. Each of these diversified Portfolios is authorized to issue the following three classes of shares: Shares, Service Shares and Premier Shares. The U.S. Government Select Portfolio is authorized to issue a fourth class of shares: Williams Capital Shares. Each class is distinguished by the level of administrative and liaison services provided. At November 30, 2016, each of the Portfolios had Shares outstanding; the U.S. Government Portfolio, U.S. Government Select Portfolio and Municipal Portfolio had Service Shares outstanding; the Treasury Portfolio had Premier Shares outstanding; and the U.S. Government Select Portfolio had Williams Capital Shares outstanding. Premier Shares are currently only offered for the Treasury Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES Except for the Municipal Portfolio, the investments held by the Portfolios are currently valued at amortized cost, which NTI, as authorized by the Board of Trustees of the Trust (“Board”), has determined approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity.

If NTI has determined that amortized cost does not approximate fair value, such securities are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Municipal Portfolio operates as an “institutional money market fund” under Rule 2a-7 of the 1940 Act and transacts in its shares at a floating net asset value (“NAV”), rounded to the fourth decimal place (e.g., $1.0000). The Portfolio’s investments for which market quotations are readily available will be valued at fair value on the basis of quotations furnished by a pricing service or provided by securities dealers. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be otherwise determined in good faith by NTI under procedures established by the Board. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by the Portfolio, are valued at their amortized cost, which, according to NTI, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Board.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to: the type of security; the current financial position of the issuer; the cost of the investment; information as to any transaction or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

MONEY MARKET PORTFOLIOS	42	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2016

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

B) CREDIT ENHANCEMENTS Certain investments owned by the Portfolios (primarily the Municipal Portfolio) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security’s principal and interest or may shorten the security’s maturity. However, such enhancements do not guarantee the fair value of the securities or the value of a Portfolio’s shares. Additionally, there is no guarantee that an insurer will meet its obligations. For example, the insurers’ exposure to securities involving sub-prime mortgages may cause a municipal bond insurer’s rating to be downgraded or may cause the bond insurer to become insolvent, which may affect the prices and liquidity of municipal obligations insured by the insurer.

C) REPURCHASE AGREEMENTS The Portfolios may enter into repurchase agreements under the terms of a master repurchase agreement by which they purchase securities for cash from a seller and agree to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and a liquidity feature which allows the Portfolios to resell the security quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust (and is not reflected in the assets of the Portfolios) as agent of the Portfolios, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolios, at the Federal Reserve Bank of Chicago. The Portfolios are subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolios may be delayed or limited. Certain Portfolios have entered into such repurchase agreements at November 30, 2016, as reflected in their accompanying Schedules of Investments.

Pursuant to exemptive relief granted by the SEC, the Government Assets Portfolio, Treasury Portfolio, U.S. Government Portfolio and certain other money market portfolios advised by NTI and Northern Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement. NTI administers and manages these joint repurchase agreements in accordance with and as part of its duties under its management agreement with the Portfolios and does not collect any additional fees from the Portfolios for such services. The Government Assets Portfolio, Treasury Portfolio and U.S. Government Portfolio have entered into such joint repurchase agreements at November 30, 2016, as reflected in their accompanying Schedules of Investments.

The Portfolios may enter into transactions subject to enforceable netting arrangements (“netting arrangements”) under a repurchase agreement. Generally, netting arrangements allow the Portfolios to offset any exposure to a specific counterparty with any collateral received from or delivered to that counterparty. In addition, a repurchase agreement provides the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. Generally, the Portfolios manage their cash collateral and securities collateral on a counterparty basis. As of November 30, 2016, the Portfolios were not invested in any portfolio securities other than the repurchase agreements described below, with gross exposures on the Statements of Assets and Liabilities, that could be netted subject to netting arrangements.

The following table presents the repurchase agreements, which are subject to netting arrangements, as well as the collateral delivered related to those repurchase agreements.

Amounts in thousands			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT*
Government Assets	Bank of America	$269,298	$(269,298)	$—
	BNP Paribas	710,000	(710,000)	—
	Citigroup	107,873	(107,873)	—
	Federal Reserve Bank of New York	1,150,000	(1,150,000)	—
	Societe Generale	409,298	(409,298)	—

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	43	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

Amounts in thousands			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT*
	Total	$2,646,469	$(2,646,469)	$—
Treasury	Bank of America	$3	$(3)	$—
	BNP Paribas	1,470,000	(1,470,000)	—
	Citigroup	181,338	(181,338)	—
	Credit Suisse	1,000,000	(1,000,000)	—
	Federal Reserve Bank of New York	16,500,000	(16,500,000)	—
	Goldman Sachs	1,000,000	(1,000,000)	—
	HSBC Securities	1,180,000	(1,180,000)	—
	ING Financial Markets LLC	200,000	(200,000)	—
	Societe Generale	500,003	(500,003)	—
	Total	$22,031,344	$(22,031,344)	$—
U.S. Government	Bank of America	$542,849	$(542,849)	$—
	Citigroup	1,855	(1,855)	—
	Federal Reserve Bank of New York	600,000	(600,000)	—
	Societe Generale	277,849	(277,849)	—
	Total	$1,422,553	$(1,422,553)	$—
U.S. Government Select	Bank of America	1,105,000	(1,105,000)	—
	Bank of Nova Scotia	825,000	(825,000)	—
	Citigroup	84,630	(84,630)	—
	Federal Reserve Bank of New York	6,350,000	(6,350,000)	—
	JPMorgan	65,000	(65,000)	—
	Total	$8,429,630	$(8,429,630)	$—

*	Collateral received is reflected up to the fair value of the repurchase agreement. Refer to the Schedules of Investments.

D) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts. Certain Portfolios may receive dividend income from investment companies. Dividend income, if any, is recognized on the ex-dividend date. The Municipal Portfolio’s income may be subject to certain state and local taxes and, depending on an individual shareholder’s tax status, the federal alternative minimum tax.

E) EXPENSES Each Portfolio is charged for those expenses that are directly attributable to the Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to the Portfolio are allocated among all the portfolios in the Trust in proportion to each portfolio’s relative net assets.

F) LIQUIDITY FEES AND REDEMPTION GATES Effective October 14, 2016, the Municipal Portfolio may impose a liquidity fee of up to 2 percent on redemptions from the Portfolio or temporarily restrict redemptions from the Portfolio for up to 10 business days in any given 90-day period (a “redemption gate”) in the event that the Portfolio’s weekly liquid assets fall below the following thresholds:

30 percent weekly liquid assets – If the Municipal Portfolio’s weekly liquid assets (cash, direct obligations of the U.S. government, certain U.S. government agency discount notes without provision for the payment of interest with remaining maturities of 60 days or less, securities that will mature or are subject to a demand feature that is exercisable and payable within five business days, and amounts receivable and due unconditionally within five business days on pending sales of portfolio securities) fall below 30 percent of the Portfolio’s total assets as of the end of a business day, and the Board determines it is in the best interests of the Portfolio, the Board may impose a liquidity fee of no more than 2 percent of the amount redeemed and/or a

MONEY MARKET PORTFOLIOS	44	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2016

redemption gate that temporarily suspends the right of redemption. Liquidity fees and/or redemption gates may be implemented as early as the same business day that the weekly liquid assets of the Portfolio fall below 30 percent of the total assets.

10 percent weekly liquid assets – If the Municipal Portfolio’s weekly liquid assets fall below 10 percent of the Portfolio’s total assets as of the end of a business day, the Portfolio will impose, at the beginning of the next business day, a liquidity fee of 1 percent of the amount redeemed, unless the Board determines that imposing such a fee would not be in the best interests of the Portfolio or determines that a lower or higher fee (not to exceed 2 percent) would be in the best interests of the Portfolio.

If the Municipal Portfolio imposes a redemption gate, the Portfolio and the Portfolio’s authorized intermediaries will not accept redemption orders until the Portfolio has notified shareholders that the redemption gate has been lifted.

Liquidity fees and redemption gates may be terminated at any time at the discretion of the Board. In addition, liquidity fees and redemption gates will terminate at the beginning of the next business day once the Municipal Portfolio has invested 30 percent or more of its total assets in weekly liquid assets.

Liquidity fees would generally be used to assist the Municipal Portfolio to stem redemptions during times of market stress.

A liquidity fee imposed by the Municipal Portfolio will reduce the amount you will receive upon the redemption of your shares, and will generally decrease the amount of any capital gain or increase the amount of any capital loss you will recognize with respect to the redemption.

If the Municipal Portfolio’s weekly liquid assets fall below 10 percent of the Portfolio’s total assets, the Portfolio reserves the right to permanently suspend redemptions and liquidate if the Board of Trustees determines that it is not in the best interests of the Portfolio to continue operating.

G) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Portfolios’ capital accounts. These reclassifications may relate to net operating losses and distribution reclassifications. These reclassifications have no impact on the net assets or the NAV per share of the Portfolios.

At November 30, 2016, the following reclassifications were recorded.

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)	CAPITAL STOCK
Government Assets	$438	$(438)	$ —
Treasury	212	(212)	—
U.S. Government	21	(21)	—
U.S. Government Select	173	(173)	—
Municipal	(10)	—	10

H) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital losses to be carried forward for an unlimited period and to retain their character as either short-term or long-term. The Portfolios’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

There were no unused capital loss carryforwards in the Portfolios as of November 30, 2016.

At November 30, 2016, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED
Amounts in thousands	TAX-EXEMPT INCOME (LOSS)	ORDINARY INCOME (LOSS)*	LONG-TERM CAPITAL GAINS (LOSSES)
Government
Assets	$ —	$1,410	$ 8
Treasury	—	6,229	—
U.S. Government	—	897	—
U.S. Government Select	—	4,934	—
Municipal	220	85	—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	45	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

The tax character of distributions paid during the fiscal year ended November 30, 2016, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME (LOSS)	ORDINARY INCOME (LOSS)*	LONG-TERM CAPITAL GAINS (LOSSES)
Government
Assets	$–	$15,981	$–
Treasury	–	51,014	–
U.S. Government	–	4,303	–
U.S. Government Select	–	40,235	–
Municipal	5,755	88	645

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2015, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	TAX-EXEMPT INCOME (LOSS)	ORDINARY INCOME (LOSS)*
Government Assets	$–	$1,077
Treasury	–	1,472
U.S. Government	–	584
U.S. Government Select	–	2,101
Municipal	456	41

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of November 30, 2016, no Portfolio had uncertain tax positions that would require financial statement recognition or disclosure. The Portfolios’ federal tax returns for the fiscal years ended November 30, 2013 through November 30, 2016 remain subject to examination by the Internal Revenue Service. Any interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Portfolios will be recorded as interest expense and other expenses, respectively, on the Statements of Operations.

3. BANK BORROWINGS

The Trust and the Northern Funds jointly entered into a $250,000,000 senior unsecured revolving credit facility on

November 23, 2015, which was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.10 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statements of Operations. The Credit Facility expired on November 21, 2016.

At a meeting held on November 16-17, 2016, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 21, 2016 and will expire on November 20, 2017, unless renewed.

The Portfolios did not have any borrowings or incur any interest expense for the fiscal year ended November 30, 2016.

4. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rate of each Portfolio’s average daily net assets as follows:

	ANNUAL MANAGEMENT FEE
Government Assets	0.33%
Treasury	0.13%	*
U.S. Government	0.33%
U.S. Government Select	0.18%
Municipal	0.18%

*	Prior to August 1, 2016, the contractual management fee was 0.18%.

NTI has contractually agreed to reimburse a portion of the operating expenses of each Portfolio (other than certain excepted expenses, i.e., acquired fund fees and expenses, service fees, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statements of Operations, to adhere to the expense limitations of 0.25 percent (0.35 percent prior to October 1, 2016) for the Government Assets Portfolio, 0.15 percent (0.20 percent prior to August 1, 2016) for the Treasury Portfolio, 0.25 percent (0.35 percent prior to July 1, 2016) for the U.S. Government Portfolio and 0.20 percent for the U.S. Government Select Portfolio and Municipal Portfolio of the Portfolios’ average daily net assets.

MONEY MARKET PORTFOLIOS	46	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2016

The contractual expense reimbursement arrangement of the Government Assets Portfolio, Treasury Portfolio, U.S. Government Portfolio, U.S. Government Select Portfolio and Municipal Portfolio is expected to continue until at least October 1, 2017, August 1, 2017, July 1, 2017, April 1, 2017 and October 11, 2017, respectively. The contractual expense reimbursement arrangement will continue automatically for periods of one-year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or a Portfolio upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to a Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders.

The expenses reimbursed during the year ended November 30, 2016, under the contractual expense reimbursement arrangement previously described are shown as “Less expenses contractually reimbursed by investment adviser” in the Statements of Operations. The contractual expense reimbursement receivables at November 30, 2016 were approximately $852,000, $434,000, $553,000, $443,000 and $96,000 for the Government Assets, Treasury, U.S. Government, U.S. Government Select and Municipal Portfolios, respectively, and are shown as part of “Receivable from affiliates for expense reimbursements” in the Statements of Assets and Liabilities. Any such reimbursement is paid monthly to the Portfolios by NTI.

NTI may reimburse additional expenses or waive all or a portion of the management fees of the Portfolios from time to time, including to avoid a negative yield. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased or discontinued at any time. There is no guarantee a Portfolio will be able to avoid a negative yield. During the year ended November 30, 2016, NTI voluntarily reimbursed certain expenses for the Portfolios. Portfolio level expenses reimbursed by NTI were allocated among the share classes in proportion to the relative net assets of each class. The amounts reimbursed by NTI are shown as “Less expenses voluntarily reimbursed by investment adviser” in the Statements of Operations. There were no voluntary expense reimbursement receivables at November 30, 2016. Any such reimbursement or waiver is paid monthly to the Portfolios by NTI.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolios. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

As compensation for the services rendered as the transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets for all share classes of the Portfolios.

As compensation for custody services, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios’ custodian expenses. Custodian credits, if any, are shown as “Less custodian credits” in the Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation from the Portfolios under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Effective August 1, 2016, under the Service Plan for Premier Shares, the Trust has entered into a servicing agreement with Northern Trust under which Northern Trust has agreed to provide certain shareholder account, administrative and other service functions to the shareholders of the Premier Shares of the Treasury Portfolio. In exchange for these services, Northern Trust, as servicing agent, receives a fee, accrued daily and payable monthly, at an annual rate of 0.05 percent of the average daily net assets of the Premier Shares of the Treasury Portfolio. During the year ended ended November 30, 2016, NTI voluntarily reimbursed approximately $361,000 of the shareholder service fees which are shown as part of “Less expenses voluntarily reimbursed by investment adviser” in the Statements of Operations.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Government Assets Portfolio of the Trust and/or the Global Tactical Asset Allocation Fund of Northern Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. RELATED PARTY TRANSACTIONS

The Portfolios are permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Portfolio from or to another

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	47	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued

fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended November 30, 2016, the following Portfolios engaged in purchases and/or sales of securities from an affiliated entity:

Amounts in thousands	PURCHASES	SALES*
Government Assets	$427,635	$(739,345)
Municipal	3,412,110	(3,966,162)

*	During the fiscal year ended November 30, 2016, the realized gain (loss) associated with these transactions is zero.

On October 11, 2016, Northern Trust Corporation, the parent company of NTI, voluntarily made a cash contribution of approximately $16,000 to the Municipal Portfolio. The contribution is shown on the Municipal Portfolio’s Statement of Operations as “Net increase from payment by affiliate”.

Northern Trust will return to the Portfolios the full amount of the return that Northern Trust receives on a Portfolio’s uninvested cash resulting from custody sweep, the return is based on the application of the Federal Reserve’s Interest Rate on Excess Reserves.

6. CAPITAL SHARE TRANSACTIONS

Transactions in Shares for the fiscal year ended November 30, 2016, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Government
Assets	$103,559,151	$320	$(105,888,880)	$(2,329,409)
Treasury	105,823,411	1,344	(112,625,166)	(6,800,411)
U.S. Government	64,282,177	59	(65,257,510)	(975,274)
U.S. Government
Select	199,599,760	1,533	(196,941,601)	2,659,692
Municipal	17,942,493	23	(21,692,962)	(3,750,446)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions, except for the Municipal Portfolio which were approximately 17,942,490,000, 23,000 and (21,692,956,000), respectively.

Transactions in Shares for the fiscal year ended November 30, 2015, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Government
Assets	$120,148,744	$48	$(121,702,104)	$(1,553,312)
Treasury	119,388,635	23	(117,502,500)	1,886,158
U.S. Government	72,454,093	3	(72,330,687)	123,409
U.S. Government
Select	188,676,284	48	(186,790,802)	1,885,530
Municipal	23,517,070	2	(23,690,536)	(173,464)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Service Shares for the fiscal year ended November 30, 2016, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Government
Assets	$7,689	$—	$(13,946)	$(6,257)
U.S. Government	32,009	2	(40,277)	(8,266)
U.S. Government
Select	574,592	—	(525,177)	49,415
Municipal	29,244	1	(42,314)	(13,069)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions, except for the Municipal Portfolio which were approximately 29,243,000, 1,000 and (42,313,000), respectively.

Transactions in Service Shares for the fiscal year ended November 30, 2015, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Government
Assets	$11,742	$—	$(11,432)	$310
U.S. Government	50,181	—	(68,170)	(17,989)
U.S. Government
Select	501,337	—	(502,336)	(999)
Municipal	45,256	—	(55,624)	(10,368)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Premier Shares for the period August 1, 2016 (commencement of operations) to November 30, 2016, were as follows:

MONEY MARKET PORTFOLIOS	48	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2016

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Treasury	$83,619,781	$—	$(59,142,856)	$24,476,925

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Williams Capital Shares for the fiscal year ended November 30, 2016, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
U.S. Government Select	$325,000	$173	$(65,000)	$260,173

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Williams Capital Shares for the fiscal year ended November 30, 2015, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
U.S. Government Select	$143,000	$12	$(70,003)	$73,009

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

7. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of their business, the Portfolios may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Portfolios. The maximum exposure to the Portfolios under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

8. MONEY MARKET REFORM

On July 23, 2014, the SEC voted to amend the rules under the 1940 Act which governed the operations of the Portfolios. The new rules represent a substantial change for the industry, and they vary based on the type of fund and investor. The amendments had staggered compliance dates, with a majority of these amendments having an October 14, 2016 final compliance date. The rules provide a distinction between retail and institutional money market funds. To be considered a retail fund, the fund must maintain policies and procedures reasonably designed to limit all beneficial owners of the fund to “natural persons.” The new requirements include:

•

Government funds are required to invest at least 99.5 percent of their total assets (previously 80 percent) in cash, U.S. government securities issued or guaranteed by the U.S. government or its agencies and instrumentalities and/or repurchase agreements “collateralized fully” by cash or U.S. government securities.

•

Floating NAV – Only institutional prime and institutional municipal/tax-exempt funds are required to sell and redeem shares at a floating NAV. Funds subject to this requirement round daily NAVs to the fourth decimal point (e.g., $1.0000), rather than the prior practice whereby NAVs were fixed at $1.00 per share.

•

Liquidity fees and redemption gates – Under the new rules, all money market funds (except for government money market funds, for which liquidity fees and gates are optional) may impose fees or temporarily suspend redemptions if the fund’s level of weekly liquid assets falls below a certain threshold:

•

If a fund’s weekly liquid assets fall below 30 percent, the board would be allowed to impose a liquidity fee of up to 2 percent on all redemptions and/or suspend investor redemptions for up to 10 business days during any 90-day period.

•	If a fund’s weekly liquid assets fall below 10 percent, the board is required to impose a 1 percent liquidity fee unless the board determines to impose a different fee or no fee.

•	In addition, all money market funds are subject to new diversification and enhanced stress-testing requirements, along with enhanced disclosure and reporting requirements.

Effective October 1, 2016, the Government Assets Portfolio converted to a “government money market fund” as described under Rule 2a-7 of the 1940 Act and accounts for its investments at amortized cost which approximates fair value. Each of the Treasury Portfolio, U.S. Government Portfolio and U.S. Government Select Portfolio also operates as a “government money market fund” under Rule 2a-7. As of October 11, 2016, the Municipal Portfolio operates as an “institutional money market fund” under Rule 2a-7 of the 1940 Act. As an “institutional money market fund” under Rule 2a-7, (1) the Municipal Portfolio is required to sell and redeem its shares at its NAV rounded to the fourth decimal place (e.g., $1.0000) reflecting market-based values of the Portfolio holdings, and (2) effective October 14, 2016, the Board is permitted to impose a “liquidity fee” on redemptions from the Municipal Portfolio (up to 2 percent) or temporarily restrict redemptions from the Municipal Portfolio for up to 10 business days during a 90-day period.

For more information, please refer to the Portfolios’ prospectus.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	49	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2016

9. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Portfolios through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

MONEY MARKET PORTFOLIOS	50	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Northern Institutional Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Government Assets Portfolio (formerly known as the Diversified Assets Portfolio), Treasury Portfolio, U.S. Government Portfolio, U.S. Government Select Portfolio, and Municipal Portfolio, (five of the portfolios constituting the Northern Institutional Funds (the “Trust”)) as of November 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian, counterparties, and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Government Assets Portfolio, Treasury Portfolio, U.S. Government Portfolio, U.S. Government Select Portfolio, and Municipal Portfolio (five of the portfolios constituting the Northern Institutional Funds) at November 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 20, 2017

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	51	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TAX AND DISTRIBUTION INFORMATION	NOVEMBER 30, 2016 (UNAUDITED)

During the fiscal year ended November 30, 2016, the percentage of dividends derived from net investment income paid by each of the following Portfolios as “exempt-interest dividends”, excludable from gross income for federal income tax purposes were as follows: Municipal Portfolio – 88.71%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate Qualified Interest Income (QII) related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered U.S. persons. The Trust has designated the following percentages of income of the respective Portfolios as QII for the fiscal year ended November 30, 2016:

Government Assets	100%
Treasury	100%
U.S. Government	100%
U.S. Government Select	100%

The Portfolios designate the maximum amount required to distribute long-term capital gain under IRC 852(b)(2)(3).

CAPITAL GAIN DISTRIBUTION — The following Portfolios made capital gain distributions in December 2016, and hereby designates these long-term capital gain distributions as follows:

Amount in thousands	AMOUNT
Government Assets	$8
Municipal	645

MONEY MARKET PORTFOLIOS	52	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

FUND EXPENSES	NOVEMBER 30, 2016 (UNAUDITED)

As a shareholder of the Portfolios, you incur ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2016 through November 30, 2016.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/16 - 11/30/16” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

GOVERNMENT ASSETS PORTFOLIO(1)

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/2016	ENDING ACCOUNT VALUE 11/30/2016	*EXPENSES PAID 6/1/2016 - 11/30/2016
Actual	0.32%	$1,000.00	$1,000.90	$1.60
Hypothetical**	0.32%	$1,000.00	$1,023.40	$1.62

TREASURY

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/2016	ENDING ACCOUNT VALUE 11/30/2016	*EXPENSES PAID 6/1/2016 - 11/30/2016
Actual	0.15%	$1,000.00	$1,001.30	$0.75
Hypothetical**	0.15%	$1,000.00	$1,024.25	$0.76
PREMIER SHARES***
Actual	0.20%	$1,000.00	$1,000.70	$0.67
Hypothetical**	0.20%	$1,000.00	$1,016.00	$0.67

U.S. GOVERNMENT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/2016	ENDING ACCOUNT VALUE 11/30/2016	*EXPENSES PAID 6/1/2016 - 11/30/2016
Actual	0.27%	$1,000.00	$1,000.90	$1.35
Hypothetical**	0.27%	$1,000.00	$1,023.65	$1.37
SERVICE SHARES
Actual	0.29%	$1,000.00	$1,000.90	$1.45
Hypothetical**	0.29%	$1,000.00	$1,023.55	$1.47

U.S. GOVERNMENT SELECT

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/2016	ENDING ACCOUNT VALUE 11/30/2016	*EXPENSES PAID 6/1/2016 - 11/30/2016
Actual	0.20%	$1,000.00	$1,001.20	$1.00
Hypothetical**	0.20%	$1,000.00	$1,024.00	$1.01
SERVICE SHARES
Actual	0.20%	$1,000.00	$1,001.20	$1.00
Hypothetical**	0.20%	$1,000.00	$1,024.00	$1.01
WILLIAMS CAPITAL SHARES
Actual	0.20%	$1,000.00	$1,001.20	$1.00
Hypothetical**	0.20%	$1,000.00	$1,024.00	$1.01

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	53	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FUND EXPENSES continued	NOVEMBER 30, 2016 (UNAUDITED)

MUNICIPAL MONEY MARKET

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/2016	ENDING ACCOUNT VALUE 11/30/2016	*EXPENSES PAID 6/1/2016 - 11/30/2016
Actual	0.20%	$1,000.00	$1,002.10	$1.00
Hypothetical**	0.20%	$1,000.00	$1,024.00	$1.01
SERVICE SHARES
Actual	0.20%	$1,000.00	$1,002.10	$1.00
Hypothetical**	0.20%	$1,000.00	$1,024.00	$1.01

*	Expenses are calculated using the Portfolios’ annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended November 30, 2016. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolios’ actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

***	Treasury Portfolio - Premier Share Class launched on August 1, 2016 (92 days). The actual expense example is based on the period since inception; the hypothetical example is based on the half year beginning June 1, 2016.

(1)	Formerly known as the Diversified Assets Portfolio.

MONEY MARKET PORTFOLIOS	54	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS	NOVEMBER 30, 2016 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 51 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 7 portfolios. The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 73 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company).

Mark G. Doll Age: 67 Trustee since 2013

•   Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•   Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•   President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•   Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•   Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•   Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•   Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012.

• None

Sandra Polk Guthman Age: 72 Chair since 2015 Trustee since 1997

•   Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•   Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•   Trustee of Wellesley College from 2010 to 2016;

•   Trustee of Rush University Medical Center since 2007.

• None

Thomas A. Kloet Age: 58 Trustee since 2015

•   Executive Director and Chief Executive Officer, TMX Group, Ltd (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•   Chair of Boards of NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

Cynthia R. Plouché Age: 59 Trustee since 2014

•   Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•   Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•   Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•   Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company — 34 portfolios)

Casey J. Sylla Age: 73 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	55	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS continued

INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 59 Trustee since 2008

•President, Northern Trust Asset Management since 2008;

•Chairman and President of Northern Trust Investments, Inc. since March 2008;

•President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•Director, Miami Corporation since November 2015;

•Trustee of Rush University Medical Center since November 2009.

•None

Mary Jacobs Skinner, Esq.(4) Age: 59 Trustee since 2000

•Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015.

•Harvard Advanced Leadership Fellow since 2016;

•Director and Vice Chair of Public Policy Committee, Ann and Robert H. Lurie Children’s Hospital since 2016;

•Director, Pathways Awareness Foundation since 2000;

•Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

•None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates.

MONEY MARKET PORTFOLIOS	56	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

NOVEMBER 30, 2016 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 59 50 South LaSalle Street Chicago, IL 60603 President since 2000

•Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive of Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Kevin P. O’Rourke Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	•Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 38 50 South Lasalle Street Chicago, Illinois 60603 Chief Compliance Officer since June 2016

•Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 53 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc from 2009 to 2011.

Randal E. Rein Age: 46 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 49 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	•Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 48 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	•Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•Senior Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	57	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2016 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	•Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 56 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•Associate General Counsel and Senior Vice President of the Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Senior Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2011 to 2012; Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•Senior Legal Counsel and Vice President of The Northern Trust Company since 2015; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

MONEY MARKET PORTFOLIOS	58	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

INVESTMENT CONSIDERATIONS	NOVEMBER 30, 2016 (UNAUDITED)

GOVERNMENT ASSETS PORTFOLIO1,2,5

MUNICIPAL PORTFOLIO1,3,4,6

TREASURY PORTFOLIO1,2

U.S. GOVERNMENT PORTFOLIO1,2,5

U.S. GOVERNMENT SELECT PORTFOLIO1,2,5

1 Money Market Risk: You could lose money by investing in the Portfolio. An investment in the Portfolios is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

2 Stable NAV Risk is the risk that the Portfolio will not be able to maintain a NAV per share of $1.00 at all times. A significant enough market disruption or drop in market prices of securities held by the Portfolio, especially at a time when the Portfolio needs to sell securities to meet shareholder redemption requests, could cause the value of the Portfolio’s shares to decrease to a price less than $1.00 per share.

3 Floating NAV Risk is the risk that because the share price of the Portfolio will fluctuate, when a shareholder sells shares they may be worth more or less than what a shareholder originally paid for them.

4 Tax Risk: Future legislative or administrative changes or court decisions may materially affect the value of municipal instruments or the ability of the Municipal Portfolio to pay tax-exempt dividends.

5 U.S. Government Securities Risk: The risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the U.S. Government or U.S. Government Select Portfolios may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

6 Liquidity Fee and Redemption Gate Risk is the risk that the Portfolio may impose a “liquidity fee” (up to 2 percent) or a “redemption gate” that temporarily restricts a shareholder‘s ability to sell shares for up to 10 business days if the Portfolio’s liquidity falls below required minimums because of market conditions or other factors.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	59	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

INDEX DEFINITIONS

GOVERNMENT ASSETS PORTFOLIO1,2

MUNICIPAL PORTFOLIO3

TREASURY PORTFOLIO4

U.S. GOVERNMENT PORTFOLIO2

U.S. GOVERNMENT SELECT PORTFOLIO2

1 iMoneyNet Fund AverageTM — First Tier Institutional category includes only non-government institutional portfolios that also are not holding any second tier securities. Portfolio holdings of first tier portfolios include U.S. Treasury, U.S. other, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes and asset-backed commercial paper. It is not possible to invest directly in an index.

2 iMoneyNet Fund AverageTM — Government/Agencies Institutional category includes the most broadly based of the government institutional portfolios. These portfolios may invest in U.S. Treasuries, U.S. agencies, repos or government-backed floating rate notes. It is not possible to invest directly in an index.

3 iMoneyNet Fund AverageTM — Tax-Free Institutional category includes all institutional national and state tax free and municipal money funds. Portfolio holdings of tax-free portfolios include rated and unrated demand notes, rated and unrated general market notes, commercial paper, put bonds — 6 months or less, put bonds — over 6 months, AMT paper and other tax-free holdings. It is not possible to invest directly in an index.

4 iMoneyNet Fund AverageTM — Treasury & Repo Institutional category includes only institutional government portfolios that hold U.S. Treasuries and repurchase agreements backed by the U.S. Treasury. It is not possible to invest directly in an index.

MONEY MARKET PORTFOLIOS	60	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

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MONEY MARKET PORTFOLIOS

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MONEY MARKET PORTFOLIOS	62	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

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NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	63	MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and each Portfolio’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ website at northerntrust.com/institutional or the SEC’s website at www.sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

MONEY MARKET PORTFOLIOS	64	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULE OF INVESTMENTS

7	PRIME OBLIGATIONS PORTFOLIO
Ticker Symbols:
Shares: NPAXX
Service: NPCXX

11	NOTES TO THE FINANCIAL STATEMENTS

17	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

18	TAX AND DISTRIBUTION INFORMATION

19	FUND EXPENSES

20	TRUSTEES AND OFFICERS

24	INVESTMENT CONSIDERATIONS

25	INDEX DEFINITIONS

28	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Institutional Funds Prime Obligations Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Prime Obligations Portfolio prospectus, which contains more complete information about Northern Institutional Funds Prime Obligations Portfolio’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

You could lose money by investing in the Portfolio. The share price of the Portfolio will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Portfolio may impose a fee upon sale of your shares or may temporarily suspended your ability to sell shares if the Portfolio’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Portfolio is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101,

not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value / No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Following the U.S. Federal Reserve’s last short-term rate increase in December 2015, market participants correctly anticipated the U.S. Federal Reserve’s rate hike at the December 2016 meeting. The 12-month period ended November 30, 2016 was an eventful year for the markets. After Donald Trump was elected president and Republicans maintained control of Congress, fixed-income securities sold off and interest rates rose across the yield curve, as the markets expected that higher growth rates would stimulate increases in inflation. In addition, in June 2016, the “Brexit” vote shocked markets as the “Leave camp” pulled out a narrow victory. Due to uncertainty regarding the future of the U.K. and of the European Union, U.S. Treasuries rallied as investors sought a safe haven. In addition, many investors seeking higher yields flocked to U.S. Treasuries in light of the negative yields that many parts of Europe and Japan were offering.

Generally in the industry, prime and municipal money market fund assets shrank dramatically during the 12-month period ended November 30, 2016 in response to the October 14, 2016 deadline for implementing money market fund reform. Outflows surged during the third quarter calendar year and right up to the October 14, 2016 deadline. Across the money market fund industry, prime and municipal money market funds experienced withdrawals of over $1 trillion, with nearly all of the assets transferred into government money market funds. Due to the uncertainty of outflows associated with money market fund reform, the Prime Obligations Portfolio was managed defensively during the 12-month period. The Portfolio also held a sizeable allocation in municipal variable rate demand notes (VRDNs) to take advantage of the high Securities Industry and Financial Markets Association (“SIFMA”) interest rates that were available and to act as a source of liquidity for the Portfolio. At times, VRDNs yielded more than traditional instruments that taxable money market funds invest in.

For the year ended November 30, 2016, the Prime Obligations Portfolio posted a 0.46% return (Shares Class) compared with the 0.27% return of its benchmark, iMoneyNet Fund Average™ — First Tier Institutional. As of November 30, 2016, the Portfolio’s 7-day current yield was 0.61% (Shares Class). We have maintained a neutral to long duration for the Portfolio relative to its benchmark. The Portfolio converted to a floating net asset value effective October 11, 2016. Liquidity and principal preservation remain our primary objectives.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2016
TOTAL RETURN	SHARES	SERVICE SHARES	IMONEYNET FUND AVERAGE™ — FIRST TIER INSTL	CURRENT 7-DAY YIELD
ONE YEAR	0.46%	0.46%	0.27%	0.61	%*
FIVE YEAR	0.13	0.13	0.09
TEN YEAR	0.90	0.81	0.89

*	For Shares Class.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here.

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Portfolio to the extent the “Total Annual Portfolio Operating Expenses” exceed 0.15%. The “Total Annual Portfolio Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of certain Portfolio expenses, including but not limited to servicing fees, that are not reimbursed. This contractual limitation may not be terminated before October 11, 2017 without the approval of the Board of Trustees. In the absence of these reimbursements, yield, total return, growth since inception and dividends would have been reduced. Total return is based on net change in net asset value assuming reinvestment of distributions. The 7-day current yield more closely reflects the current earnings of the Portfolio than the total returns. The Portfolio’s investment performance may also include voluntary reimbursements that may change or end at any time. There were no voluntary expense reimbursements for the 7-day current yield as of November 30, 2016.

Net Asset Value (“NAV”) is calculated using current market quotations, or an appropriate substitute, to value a portfolio. This NAV is calculated to four decimal places and is currently being used for transacting purchase and sale activity.

MATURITY ANALYSIS

At November 30, 2016, the maturity analysis for the Prime Obligations Portfolio as a percentage of investments was:

MATURITY	%

Information about Investment Considerations and Index Definitions can be found on pages 24 and 25.

Investments in the Portfolio are not deposits of any bank and are not insured or guaranteed by the FDIC or any other government agency.

OVERNIGHT (1 BUSINESS DAY)	39.3%
2 - 15 DAYS	13.1
16 - 30 DAYS	2.9
31 - 60 DAYS	15.5
61 - 97 DAYS	20.5
98 - 180 DAYS	8.7

PORTFOLIO MANAGERS

JENNIFER GRECA With Northern Trust since 2000

PETER YI With Northern Trust since 2000

PORTFOLIO FACTS (as of 11/30/16)

TICKER SYMBOL
SHARES	NPAXX
SERVICE SHARES	NPCXX
PREMIER SHARES*
INCEPTION DATE
SHARES	8/21/03
SERVICE SHARES	9/2/03
PREMIER SHARES*	11/18/05
TOTAL NET ASSETS	$1,711,150,506

NET ASSET VALUE
SHARES	$1.0002
SERVICE SHARES	1.0002
PREMIER SHARES*	—
GROSS EXPENSE RATIO(1)
SHARES	0.17%
SERVICE SHARES	0.42
PREMIER SHARES*	—
NET EXPENSE RATIO(1)
SHARES	0.15%
SERVICE SHARES	0.40
PREMIER SHARES*	—

*	Currently, Premier Shares are not being offered to Investors.
(1)	The Gross and Net Expense Ratios represented are based on the expense ratios as reported in the Portfolio’s current prospectus, which may differ from the expense ratios presented in the Portfolio’s financial highlights.

The table does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PRIME OBLIGATIONS PORTFOLIO	2	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES	NOVEMBER 30, 2016

Amounts in thousands, except per share data	PRIME OBLIGATIONS PORTFOLIO
ASSETS:
Investments, at value	$1,737,242
Repurchase agreements, at value	15,000
Cash	1
Interest income receivable	1,284
Receivable from affiliates for expense reimbursements	118
Prepaid and other assets	16
Total Assets	1,753,661
LIABILITLIES:
Payable for securities purchased	41,430
Distributions payable to shareholders	762
Payable to affiliates:
Management fees	162
Custody fees	16
Transfer agent fees	19
Trustee fees	4
Accrued other liabilities	117
Total Liabilities	42,510
Net Assets	$1,711,151
ANALYSIS OF NET ASSETS:
Capital stock	$1,710,792
Accumulated undistributed net investment income	21
Accumulated undistributed net realized gain	37
Net unrealized appreciation	301
Net Assets	$1,711,151
Net Assets:
Shares	$1,711,024
Service Shares	127
Total Shares Outstanding (no par value, unlimited shares authorized):
Shares	1,710,633
Service Shares	127
Net Asset Value, Redemption and Offering Price Per Share:
Shares	$1.0002
Service Shares	1.0002
Investments, at cost	$1,736,941
Repurchase agreements, at cost	15,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2016

Amounts in thousands	PRIME OBLIGATIONS PORTFOLIO
INVESTMENT INCOME:
Interest income	$18,310
Income from affiliates (Note 5)	3
Total Investment Income	18,313
EXPENSES:
Management fees	4,311
Custody fees	379
Transfer agent fees	497
Registration fees	191
Printing fees	34
Professional fees	107
Trustee fees	44
Other	115
Total Expenses	5,678
Less expenses contractually reimbursed by investment adviser	(627)
Less custodian credits	(12)
Net Expenses	5,039
Net Investment Income	13,274
NET REALIZED AND UNREALIZED GAINS:
Net realized gains on:
Investments	321
Net change in unrealized appreciation on:
Investments	301
Net Gains	622
Net Increase in Net Assets Resulting from Operations	$13,896

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

	PRIME OBLIGATIONS PORTFOLIO
Amounts in thousands	2016	2015
OPERATIONS:
Net investment income	$13,274	$1,881
Net realized gains	321	103
Net change in unrealized appreciation	301	–
Net Increase in Net Assets Resulting from Operations	13,896	1,984
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from Shares transactions	(1,899,370)	(39,637)
Net increase (decrease) in net assets resulting from Service Shares transactions	(37,331)	888
Net increase (decrease) in net assets resulting from GFS Shares transactions(1)	(361,707)	80,291
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(2,298,408)	41,542
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income	(12,286)	(1,801)
Total Distributions to Shares Shareholders	(12,286)	(1,801)
DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:
From net investment income	(153)	(22)
Total Distributions to Service Shares Shareholders	(153)	(22)
DISTRIBUTIONS TO GFS SHARES SHAREHOLDERS:
From net investment income	(1,192)	(181)
Total Distributions to GFS Shares Shareholders	(1,192)	(181)
Total Increase (Decrease) in Net Assets	(2,298,143)	41,522
NET ASSETS:
Beginning of year	4,009,294	3,967,772
End of year	$1,711,151	$4,009,294
Accumulated Undistributed Net Investment Income	$21	$94

(1)	Effective November 17, 2016, the GFS Shares were terminated and are no longer offered to shareholders.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

PRIME OBLIGATIONS PORTFOLIO	SHARES
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$1.0000 (1)	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.0040 (2)	– (3)	– (3)	– (3)	– (3)
Net realized and unrealized gains (losses)	0.0006	– (3)	– (3)	– (3)	– (3)
Total from Investment Operations	0.0046	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	(0.0044)	– (3)	– (3)	– (3)	– (3)
Total Distributions Paid	(0.0044)	–	–	–	–
Net Asset Value, End of Year	$1.0002	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.46%	0.06%	0.02%	0.06%	0.08%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$1,711,024	$3,610,101	$3,649,756	$3,436,400	$3,690,819
Ratio of average net assets of:
Expenses, net of waivers, reimbursements and credits	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses, before waivers, reimbursements and credits	0.17%	0.17%	0.24%	0.27%	0.28%
Net investment income, net of waivers, reimbursements and credits	0.40%	0.06%	0.02%	0.06%	0.07%
Net investment income (loss), before waivers, reimbursements and credits	0.38%	0.04%	(0.07)%	(0.06)%	(0.06)%

	SERVICE
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$1.0000 (1)	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.0040 (2)	– (3)	– (3)	– (3)	– (3)
Net realized and unrealized gains (losses)	0.0006	– (3)	– (3)	– (3)	– (3)
Total from Investment Operations	0.0046	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income	(0.0044)	– (3)	– (3)	– (3)	– (3)
Total Distributions Paid	(0.0044)	–	–	–	–
Net Asset Value, End of Year	$1.0002	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.46%	0.06%	0.01%	0.05%	0.07%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$127	$37,480	$36,591	$36,860	$53,383
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.15%	0.15%	0.16%	0.16%	0.15%
Expenses, before waivers, reimbursements and credits	0.17%	0.17%	0.25%	0.28%	0.31%
Net investment income, net of waivers, reimbursements and credits	0.40%	0.06%	0.01%	0.05%	0.07%
Net investment income (loss), before waivers, reimbursements and credits	0.38%	0.04%	(0.08)%	(0.07)%	(0.09)%

(1)	Transacted at two decimals until October 11, 2106 (see Note 8).
(2)	Net investment income for the year ended was calculated using the average shares outstanding method.
(3)	Per Share amounts from net investment income, net realized and unrealized gains (losses) and distributions from net investment income were less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS	NOVEMBER 30, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
ABS COMMERCIAL PAPER – 13.6%

ABS Other – 13.6%

Alpine Securitization Ltd., 1.03%, 1/23/17	$25,000	$24,974

Barton Capital S.A., 0.85%, 12/16/16 (1)	25,000	24,995

Bedford Row Funding Corp., 0.67%, 1/10/17 (1)	10,000	9,993

Bennington Stark Capital Co. LLC, 0.61%, 12/5/16	22,000	21,999

Collateralized Commercial Paper Co. LLC, 1.00%, 1/19/17	19,500	19,481

Crown Point Capital Co. LLC, 1.08%, 2/2/17 (1)	25,000	24,966

Kells Funding LLC, 0.85%, 2/13/17 (1)	25,000	24,958

LMA Americas LLC, 0.91%, 1/4/17 (1)	25,000	24,985

Ridgefield Funding Co. LLC, 1.00%, 2/1/17 (1)	25,000	24,967

Starbird Funding Corp., 0.70%, 12/1/16 (1)	5,750	5,750

Victory Receivables Corp., 0.62%, 12/19/16 (1)	26,500	26,492
		233,560
Total ABS Commercial Paper
(Cost $233,503)		233,560

CERTIFICATES OF DEPOSIT – 25.3%

Banking – 25.3%

Bank of Montreal, Chicago Branch, 0.90%, 2/16/17	25,000	25,001
1.14%, 4/6/17	25,000	25,013

Bank of Nova Scotia, Toronto Branch, 1.27%, 1/12/17 (2)	30,000	30,020

Citibank N.A., New York Branch, 0.97%, 3/17/17	25,000	25,006
1.13%, 4/28/17	25,000	25,009

Cooperatieve Rabobank U.A., New York Branch, 0.95%, 3/6/17	30,000	30,002

Credit Suisse A.G., New York Branch, 1.10%, 2/27/17	20,000	20,011

Mitsubishi UFJ Trust & Banking Corp., 0.88%, 1/20/17	25,000	25,007

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
CERTIFICATES OF DEPOSIT – 25.3% – continued

Banking – 25.3% – continued

Natixis S.A., New York Branch, 0.95%, 2/24/17	$25,000	$25,001

Norinchukin Bank, New York Branch, 0.90%, 1/17/17	8,000	8,002
0.90%, 1/26/17	24,000	24,007

Sumitomo Mitsui Banking Corp., New York Branch, 1.05%, 12/6/16 (2)	25,000	25,014

Svenska Handelsbanken AB, New York Branch, 0.93%, 1/3/17	35,000	35,016

Toronto Dominion Bank, New York Branch, 0.80%, 2/3/17	9,500	9,502
0.90%, 2/16/17	25,000	25,006
1.15%, 3/10/17	17,000	17,012
1.15%, 4/18/17	25,000	25,016

Wells Fargo Bank West N.A., 0.96%, 12/1/16	25,000	25,000

Westpac Banking Corp, New York Branch, 1.21%, 12/1/16 (2)	10,000	10,014
		433,659
Total Certificates Of Deposit
(Cost $433,507)		433,659

COMMERCIAL PAPER – 14.7%

Banking – 8.1%

BNP Paribas S.A., New York Branch, 0.95%, 3/3/17	25,000	24,943

Commonwealth Bank of Australia, New York Branch, 1.31%, 2/23/17 (1)(3)	24,000	24,033

DBS Bank Ltd., 0.88%, 2/3/17 (1)	25,000	24,973

ING US Funding LLC, 0.94%, 3/3/17	25,000	24,951

United Overseas Bank Ltd., 1.01%, 3/17/17 (1)	25,000	24,926

Westpac Banking Corp., 1.23%, 3/10/17 (1)	15,000	14,963
		138,789

Foreign Agencies – 5.0%

Bank Nederlandse Gemeenten, 0.85%, 2/13/17	15,000	14,974

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS continued

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
COMMERCIAL PAPER – 14.7% – continued

Foreign Agencies – 5.0% continued

Caisse Des Depots Et Consignations, 0.85%, 1/26/17	$25,000	$24,969

KFW, 0.83%, 1/17/17 (1)	25,000	24,985
0.87%, 2/27/17 (1)	20,000	19,958
		84,886

Foreign Local Government – 1.6%

NRW.BANK, 0.85%, 1/27/17 (1)	27,500	27,469
Total Commercial Paper
(Cost $251,052)		251,144

CORPORATE NOTES/BONDS – 1.5%

Banking – 1.5%

Royal Bank of Canada, 1.14%, 2/3/17 (3)	25,600	25,612
Total Corporate Notes/Bonds
(Cost $25,612)		25,612

EURODOLLAR TIME DEPOSITS – 13.4%

Banking – 13.4%

Australia and New Zealand Banking Group, 0.32%, 12/1/16	68,617	68,617

Credit Agricole S.A., London Branch, 0.32%, 12/1/16	40,000	40,000

Nordea Bank Finland PLC, New York, 0.32%, 12/1/16	75,000	75,000

Svenska Handelsbanken AB, Cayman Islands, 0.32%, 12/1/16	45,000	45,000
		228,617
Total Eurodollar Time Deposits
(Cost $228,617)		228,617

MUNICIPAL INVESTMENTS – 33.0%

California – 0.8%

California State Health Facilities Financing Authority Revenue Bonds, Series I, Dignity Health, (Mizuho Bank Ltd. LOC), 0.62%, 12/8/16 (4)	13,700	13,700

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 33.0% – continued

Colorado – 0.3%

Colorado State Housing & Finance Authority SFM Revenue Bonds, Series 1-A3, 0.56%, 12/8/16 (4)	$5,995	$5,995

Florida – 2.7%

JEA Water & Sewer System Revenue Bonds, Series A-2, (Sumitomo Mitsui Banking Corp. LOC), 0.56%, 12/8/16 (4)	40,520	40,520

Sunshine State Governmental Financing Commission Revenue Bonds, Series A, Miami Dade County Program, (Bank of New York Mellon LOC), 0.60%, 12/8/16 (4)	5,000	5,000
		45,520

Georgia – 2.6%

Cobb County Kennestone Hospital Authority Revenue Bonds, Series A, (Bank of America N.A. LOC), 0.57%, 12/8/16 (4)	44,400	44,400

Illinois – 0.3%

Illinois State Finance Authority Revenue Bonds, Subseries C-1, Advocate Health, 0.57%, 12/8/16 (4)	5,500	5,500

Indiana – 1.3%

Indiana State Finance Authority Environmental Revenue Refunding Bonds, Series A-4, Duker Energy Indiana Project, (Sumitomo Mitsui Banking Corp. LOC), 0.55%, 12/1/16 (4)	15,725	15,725

Lawrenceburg City PCR Refunding Bonds, Series H, Indiana Michigan Power Co. Project, (Bank of Nova Scotia LOC), 0.57%, 12/8/16 (4)	6,000	6,000
		21,725

Kansas – 2.2%

Burlington City Environment Improvement Revenue Refunding Bonds, Kansas City Power & Light, (Mizuho Bank Ltd. LOC), 0.62%, 12/8/16 (4)	37,550	37,550

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 33.0% – continued

Kentucky – 0.4%

Kentucky State Housing Corp. Housing Taxable Revenue Bonds, Series O, 0.67%, 12/8/16 (4)	$6,005	$6,005

Michigan – 0.6%

University of Michigan General Revenue Bonds, Series A, 0.50%, 12/1/16 (4)	11,000	11,000

Mississippi – 1.5%

Mississippi State Business Finance Corp. Commission Gulf Opportunity Zone Revenue Bonds, Series C, Chevron USA, Inc., 0.52%, 12/1/16 (4)	20,400	20,400

Mississippi State Business Finance Corp. Commission Gulf Opportunity Zone Revenue Bonds, Series D, Chevron USA, Inc., 0.54%, 12/1/16 (4)	5,000	5,000

Mississippi State Business Finance Corp. Commission Gulf Opportunity Zone Revenue Bonds, Series H, Chevron USA, Inc., (Chevron Corp. Gtd.), 0.55%, 12/1/16 (4)	860	860
		26,260

New York – 11.2%

New York City G.O. Unlimited Bonds, Fiscal 2015 Subseries F-4, (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.58%, 12/8/16 (4)	25,900	25,900

New York City G.O. Unlimited Bonds, Subseries D-4, (TD Bank N.A. LOC), 0.54%, 12/1/16 (4)	17,220	17,220

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries B-3, 0.57%, 12/8/16 (4)	24,900	24,900

New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Subseries D-3, 0.58%, 12/1/16 (4)	49,500	49,500

New York City Water & Sewer System Revenue Bonds, Series F-1, 0.60%, 12/1/16 (4)	33,250	33,250

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 33.0% –continued

New York – 11.2% continued

Triborough Bridge & Tunnel Authority Taxable Revenue Refunding Bonds, Subseries 2A, (Bank of America N.A. LOC), 0.65%, 12/8/16 (4)	$16,000	$16,000

Triborough Bridge & Tunnel Authority Taxable Revenue Refunding Bonds, Subseries 2B, (Bank of America N.A. LOC), 0.65%, 12/8/16 (4)	24,800	24,800
		191,570

North Carolina – 2.2%

Charlotte-Mecklenburg Hospital Authority Health Care System Revenue Refunding Bonds, Series D, Carolinas Healthcare, (U.S. Bank N.A. LOC), 0.53%, 12/1/16 (4)	3,000	3,000

North Carolina State Medical Care Commission Health Care Facilities Revenue Bonds, Series A-1, Cape Fear Valley Health System, (Branch Banking & Trust Co. LOC), 0.55%, 12/8/16 (4)	35,000	35,000
		38,000

Texas – 5.2%

Houston Utility System Revenue Refunding Bonds, Series B-4, First Lien, 0.58%, 12/8/16 (4)	23,375	23,375

Lower Neches Valley Authority Industrial Development Corp. Revenue Refunding Bonds, Series A, ExxonMobil Project, 0.50%, 12/1/16 (4)	16,865	16,865

Lower Neches Valley Authority Industrial Development Corp. Revenue Refunding Bonds, Series B, ExxonMobil Project, 0.52%, 12/1/16 (4)	48,055	48,055
		88,295

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS continued

SCHEDULE OF INVES TMENTS

PRIME OBLIGATIONS PORTFOLIO continued NOVEMBER 30, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
MUNICIPAL INVESTMENTS – 33.0% – continued

West Virginia – 1.7%

West Virginia State Hospital Financing Authority & Improvement Revenue Refunding Bonds, Series A, Cabell Hospital, (Branch Banking & Trust Co. LOC), 0.55%, 12/8/16 (4)	$29,130	$29,130
Total Municipal Investments
(Cost $564,650)		564,650

Investments, at Value
(Cost $1,736,941)		1,737,242

REPURCHASE AGREEMENTS – 0.9%

Repurchase Agreements – 0.9% (5)

JPMorgan Securities LLC, dated 11/30/16, repurchase price $15,010 0.81%, 3/5/17	15,000	15,000
Total Repurchase Agreements
(Cost $15,000)		15,000

Total Investments – 102.4%
(Cost $1,751,941) (6)		1,752,242

Liabilities less Other Assets – (2.4%)		(41,091)
NET ASSETS – 100.0%		$1,711,151

(1)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The value of these securities is determined based on valuations supplied by a pricing service or brokers, or, if not available, in accordance with procedures established by the Board of Trustees of Northern Institutional Funds.
(2)	Variable rate security. Rate as of November 30, 2016 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(3)	Variable rate security. Rate as of November 30, 2016 is disclosed.
(4)	Variable rate security. Rate as of November 30, 2016 is disclosed. Maturity date represents the date when principal payments may be due, taking into account any call options exercised and any permissible maturity shortening features.
(5)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
Corporate Bonds	$16,054	1.50% – 3.75%	3/7/17 – 5/27/25

(6)	At November 30, 2016, the components of investments for federal income tax purposes were as follows: (Amounts in thousands)

Federal tax cost of investments	$1,751,941
Gross tax appreciation of investments	$302
Gross tax depreciation of investments	(1)
Net tax appreciation of investments	$301

Percentages	shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuations of the Portfolio’s investments by the above fair value hierarchy as of November 30, 2016:

INVESTMENTS	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
ABS Commercial Paper (1)	$–	$233,560	$–	$233,560
Certificates of Deposit (1)	–	433,659	–	433,659
Commercial Paper (1)	–	251,144	–	251,144
Corporate Notes/Bonds (1)	–	25,612	–	25,612
Eurodollar Time Deposits (1)	–	228,617	–	228,617
Municipal Investments (1)	–	564,650	–	564,650
Repurchase Agreements (1)	–	15,000	–	15,000
Total Investments	$–	$1,752,242	$–	$1,752,242

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2016, there were no transfers between Level 1, Level 2 or Level 3 classifications based on levels assigned to the securities on November 30, 2015.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS:

ABS – Asset-Backed Securities

G.O. – General Obligation

Gtd. – Guaranteed

LOC – Letter of Credit

PCR – Pollution Control Revenue

SFM – Single Family Mortgage

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2016

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 7 portfolios as of November 30, 2016, each with its own investment objective (e.g., income consistent with preservation of capital).

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for the Prime Obligations Portfolio (the “Portfolio”). See Note 8 for a discussion of how the Portfolio operates following recent amendments to Securities and Exchange Commission (“SEC”) rules governing money market portfolios. Northern Trust serves as the sub-administrator, custodian and transfer agent for the Trust. Northern Funds Distributors, LLC is the Trust’s distributor.

The Portfolio is currently authorized to offer four classes of shares: Shares, Service Shares, Premier Shares and Williams Capital Shares. Effective November 17, 2016, the Board of Trustees of the Trust (the “Board”) approved the termination of the GFS Shares and they are no longer offered to shareholders. Each class is distinguished by the level of administrative and liaison services provided. At November 30, 2016, Shares and Service Shares were outstanding. Premier Shares and Williams Capital Shares are not currently offered to shareholders.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The Portfolio operates as an “institutional money market fund” under Rule 2a-7 of the 1940 Act and transacts in its shares at a floating net asset value (“NAV”), rounded to the fourth decimal place (e.g., $1.0000). The Portfolio’s investments for which market quotations are readily available will be valued at fair value on the basis of quotations furnished by a pricing service or provided by securities dealers. If market quotations are not readily available, or if it is believed that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be otherwise determined in good faith by NTI under procedures established by the Board. Short-term obligations, which are debt instruments with a maturity of 60 days or less, held by the Portfolio, are valued at their amortized cost, which, according to NTI, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Board.

NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to: the type of security; the current financial position of the issuer; the cost of the investment; information as to any transaction or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

B) REPURCHASE AGREEMENTS The Portfolio may enter into repurchase agreements under the terms of a master repurchase agreement by which it purchases securities for cash from a seller and agrees to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and a liquidity feature which allows the Portfolio to resell the security quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust (and is not reflected in the assets of the Portfolio) as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued

underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago. The Portfolio is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited. The Portfolio has entered into such repurchase agreements at November 30, 2016, as reflected in its accompanying Schedule of Investments.

The Portfolio may enter into transactions subject to enforceable netting arrangements (“netting arrangements”) under a repurchase agreement. Generally, netting arrangements allow the Portfolio to offset any exposure to a specific counterparty with any collateral received from or delivered to that counterparty. In addition, a repurchase agreement provides the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. Generally, the Portfolio manages its cash collateral and securities collateral on a counterparty basis. As of November 30, 2016, the Portfolio was not invested in any portfolio securities other than the repurchase agreements described below, with gross exposures on the Statement of Assets and Liabilities, that could be netted subject to netting arrangements.

The following table presents the repurchase agreements, which are subject to netting arrangements, as well as the collateral delivered related to those repurchase agreements.

Amounts in thousands			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT*
Prime Obligations	JPMorgan	$15,000	$(15,000)	$—

*	Collateral received is reflected up to the fair value of the repurchase agreement. Refer to the Schedule of Investments.

C) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts.

D) EXPENSES The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to the Portfolio are allocated among all the portfolios in the Trust in proportion to each portfolio’s relative net assets.

E) LIQUIDITY FEES AND REDEMPTION GATES Effective October 14, 2016, the Portfolio may impose a liquidity fee of up to 2 percent on redemptions from the Portfolio or temporarily restrict redemptions from the Portfolio for up to 10 business days in any given 90-day period (a “redemption gate”) in the event that the Portfolio’s weekly liquid assets fall below the following thresholds:

30 percent weekly liquid assets – If the Portfolio’s weekly liquid assets (cash, direct obligations of the U.S. government, certain U.S. government agency discount notes without provision for the payment of interest with remaining maturities of 60 days or less, securities that will mature or are subject to a demand feature that is exercisable and payable within five business days, and amounts receivable and due unconditionally within five business days on pending sales of portfolio securities) fall below 30 percent of the Portfolio’s total assets as of the end of a business day, and the Board determines it is in the best interests of the Portfolio, the Board may impose a liquidity fee of no more than 2 percent of the amount redeemed and/or a redemption gate that temporarily suspends the right of redemption. Liquidity fees and/or redemption gates may be implemented as early as the same business day that the weekly liquid assets of the Portfolio fall below 30 percent of the total assets.

10 percent weekly liquid assets – If the Portfolio’s weekly liquid assets fall below 10 percent of the Portfolio’s total assets as of the end of a business day, the Portfolio will impose, at the beginning of the next business day, a liquidity fee of 1 percent of the amount redeemed, unless the Board determines that imposing such a fee would not be in the best interests of the Portfolio or determines that a lower or higher fee (not to exceed 2 percent) would be in the best interests of the Portfolio.

If the Portfolio imposes a redemption gate, the Portfolio and the Portfolio’s authorized intermediaries will not accept redemption orders until the Portfolio has notified shareholders that the redemption gate has been lifted.

Liquidity fees and redemption gates may be terminated at any time at the discretion of the Board. In addition, liquidity fees and redemption gates will terminate at the beginning of the next business day once the Portfolio has invested 30 percent or more of its total assets in weekly liquid assets.

Liquidity fees would generally be used to assist the Portfolio to stem redemptions during times of market stress.

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PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2016

A liquidity fee imposed by the Portfolio will reduce the amount you will receive upon the redemption of your shares, and will generally decrease the amount of any capital gain or increase the amount of any capital loss you will recognize with respect to the redemption.

If the Portfolio’s weekly liquid assets fall below 10 percent of the Portfolio’s total assets, the Portfolio reserves the right to permanently suspend redemptions and liquidate if the Board of Trustees determines that it is not in the best interests of the Portfolio to continue operating.

F) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Portfolio’s capital accounts. These reclassifications may relate to net operating losses, non-deductable taxes paid and distribution reclassifications. These reclassifications have no impact on the net assets or the NAV per share of the Portfolio.

At November 30, 2016, the following reclassifications were recorded.

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)
Prime Obligations	$284		$(284)

G) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital losses to be carried forward for an unlimited period and to retain their character as either short-term or long-term. The Portfolio’s ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

There were no unused capital loss carryforwards in the Portfolio as of November 30, 2016.

At November 30, 2016, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

	UNDISTRIBUTED
Amounts in thousands	ORDINARY INCOME (LOSS)*	LONG-TERM CAPITAL GAINS (LOSSES)
Prime Obligations	$786	$37

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended November 30, 2016 and 2015 was as follows:

	DISTRIBUTED FROM ORDINARY INCOME (LOSS)*
Amounts in thousands	2016	2015
Prime Obligations	$13,195	$1,726

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of November 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition or disclosure. The Portfolio’s federal tax returns for the fiscal years ended November 30, 2013 through November 30, 2016 remain subject to examination by the Internal Revenue Service. Any interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Portfolio will be recorded as interest expense and other expenses, respectively, on the Statement of Operations.

3. BANK BORROWINGS

The Trust and the Northern Funds jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 23, 2015, which was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.10 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations. The Credit Facility expired on November 21, 2016.

At a meeting held on November 16-17, 2016, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is in the amount of

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued

$250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 21, 2016 and will expire on November 20, 2017, unless renewed.

The Portfolio did not have any borrowings or incur any interest expense for the fiscal year ended November 30, 2016.

4. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rate of 0.13 percent of the Portfolio’s average daily net assets.

NTI has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statement of Operations, to adhere to the expense limitation of 0.15 percent of the Portfolio’s average daily net assets. The contractual expense reimbursement described above is expected to continue until at least October 11, 2017. The contractual expense reimbursement will continue automatically for periods of one-year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or the Portfolio upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to the Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders.

The expenses reimbursed during the fiscal year ended November 30, 2016, under the contractual expense reimbursement arrangement previously described are shown as “Less expenses contractually reimbursed by investment adviser” in the Statement of Operations. The contractual expense reimbursement receivable at November 30, 2016 is shown as “Receivable from affiliates for expense reimbursements” in the Statement of Assets and Liabilities. Any such reimbursement is paid monthly to the Portfolio by NTI.

NTI may reimburse additional expenses or waive all or a portion of the management fees of the Portfolio from time to time, including to avoid a negative yield. Any such additional expense reimbursement or waiver would be voluntary and could be implemented, increased or decreased or discontinued at any time. There is no guarantee the Portfolio will be able to avoid a negative yield. Any such reimbursement is paid monthly to the Portfolio by NTI. During the fiscal year ended November 30, 2016, NTI did not voluntarily reimburse any expenses of the Portfolio.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolio. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets of the Portfolio.

As compensation for custody services, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolio has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. Custodian credits, if any, are shown as “Less custodian credits” in the Statement of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolio, received no compensation from the Portfolio under its distribution agreement. However, it received compensation from NTI for its services as distributor pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Government Assets Portfolio of the Trust and/or the Global Tactical Asset Allocation Fund of Northern Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. RELATED PARTY TRANSACTIONS

The Portfolio is permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale

PRIME OBLIGATIONS PORTFOLIO	14	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2016

of securities by the Portfolio from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended November 30, 2016, the Portfolio engaged in purchases and/or sales of securities from an affiliated entity:

Amounts in thousands	PURCHASES	SALES*
Prime Obligations	$1,372,220	$(506,825)

*	During the fiscal year ended November 30, 2016, the realized gain (loss) associated with these transactions is zero.

Northern Trust will return to the Portfolio the full amount of the return that Northern Trust receives on a Portfolio’s uninvested cash resulting from custody sweep, the return is based on the application of the Federal Reserve’s Interest Rate on Excess Reserves.

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended November 30, 2016, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Shares	$17,015,978	$1,024	$(18,916,372)	$(1,899,370)
Service Shares	187,961	8	(225,300)	(37,331)
GFS Shares	3,530,162	—	(3,891,869)	(361,707)

*	The share amounts of transactions from shares sold, reinvested and redeemed were approximately 17,015,758,000, 1,020,000 and (18,916,182,000) for Shares and 187,960,000, 8,000 and (225,297,000) for Service Shares, respectively. The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions for GFS Shares.

Transactions in capital shares for the fiscal year ended November 30, 2015, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Shares	$15,679,291	$90	$(15,719,018)	$(39,637)
Service Shares	149,620	2	(148,734)	888
GFS Shares	2,975,696	—	(2,895,405)	80,291

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

7. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of its business, the Portfolio may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Portfolio. The maximum exposure to the Portfolio under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

8. MONEY MARKET REFORM

On July 23, 2014, the SEC voted to amend the rules under the 1940 Act which governed the operations of the Portfolio. The new rules represent a substantial change for the industry, and they vary based on the type of fund and investor. The amendments had staggered compliance dates, with a majority of these amendments having an October 14, 2016 final compliance date. The rules provide a distinction between retail and institutional money market funds. To be considered a retail fund, the fund must maintain policies and procedures reasonably designed to limit all beneficial owners of the fund to “natural persons.” The new requirements include:

•

Government funds are required to invest at least 99.5 percent of their total assets (previously 80 percent) in cash, U.S. government securities issued or guaranteed by the U.S. government or its agencies and instrumentalities and/or repurchase agreements “collateralized fully” by cash or U.S. government securities.

•

Floating NAV — Only institutional prime and institutional municipal/tax-exempt funds are required to sell and redeem shares at a floating NAV. Funds subject to this requirement round daily NAVs to the fourth decimal point (e.g., $1.0000), rather than the prior practice whereby NAVs were fixed at $1.00 per share.

•

Liquidity fees and redemption gates — Under the new rules, all money market funds (except for government money market funds, for which liquidity fees and gates are optional) may impose fees or temporarily suspend redemptions if the fund’s level of weekly liquid assets falls below a certain threshold:

•

If a fund’s weekly liquid assets fall below 30 percent, the board would be allowed to impose a liquidity fee of up to 2 percent on all redemptions and/or suspend investor redemptions for up to 10 business days during any 90-day period.

•	If a fund’s weekly liquid assets fall below 10 percent, the board is required to impose a 1 percent liquidity fee unless the board determines to impose a different fee or no fee.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued	NOVEMBER 30, 2016

•	In addition, all money market funds are subject to new diversification and enhanced stress-testing requirements, along with enhanced disclosure and reporting requirements.

As of October 11, 2016, the Portfolio operates as an “institutional money market fund” under Rule 2a-7 of the 1940 Act. As an “institutional money market fund” under Rule 2a-7, the Portfolio is (1) required to sell and redeem its shares at its NAV rounded to the fourth decimal place (e.g., $1.0000) reflecting market-based values of the Portfolio’s holdings, and (2) effective October 14, 2016, the Board is permitted to impose a “liquidity fee” on redemptions from the Portfolio (up to 2 percent) or temporarily restrict redemptions from the Portfolio for up to 10 business days during a 90-day period.

For more information, please refer to the Portfolio’s prospectus.

9. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Portfolio through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

PRIME OBLIGATIONS PORTFOLIO	16	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Northern Institutional Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Prime Obligations Portfolio (one of the portfolios constituting the Northern Institutional Funds (the “Trust”)) as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian, counterparties, and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prime Obligations Portfolio (one of the portfolios constituting the Northern Institutional Funds) at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 20, 2017

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

TAX AND DISTRIBUTION INFORMATION	NOVEMBER 30, 2016 (UNAUDITED)

The American Jobs Creation Act (Sec. 871 (k)) allows a regulated investment company to designate Qualified Interest Income (QII) related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered U.S. persons. The Trust has designated 100.00% of the Portfolio’s income as QII for the fiscal year ended November 30, 2016.

The Portfolio designates the maximum amount required to distribute long-term capital gain under IRC 852(b)(2)(3).

CAPITAL GAIN DISTRIBUTION — The Portfolio made capital gain distributions in December 2016, and hereby designates these long-term capital gain distributions as follows:

Amount in thousands	AMOUNT
Prime Obligations	$37

PRIME OBLIGATIONS PORTFOLIO	18	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

FUND EXPENSES	NOVEMBER 30, 2016 (UNAUDITED)

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2016 through November 30, 2016.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/16 - 11/30/16” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

PRIME OBLIGATIONS

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/2016	ENDING ACCOUNT VALUE 11/30/2016	*EXPENSES PAID 6/1/2016 - 11/30/2016
Actual	0.15%	$1,000.00	$1,002.80	$0.75
Hypothetical**	0.15%	$1,000.00	$1,024.25	$0.76
SERVICE SHARES
Actual	0.15%	$1,000.00	$1,002.90	$0.75
Hypothetical**	0.15%	$1,000.00	$1,024.25	$0.76

*	Expenses are calculated using the Portfolio’s annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the six months ended November 30, 2016. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolio’s actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	19	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 51 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 7 portfolios. The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 73 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company).

Mark G. Doll Age: 67 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012.

• None

Sandra Polk Guthman Age: 72 Chair since 2015 Trustee since 1997

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016;

•  Trustee of Rush University Medical Center since 2007.

• None

Thomas A. Kloet Age: 58 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•  Chair of Boards of NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

Cynthia R. Plouché Age: 59 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company — 34 portfolios)

Casey J. Sylla Age: 73 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).

PRIME OBLIGATIONS PORTFOLIO	20	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2016 (UNAUDITED)

INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 59 Trustee since 2008

•   President, Northern Trust Asset Management since 2008;

•   Chairman and President of Northern Trust Investments, Inc. since March 2008;

•   President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•   Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•   Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•   Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•   Director, Miami Corporation since November 2015;

•   Trustee of Rush University Medical Center since November 2009.

• None

Mary Jacobs Skinner, Esq.(4) Age: 59 Trustee since 2000

•   Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015.

•   Harvard Advanced Leadership Fellow since 2016;

•   Director and Vice Chair of Public Policy Committee, Ann and Robert H. Lurie Children’s Hospital since 2016;

•   Director, Pathways Awareness Foundation since 2000;

•   Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	21	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

TRUSTEES AND OFFICERS continued

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 59 50 South LaSalle Street Chicago, IL 60603 President since 2000

•   Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive of Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Kevin P. O’Rourke Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 38 50 South Lasalle Street Chicago, Illinois 60603 Chief Compliance Officer since June 2016

•   Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 53 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•   Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc from 2009 to 2011.

Randal E. Rein Age: 46 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•   Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 49 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 48 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•   Senior Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

PRIME OBLIGATIONS PORTFOLIO	22	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

NOVEMBER 30, 2016 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 56 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•   Associate General Counsel and Senior Vice President of the Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•   Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Senior Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2011 to 2012; Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•   Senior Legal Counsel and Vice President of The Northern Trust Company since 2015; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	23	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

INVESTMENT CONSIDERATIONS

PRIME OBLIGATIONS PORTFOLIO1,2,3

1 Money Market Risk: You could lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide support to the Portfolio at any time.

2 Floating NAV Risk: is the risk that because the share price of the Portfolio will fluctuate, when a shareholder sells shares they may be worth more or less than what a shareholder originally paid for them.

3 Liquidity Fee and Redemption Gate Risk: is the risk that the Portfolio may impose a “liquidity fee” (up to 2 percent) or a “redemption gate” that temporarily restricts a shareholder’s ability to sell shares for up to 10 business days if the Portfolio’s liquidity falls below required minimums because of market conditions or other factors.

PRIME OBLIGATIONS PORTFOLIO	24	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

INDEX DEFINITIONS

PRIME OBLIGATIONS PORTFOLIO1

1 iMoneyNet Fund AverageTM — First Tier Institutional category includes only non-government institutional portfolios that also are not holding any second tier securities. Portfolio holdings of first tier portfolios include U.S. Treasury, U.S. other, repos, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes and asset-backed commercial paper. It is not possible to invest directly in an index.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	25	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

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PRIME OBLIGATIONS PORTFOLIO	26	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PRIME OBLIGATIONS PORTFOLIO

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NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	27	PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and the Portfolio’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ website at northerntrust.com/institutional or the SEC’s website at www.sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

PRIME OBLIGATIONS PORTFOLIO	28	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

LIQUID ASSETS PORTFOLIO

2	PORTFOLIO MANAGEMENT COMMENTARY

3	STATEMENT OF ASSETS AND LIABILITIES

4	STATEMENT OF OPERATIONS

5	STATEMENT OF CHANGES IN NET ASSETS

6	FINANCIAL HIGHLIGHTS

7	SCHEDULE OF INVESTMENTS

7	LIQUID ASSETS PORTFOLIO

9	NOTES TO THE FINANCIAL STATEMENTS

14	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

15	TAX INFORMATION

16	FUND EXPENSES

17	TRUSTEES AND OFFICERS

21	INVESTMENT CONSIDERATIONS

24	FOR MORE INFORMATION

This report has been prepared for the general information of Northern Institutional Funds Liquid Assets Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Liquid Assets Portfolio prospectus, which contains more complete information about Northern Institutional Funds Liquid Assets Portfolio’s investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, the Portfolio cannot guarantee it will do so. An investment in the Portfolio is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Northern Institutional Funds are distributed by Northern Funds Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, not affiliated with Northern Trust.

NOT FDIC INSURED

May lose value/No bank guarantee

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	1	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO	(UNAUDITED)

PORTFOLIO MANAGEMENT COMMENTARY

Following the U.S. Federal Reserve’s last short-term rate increase in December 2015, market participants correctly anticipated the U.S. Federal Reserve’s rate hike at the December 2016 meeting. Throughout the 12-month period ended November 30, 2016, the year was eventful for the markets. After Donald Trump was elected president and Republicans maintained control of Congress, fixed-income securities sold off and interest rates rose across the yield curve, as the markets expected that higher growth rates would stimulate increases in inflation. In addition, back in June 2016, the “Brexit” vote shocked markets as the “Leave camp” pulled out a narrow victory. Due to uncertainty regarding the future of the U.K. and of the European Union, U.S. Treasuries rallied as investors sought a safe haven. In addition, many investors seeking higher yields flocked to U.S. Treasuries in light of the negative yields that many parts of Europe and Japan were offering.

Generally in the industry, prime and municipal money market fund assets shrank dramatically during the 12-month period ended November 30, 2016, in response to the October 14, 2016 deadline for implementing money market fund reform. Outflows surged during the third quarter and right up to the October 14, 2016 deadline. Across the money market fund industry, prime and municipal money market funds experienced withdrawals of over $1 trillion, with nearly all of the assets transferred into government money market funds. As a result, both one- and three-month LIBOR rates rose as credit spreads widened due to decreased demand for short-term credit instruments. Eventually, credit spreads compressed, however, as LIBOR remained elevated due in part to anticipation of the December 2016 U.S. Federal Reserve interest rate hike.

For its most recent fiscal year ended November 30, 2016, the Liquid Asset Portfolio posted a 0.46% return compared with the 0.27% return of its benchmark, iMoneyNet™ Fund Average — First Tier Institutional. As of November 30, 2016 the Portfolio’s 7-day current yield was 0.38%. We have maintained a neutral to long duration for the Portfolio relative to its benchmark. Liquidity and principal preservation remain our primary objectives.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2016. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance reflects contractual fee waivers and voluntary expense reimbursements in effect. In their absence, performance may be reduced. Performance data current to the most recent month-end is available at northerntrust.com/liquidassets.

Investment in the Portfolio is not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

MATURITY ANALYSIS

At November 30, 2016, the maturity analysis for the Liquid Assets Portfolio as a percentage of investments was:

MATURITY	%
OVERNIGHT (1 BUSINESS DAY)	46.5%
2 - 15 DAYS	18.1
16 - 30 DAYS	12.6
61 - 97 DAYS	5.5
98 - 180 DAYS	5.0
181 - 270 DAYS	7.3
271 - 366 DAYS	5.0

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	2	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES	NOVEMBER 30, 2016

Amounts in thousands, except per share data	LIQUID ASSETS PORTFOLIO
ASSETS:
Investments, at amortized cost, which approximates fair value	$1,653,820
Repurchase agreements, at cost, which approximates fair value	1,358,117
Cash	64
Interest income receivable	901
Receivable for fund shares sold	16,166
Receivable from affiliates for expense reimbursements	266
Prepaid and other assets	27
Total Assets	3,029,361
LIABILITLIES:
Payable for securities purchased	16,230
Distributions payable to shareholders	848
Payable to affiliates:
Management fees	212
Custody fees	26
Transfer agent fees	32
Trustee fees	14
Accrued other liabilities	29
Total Liabilities	17,391
Net Assets	$3,011,970
ANALYSIS OF NET ASSETS:
Capital stock	$3,011,473
Accumulated undistributed net investment income	497
Net Assets	$3,011,970
Total Shares Outstanding (no par value, unlimited shares authorized)	3,011,472
Net Asset Value, Redemption and Offering Price Per Share	$1.00

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	3	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

STATEMENT OF OPERATIONS	FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2016

Amounts in thousands	LIQUID ASSETS PORTFOLIO
INVESTMENT INCOME:
Interest income	$22,990
Income from affiliates (Note 5)	18
Total Investment Income	23,008
EXPENSES:
Management fees	4,625
Custody fees	524
Transfer agent fees	694
Printing fees	25
Professional fees	125
Trustee fees	88
Other	83
Total Expenses	6,164
Less expenses contractually reimbursed by investment adviser	(4,628)
Less custodian credits	(19)
Net Expenses	1,517
Net Investment Income	21,491
NET REALIZED GAINS:
Net realized gains on:
Investments	496
Net Gains	496
Net Increase in Net Assets Resulting from Operations	$21,987

See Notes to the Financial Statements.

LIQUID ASSETS PORTFOLIO	4	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

LIQUID ASSETS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

	LIQUID ASSETS PORTFOLIO
Amounts in thousands	2016	2015
OPERATIONS:
Net investment income	$21,491	$8,000
Net realized gains	496	90
Net increase from payment by affiliate (Note 5)	–	565
Net Increase in Net Assets Resulting from Operations	21,987	8,655
CAPITAL SHARE TRANSACTIONS:(1)
Net increase (decrease) in net assets resulting from capital share transactions	(2,862,148)	4,003,745
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(2,862,148)	4,003,745
DISTRIBUTIONS PAID:
From net investment income	(21,505)	(8,000)
From net realized gains	(1)	–
Total Distributions Paid	(21,506)	(8,000)
Total Increase (Decrease) in Net Assets	(2,861,667)	4,004,400
NET ASSETS:
Beginning of year	5,873,637	1,869,237
End of year	$3,011,970	$5,873,637
Accumulated Undistributed Net Investment Income	$497	$14

(1)	The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	5	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

FINANCIAL HIGHLIGHTS	FOR THE FISCAL YEARS ENDED NOVEMBER 30,

LIQUID ASSETS PORTFOLIO
Selected per share data	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(1)	–	–	–	–	–
Net realized gains (losses)(1)	–	–	–	–	–
Net increase from payment by affiliate (Note 5)	–	– (2)	–	–	–
Total from Investment Operations	–	–	–	–	–
LESS DISTRIBUTIONS PAID:
From net investment income(1)	–	–	–	–	–
From net realized gains	– (3)	–	–	–	–
Total Distributions Paid	–	–	–	–	–
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(4)	0.46%	0.19%	0.08%	0.11%	0.12%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year	$3,011,970	$5,873,637	$1,869,237	$1,689,402	$1,279,777
Ratio to average net assets of:
Expenses, net of waivers, reimbursements and credits	0.03%	0.03%	0.09%	0.10%	0.10%
Expenses, before waivers, reimbursements and credits	0.13%	0.13%	0.27%	0.37%	0.37%
Net investment income, net of waivers, reimbursements and credits	0.46%	0.20%	0.08%	0.10%	0.12%
Net investment income (loss), before waivers, reimbursements and credits	0.36%	0.10%	(0.10)%	(0.17)%	(0.15)%

(1)	Per share amounts from net investment income, net realized gains (losses) and distributions from net investment income were less than $0.01 per share.
(2)	Per share amount from net increase from payment by affiliate was less than $0.01 per share.
(3)	Per share amount from distributions paid from net realized gains were less than $0.01 per share.
(4)	Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

LIQUID ASSETS PORTFOLIO	6	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS	NOVEMBER 30, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT AGENCIES – 21.4% (1)

Federal Farm Credit Bank – 3.0%

FFCB Notes, 0.53%, 12/2/16 (2)	$10,000	$10,000
0.55%, 12/13/16 (2)	5,000	4,999
0.56%, 12/19/16 (3)	9,000	9,000
0.60%, 12/22/16 (2)	52,000	51,977
0.63%, 12/29/16 (2)	5,000	5,000
0.62%, 12/30/16 (2)	11,000	11,000
		91,976

Federal Home Loan Bank – 16.4%

FHLB Discount Notes, 0.28%, 12/1/16 (4)	100,000	100,000
0.60%, 12/14/16 (4)	59,000	58,987
0.53%, 2/10/17 (4)	40,400	40,358
0.53%, 2/15/17 (4)	25,000	24,972
0.55%, 3/24/17 (4)	30,000	29,948
0.66%, 5/23/17 (4)	25,000	24,922

FHLB Notes, 0.68%, 12/1/16 (3)	50,000	50,000
0.60%, 12/7/16 (2)	10,000	9,999
0.83%, 12/11/16 (2)	10,000	10,000
0.64%, 12/17/16 (2)	10,000	10,000
0.58%, 12/27/16 (2)	50,000	50,000
0.68%, 12/27/16 (2)	10,000	10,000
0.82%, 2/8/17 (3)	15,000	15,000
0.75%, 2/13/17 (3)	20,000	20,000
0.81%, 2/27/17 (3)	40,000	40,000
		494,186

Federal Home Loan Mortgage Corporation – 1.8%

FHLMC Discount Note, 0.53%, 2/15/17 (4)	25,000	24,972

FHLMC Note, 0.64%, 12/27/16 (2)	30,000	29,998
		54,970

Federal National Mortgage Association – 0.2%

FNMA Note, 0.54%, 12/5/16 (2)	5,000	4,999
Total U.S. Government Agencies
(Cost $646,131)		646,131

U.S. GOVERNMENT OBLIGATIONS – 33.5%

U.S. Treasury Bills – 20.1%
0.30%, 12/15/16 (4)	250,000	249,971

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
U.S. GOVERNMENT OBLIGATIONS — 33.5% – continued

U.S. Treasury Bills – 20.1% – continued
0.29%, 12/22/16 (4)	$200,000	$199,963
0.50%, 3/23/17 (4)	50,000	49,923
0.61%, 4/27/17 (4)	25,000	24,938
0.59%, 8/17/17 (4)	25,000	24,895
0.69%, 10/12/17 (4)	15,000	14,910
0.68%, 11/9/17 (4)	20,000	19,872
0.72%, 11/9/17 (4)	20,000	19,866
		604,338

U.S. Treasury Floating Rate Notes – 3.1%
0.66%, 12/6/16 (2)	22,000	21,995
0.68%, 12/6/16 (2)	31,000	31,030
0.76%, 12/6/16 (2)	40,000	40,022
		93,047

U.S. Treasury Notes – 10.3%
0.50%, 4/30/17	20,000	19,995
0.75%, 6/30/17	95,000	95,068
0.88%, 8/15/17	100,000	100,183
0.63%, 8/31/17	20,000	19,997
0.88%, 10/15/17	45,000	45,052
0.75%, 10/31/17	10,000	10,005
0.88%, 11/15/17	20,000	20,004
		310,304
Total U.S. Government Obligations
(Cost $1,007,689)		1,007,689

Investments, at Amortized Cost
($1,653,820)		1,653,820

REPURCHASE AGREEMENTS – 45.1%

Joint Repurchase Agreements – 1.7% (5)(6)

Bank of America Securities LLC, dated 11/30/16, repurchase price $24,783 0.27%, 12/7/16	24,781	24,781

Societe Generale, New York Branch, dated 11/30/16, repurchase price $24,783 0.26%, 12/7/16	24,782	24,782
		49,563

Repurchase Agreements – 43.4% (7)

Bank of America N.A., dated 11/30/16, repurchase price $255,002 0.28%, 12/1/16	255,000	255,000

See Notes to the Financial Statements.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	7	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS continued	NOVEMBER 30, 2016

	PRINCIPAL AMOUNT (000s)	VALUE (000s)
REPURCHASE AGREEMENTS – 45.1% – continued

Repurchase Agreements – 43.4% (7) – continued

BNP Paribas S.A., dated 11/3/16, repurchase price $60,019 0.34%, 12/6/16	$60,000	$60,000

BNP Paribas S.A., dated 11/30/16, repurchase price $125,001 0.27%, 12/1/16	125,000	125,000

Citigroup Global Markets, Inc., dated 11/30/16, repurchase price $138,555 0.26%, 12/1/16	138,554	138,554

HSBC Securities (USA), Inc., dated 11/30/16, repurchase price $310,002 0.27%, 12/1/16	310,000	310,000

JPMorgan Securities LLC, dated 11/30/16, repurchase price $310,002 0.28%, 12/1/16	310,000	310,000

Societe Generale, New York Branch, dated 11/29/16, repurchase price $110,006 0.29%, 12/6/16	110,000	110,000
		1,308,554
Total Repurchase Agreements
(Cost $1,358,117)		1,358,117

Total Investments – 100.0%
(Cost $3,011,937)(8)		3,011,937

Other Assets less Liabilities – 0.0%		33
NET ASSETS – 100.0%		$3,011,970

(1)	The obligations of certain U.S. government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)	Variable rate security. Rate as of November 30, 2016 is disclosed. Maturity date represents the next interest reset date. The security’s legal final maturity date is longer than the reset date. Securities with longer maturity dates have a greater sensitivity to changes in liquidity and/or credit risk.
(3)	Variable rate security. Rate as of November 30, 2016 is disclosed.
(4)	Discount rate at the time of purchase.
(5)	Interest rates are reset daily and interest is payable monthly.
(6)	The nature and terms of the collateral received for the joint repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
U.S. Treasury Notes	$50,581	0.13%	4/15/17 – 4/15/19

(7)	The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME	FAIR VALUE (000s)	COUPON RATES	MATURITY DATES
FHLMC	$302,978	3.50% – 4.50%	4/1/26 – 12/1/46
FNMA	$711,578	2.00% – 7.50%	6/1/18 – 12/1/46
U.S. Treasury Bonds	$143,174	8.13%	8/15/19 – 11/15/45
U.S. Treasury Notes	$188,237	0.13% – 2.38%	3/15/18 – 8/15/25
Total	$1,345,967

(8)	The cost for federal income tax purposes was approximately $3,011,937,000

Percentages shown are based on Net Assets.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in three levels listed below:

Level 1 – Unadjusted quoted market prices in active markets for identical securities on the measurement date.

Level 2 – Other observable inputs (e.g., quoted prices in active markets for similar securities, securities valuations based on commonly quoted benchmark interest rates and yield curves, maturities, ratings and/or securities indices).

Level 3 – Significant unobservable inputs (e.g., information about assumptions, including risk, market participants would use in pricing a security).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and other financial instruments, if any. The following table summarizes the valuation of the Portfolio’s investments, which are carried at amortized cost, or at cost for repurchase agreements, which approximates fair value, by the above fair value hierarchy as of November 30, 2016:

	LEVEL 1 (000s)	LEVEL 2 (000s)	LEVEL 3 (000s)	TOTAL (000s)
Investments held by Liquid Assets Portfolio (1)	$–	$3,011,937	$–	$3,011,937

(1)	Classifications as defined in the Schedule of Investments.

The Portfolio discloses all transfers between levels based on valuations at the end of each reporting period. At November 30, 2016, there were no transfers between Level 1, Level 2 or Level 3 classification based on levels assigned to the securities on November 30, 2015.

EXPLANATION OF ABBREVIATIONS AND ACRONYMS USED

THROUGHOUT THE SCHEDULE OF INVESTMENTS:

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

See Notes to the Financial Statements.

LIQUID ASSETS PORTFOLIO	8	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS	NOVEMBER 30, 2016

1. ORGANIZATION

Northern Institutional Funds (the “Trust”) is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust includes 7 portfolios as of November 30, 2016, each with its own investment objective (e.g., income consistent with preservation of capital).

Northern Trust Investments, Inc. (“NTI”), a subsidiary of The Northern Trust Company (“Northern Trust”), serves as the investment adviser and administrator for the Liquid Assets Portfolio (the “Portfolio”). See Note 8 for a discussion of how the Portfolio operates following recent amendments to Securities and Exchange Commission (“SEC”) rules governing money market portfolios. Northern Trust serves as the sub-administrator, custodian and transfer agent for the Trust. Northern Funds Distributors, LLC is the Trust’s distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The Trust, which is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES The investments held by the Portfolio are valued at amortized cost, which NTI, as authorized by the Board of Trustees of the Trust (the “Board”), has determined approximates fair value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to effective maturity.

If NTI has determined that amortized cost does not approximate fair value, such securities are fair valued in accordance with policies and procedures established by, and subject to oversight of, the Board. NTI has established a pricing and valuation committee (the “Asset Management PVC”) whose membership includes representatives of NTI. The Asset Management PVC is responsible for the fair valuation of portfolio securities and the monitoring of the fair valuation process, subject to the Board’s oversight.

The Asset Management PVC is responsible for making the determination of the fair value of a security. In making its determination, the Asset Management PVC considers factors that it deems appropriate to the determination of the fair value of the security. Such factors include, but are not limited to: the type of security; the current financial position of the issuer; the cost of the investment; information as to any transaction or offers with respect to a security; market value of a similar freely-traded security; and news events. NTI will continue to monitor markets and the issuer’s circumstances that affect a security’s valuation to determine the continued appropriateness of a security’s fair valuation. The Asset Management PVC will review if the markets and issuer’s circumstances relevant to the valuation of a fair valued security change materially.

For each Level 3 security, if any, that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The results of such back testing of fair valued securities are reported quarterly to the Valuation Committee of the Board.

B) REPURCHASE AGREEMENTS The Portfolio may enter into repurchase agreements under the terms of a master repurchase agreement by which it purchases securities for cash from a seller and agrees to resell those securities to the same seller at a specific price within a specified time or with an indefinite life and a liquidity feature which allows the Portfolio to resell the security quarterly. The interest rate on such repurchase agreements resets daily. During the term of a repurchase agreement, the fair value of the underlying collateral, including accrued interest, is required to equal or exceed the fair value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust (and is not reflected in the assets of the Portfolio) as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago. The Portfolio is subject to credit risk on repurchase agreements to the extent that the counterparty fails to perform under the agreement and the value of the collateral received falls below the agreed repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited. The Portfolio has entered into such repurchase agreements at November 30, 2016, as reflected in its accompanying Schedule of Investments.

Pursuant to exemptive relief granted by the SEC, the Portfolio and certain other money market portfolios advised by NTI and Northern Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement. NTI administers and manages these joint repurchase agreements in accordance with and as part of its duties under its

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	9	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued

management agreement with the Portfolio and does not collect any additional fees from the Portfolio for such services. The Portfolio has entered into such joint repurchase agreements at November 30, 2016, as reflected in its accompanying Schedule of Investments.

The Portfolio may enter into transactions subject to enforceable netting arrangements (“netting arrangements”) under a repurchase agreement. Generally, netting arrangements allow the Portfolio to offset any exposure to a specific counterparty with any collateral received from or delivered to that counterparty. In addition, a repurchase agreement provides the right for the non-defaulting party to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral. Generally, the Portfolio manages its cash collateral and securities collateral on a counterparty basis. As of November 30, 2016, the Portfolio was not invested in any portfolio securities other than the repurchase agreements described below, with gross exposures on the Statement of Assets and Liabilities, that could be netted subject to netting arrangements.

The following table presents the repurchase agreements, which are subject to netting arrangements, as well as the collateral delivered related to those repurchase agreements.

Amounts in thousands			GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	COUNTERPARTY	GROSS AMOUNTS OF ASSETS PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS	NET AMOUNT*
Liquid Assets	Bank of America	$279,781	$(279,781)	$—
	BNP Paribas	185,000	(185,000)	—
	Citigroup	138,554	(138,554)	—
	HSBC Securities	310,000	(310,000)	—
	JPMorgan	310,000	(310,000)	—
	Societe Generale	134,782	(134,782)	—
	Total	$1,358,117	$(1,358,117)	$—

*	Collateral received is reflected up to the fair value of the repurchase agreement. Refer to the Schedule of Investments.

C) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts.

D) EXPENSES The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Expenses incurred which do not specifically relate to the Portfolio are allocated among all the portfolios in the Trust in proportion to each portfolio’s relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS Distribution of dividends from net investment income are declared daily and paid monthly. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

The timing and character of distributions determined in accordance with federal income tax regulations may differ from financial statement amounts determined in accordance with U.S. GAAP due to differences in the treatment and recognition of investment income and realized gains and losses. These differences are primarily related to the capital loss carryforwards. Inherent differences in the recognition of income and capital gains for federal income tax purposes, which are permanent, may result in periodic reclassifications in the Portfolio’s capital accounts. These reclassifications may relate to net operating losses and distribution reclassifications. These reclassifications have no impact on the net assets or the net asset value (“NAV”) per share of the Portfolio.

At November 30, 2016, the following reclassifications were recorded.

Amounts in thousands	UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES)
Liquid Assets	$497		$(497)

F) FEDERAL INCOME TAXES No provision for federal income taxes has been made since the Portfolio’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and tax-exempt income to its shareholders.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) allows capital losses to be carried forward for an unlimited period and to retain their character as either short-term or long-term. The Portfolio’s ability to utilize capital loss

LIQUID ASSETS PORTFOLIO	10	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

LIQUID ASSETS PORTFOLIO

NOVEMBER 30, 2016

carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

There were no unused capital loss carryforwards in the Portfolio as of November 30, 2016.

At November 30, 2016, the tax component of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, was as follows:

Amounts in thousands	UNDISTRIBUTED ORDINARY INCOME (LOSS)*
Liquid Assets	$1,360

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2016, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME (LOSS)*	LONG-TERM CAPITAL GAINS (LOSSES)
Liquid Assets	$21,838	$1

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2015, was as follows:

	DISTRIBUTIONS FROM
Amounts in thousands	ORDINARY INCOME (LOSS)*	LONG-TERM CAPITAL GAINS (LOSSES)
Liquid Assets	$7,062	$—

*	Ordinary income includes taxable market discount income and short-term capital gains, if any.

As of November 30, 2016, the Portfolio had no uncertain tax positions that would require financial statement recognition or disclosure. The Portfolio’s federal tax returns for the fiscal years ended November 30, 2013 through November 30, 2016 remain subject to examination by the Internal Revenue Service. Any interest or penalties incurred, if any, on future unknown, uncertain tax positions taken by the Portfolio will be recorded as interest expense and other expenses, respectively, on the Statement of Operations.

3. BANK BORROWINGS

The Trust and the Northern Funds jointly entered into a $250,000,000 senior unsecured revolving credit facility on November 23, 2015, which was administered by Citibank, N.A., for liquidity and other purposes (the “Credit Facility”). The interest rate charged under the Credit Facility was equal to the sum of (i) the Federal Funds Rate plus (ii) if the one month London Interbank Offered Rate (“LIBOR”) on the date of borrowing exceeded such Federal Funds Rate, the amount by which it so exceeded, plus (iii) 1.00 percent. In addition, there was an annual commitment fee of 0.10 percent on the unused portion of the credit line under the Credit Facility, payable quarterly in arrears, which is included in Other expenses on the Statement of Operations. The Credit Facility expired on November 21, 2016.

At a meeting held on November 16-17, 2016, the Board approved an agreement to replace the Credit Facility (as replaced, the “New Credit Facility”). The New Credit Facility is in the amount of $250,000,000 and is also administered by Citibank, N.A. The interest rate charged under the New Credit Facility is the same as it was for the Credit Facility. In addition, there is an annual commitment fee of 0.15 percent on the unused portion of the credit line under the New Credit Facility, payable quarterly in arrears. The New Credit Facility went into effect on November 21, 2016 and will expire on November 20, 2017, unless renewed.

The Portfolio did not have any borrowings or incur any interest expense for the fiscal year ended November 30, 2016.

4. MANAGEMENT AND OTHER AGREEMENTS

As compensation for advisory and administration services and the assumption of related expenses, NTI is entitled to a management fee, computed daily and payable monthly, at the annual rate of 0.10 percent of the Portfolio’s average daily net assets.

NTI has contractually agreed to reimburse a portion of the operating expenses of the Portfolio (other than certain excepted expenses, i.e., acquired fund fees and expenses, the compensation paid to each independent Trustee of the Trust, expenses of third-party consultants engaged by the Board, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) as shown on the accompanying Statement of Operations, to adhere to the expense limitation of 0.03 percent of the Portfolio’s average daily net assets. The contractual expense reimbursement arrangement is expected to continue until at least September 1, 2017. The contractual expense reimbursement arrangement will continue automatically for periods of one-year (each such one-year period, a “Renewal Year”). The arrangement may be terminated, as to any succeeding Renewal Year, by NTI or the Portfolio upon 60 days’ written notice prior to the end of the current Renewal Year. The Board may terminate the contractual arrangement at any time with respect to the Portfolio if it determines that it is in the best interest of the Portfolio and its shareholders.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	11	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS continued

The expenses reimbursed during the fiscal year ended November 30, 2016, under the contractual expense reimbursement arrangement previously described are shown as “Less expenses contractually reimbursed by investment adviser” in the Statement of Operations. The contractual expense reimbursement receivable at November 30, 2016 is shown as “Receivable from affiliates for expense reimbursements” in the Statement of Assets and Liabilities. Any such reimbursement is paid monthly to the Portfolio by NTI.

NTI has entered into a sub-administration agreement with Northern Trust, pursuant to which Northern Trust performs certain administrative services for the Portfolio. NTI pays Northern Trust for its sub-administration services out of NTI’s management fees.

As compensation for services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.015 percent of the average daily net assets of the Portfolio.

As compensation for custody services, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolio has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. Custodian credits, if any, are shown as “Less custodian credits” in the Statement of Operations.

Northern Funds Distributors, LLC, the placement agent for the Portfolio, received no compensation from the Portfolio under the placement agency agreement. However, it received compensation from NTI for its services as placement agent pursuant to a separate letter agreement between it and NTI.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio. The Trust provided a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Prior to August 22, 2013, under the deferred compensation plan, Trustees may have elected to defer all or a portion of their compensation. Effective August 22, 2013, the Trustees may no longer defer their compensation. Any amounts deferred and invested under the plan shall remain invested pursuant to the terms of the plan. Each Trustee’s account shall be deemed to be invested in shares of the Government Assets Portfolio of the Trust and/or the Global Tactical Asset Allocation Fund of Northern Funds and/or at the discretion of the Trust, another money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the 1940 Act or one or more short-term fixed-income instruments selected by the Trust that are “eligible securities” as defined by that rule. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee’s account as provided in the plan.

5. RELATED PARTY TRANSACTIONS

The Portfolio is permitted to purchase and sell securities from or to certain affiliated funds or portfolios under specified conditions outlined in Rule 17a-7 Procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price as defined in the Rule 17a-7 Procedures. For the fiscal year ended November 30, 2016, the Portfolio engaged in purchases and/or sales of securities from an affiliated entity:

Amounts in thousands	PURCHASES	SALES*
Liquid Assets	$451,375	$(292,360)

*	During the fiscal year ended November 30, 2016, the realized gain (loss) associated with these transactions is zero.

On June 26, 2015, Northern Trust Corporation, the parent company of NTI, voluntarily made a cash contribution of approximately $565,000 to the Liquid Assets Portfolio to offset legacy net capital losses realized by the Liquid Assets Portfolio in certain securities. The contribution is shown on the Liquid Assets Portfolio’s Statement of Changes in Net Assets and Financial Highlights as “Net increase from payment by affiliate”.

Northern Trust will return to the Portfolio the full amount of the return that Northern Trust receives on a Portfolio’s uninvested cash resulting from custody sweep, the return is based on the application of the Federal Reserve’s Interest Rate on Excess Reserves.

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended November 30, 2016, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Liquid Assets	$39,100,793	$—	$(41,962,941)	$(2,862,148)

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

LIQUID ASSETS PORTFOLIO	12	NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

LIQUID ASSETS PORTFOLIO

NOVEMBER 30, 2016

Transactions in capital shares for the fiscal year ended November 30, 2015, were as follows:

Amounts in thousands*	PROCEEDS FROM SHARES SOLD	REINVESTMENT OF DIVIDENDS	PAYMENTS FOR SHARES REDEEMED	NET INCREASE (DECREASE) IN NET ASSETS
Liquid Assets	$36,739,831	$—	$(32,736,086)	$4,003,745

*	The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

7. INDEMNIFICATIONS AND WARRANTIES

In the ordinary course of its business, the Portfolio may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Portfolio. The maximum exposure to the Portfolio under these provisions is unknown, as this would involve future claims that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

8. MONEY MARKET REFORM

On July 23, 2014, the SEC voted to amend the rules under the 1940 Act which governed the operations of the Portfolio. The new rules represent a substantial change for the industry, and they vary based on the type of fund and investor. The amendments had staggered compliance dates, with a majority of these amendments having an October 14, 2016 final compliance date. The rules provide a distinction between retail and institutional money market funds. To be considered a retail fund, the fund must maintain policies and procedures reasonably designed to limit all beneficial owners of the fund to “natural persons.” The new requirements include:

•

Government funds are required to invest at least 99.5 percent of their total assets (previously 80 percent) in cash, U.S. government securities issued or guaranteed by the U.S. government or its agencies and instrumentalities and/or repurchase agreements “collateralized fully” by cash or U.S. government securities.

•

Floating NAV — Only institutional prime and institutional municipal/tax-exempt funds are required to sell and redeem shares at a floating NAV. Funds subject to this requirement round daily NAVs to the fourth decimal point (e.g., $1.0000), rather than the prior practice whereby NAVs were fixed at $1.00 per share.

•

Liquidity fees and redemption gates — Under the new rules, all money market funds (except for government money market funds, for which liquidity fees and gates are optional) may impose fees or temporarily suspend redemptions if the fund’s level of weekly liquid assets falls below a certain threshold:

•

If a fund’s weekly liquid assets fall below 30 percent, the board would be allowed to impose a liquidity fee of up to 2 percent on all redemptions and/or suspend investor redemptions for up to 10 business days during any 90-day period.

•	If a fund’s weekly liquid assets fall below 10 percent, the board is required to impose a 1 percent liquidity fee unless the board determines to impose a different fee or no fee.

•	In addition, all money market funds are subject to new diversification and enhanced stress-testing requirements, along with enhanced disclosure and reporting requirements.

Effective September 1, 2016, the Portfolio converted to a “government money market fund” as defined under Rule 2a-7 of the 1940 Act and accounts for its investments at amortized cost which approximates fair value.

For more information, please refer to the Portfolio’s prospectus.

9. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Portfolio through the date the financial statements were issued, and has concluded that there are no recognized or non-recognized subsequent events relevant for financial statement disclosure.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	13	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Northern Institutional Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Liquid Assets Portfolio (one of the portfolios constituting the Northern Institutional Funds (the “Trust”)) as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian, counterparties, and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liquid Assets Portfolio (one of the portfolios constituting the Northern Institutional Funds) at November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 20, 2017

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	14	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TAX INFORMATION	NOVEMBER 30, 2016 (UNAUDITED)

The American Jobs Creation Act (Sec. 871 (k)) allows a regulated investment company to designate Qualified Interest Income (QII) related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered U.S. persons. The Trust has designated 100.00% of the Portfolio’s income as QII for the fiscal year ended November 30, 2016.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	15	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

FUND EXPENSES	NOVEMBER 30, 2016 (UNAUDITED)

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2016 through November 30, 2016.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid 6/1/16 - 11/30/16” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

LIQUID ASSETS

SHARES	EXPENSE RATIO	BEGINNING ACCOUNT VALUE 6/1/2016	ENDING ACCOUNT VALUE 11/30/2016	*EXPENSES PAID 6/1/2016 - 11/30/2016
Actual	0.03%	$1,000.00	$1,002.20	$0.15
Hypothetical**	0.03%	$1,000.00	$1,024.85	$0.15

*	Expenses are calculated using the Portfolio’s annualized expense ratio, which represents ongoing expenses as a percentage of net assets for the six months ended November 30, 2016. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the Financial Highlights.

**	Hypothetical expenses are based on the Portfolio’s actual annualized expense ratio and an assumed rate of return of 5 percent per year before expenses.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	16	LIQUID ASSETS PORTFOLIO

LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS	NOVEMBER 30, 2016 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 51 portfolios in the Northern Funds Complex — Northern Funds offers 44 portfolios and Northern Institutional Funds offers 7 portfolios. The Northern Institutional Funds’ Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

William L. Bax Age: 73 Trustee since 2005	• Managing Partner of PricewaterhouseCoopers, Chicago (an accounting firm) from 1997 to 2003; • Director of Ann & Robert H. Lurie Children’s Hospital since 1998.	• Arthur J. Gallagher & Co. (an insurance brokerage company).

Mark G. Doll Age: 67 Trustee since 2013

•  Executive Vice President and Chief Investment Officer, Northwestern Mutual Life Insurance Company from 2008 to 2012;

•  Senior Vice President — Public Markets, Northwestern Mutual Life Insurance Company from 2002 to 2008;

•  President, Northwestern Mutual Series Fund, Mason Street Advisors and Mason Street Funds from 2002 to 2008;

•  Chairman, Archdiocese of Milwaukee Finance Council from 2005 to 2015;

•  Member of Investment Committee of Milwaukee Art Museum from 1995 to 2012;

•  Member of Investment Committee of Greater Milwaukee Foundation from 2003 to 2015;

•  Member of Investment Committee of Milwaukee Symphony Orchestra from 2006 to 2012.

• None

Sandra Polk Guthman Age: 72 Chair since 2015 Trustee since 1997

•  Chair since 1988 and CEO from 1993 to 2012 of Polk Bros. Foundation (an Illinois not-for-profit corporation);

•  Director of National Public Finance Guarantee Corporation (f/k/a MBIA Insurance Corp. of Illinois) (a municipal bond insurance company) from 1994 to 2014;

•  Trustee of Wellesley College from 2010 to 2016;

•  Trustee of Rush University Medical Center since 2007.

• None

Thomas A. Kloet Age: 58 Trustee since 2015

•  Executive Director and Chief Executive Officer, TMX Group, Ltd (financial services company and operator of stock, derivatives exchanges, their clearing operations and securities depository) from 2008 to 2014;

•  Chair of Boards of NASDAQ Stock Market LLC, NASDAQ PHLX LLC and NASDAQ BX, Inc. since 2016.

• Nasdaq, Inc.

Cynthia R. Plouché Age: 59 Trustee since 2014

•  Senior Portfolio Manager and member of Investment Policy Committee, Williams Capital Management, LLC from 2006 to 2012;

•  Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc. from June 2003 to 2006;

•  Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients;

•  Assessor, Moraine Township, Illinois since January 2014.

• AXA Premier VIP Trust (Registered investment company — 34 portfolios)

Casey J. Sylla Age: 73 Trustee since 2008	• Board member, University of Wisconsin — Eau Claire Foundation from 2006 to 2015; • Advisor, G.D. Searle Family Trusts from 2010 to 2012 and Independent Trustee since 2012.	• GATX Corporation (transportation services).

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	17	LIQUID ASSETS PORTFOLIO

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TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2016 (UNAUDITED)

INTERESTED TRUSTEES
NAME, ADDRESS(1), AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE(3)

Stephen N. Potter(4) Age: 59 Trustee since 2008

•  President, Northern Trust Asset Management since 2008;

•  Chairman and President of Northern Trust Investments, Inc. since March 2008;

•  President of Northern Trust Global Investments, Ltd. from March 2008 to February 2009;

•  Director of The Northern Trust Company of Connecticut from July 2009 to December 2013;

•  Director of Northern Trust Global Investments, Ltd. from February 2000 to February 2009;

•  Director of Northern Trust Global Advisors, Inc. from May 2008 to January 2012;

•  Director, Miami Corporation since November 2015;

•  Trustee of Rush University Medical Center since November 2009.

• None

Mary Jacobs Skinner, Esq.(4) Age: 59 Trustee since 2000

•  Retired as partner in the law firm of Sidley Austin LLP on November 30, 2015.

•  Harvard Advanced Leadership Fellow since 2016;

•  Director and Vice Chair of Public Policy Committee, Ann and Robert H. Lurie Children’s Hospital since 2016;

•  Director, Pathways Awareness Foundation since 2000;

•  Director, Chicago Area Foundation for Legal Services from 1995 to 2013.

• None

(1)	Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

(2)	Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust; or (iii) in accordance with the current resolutions of the Board of Trustees (which may be changed without shareholder vote) on the earlier of the completion of 15 years of service on the Board and the last day of the calendar year in which he or she attains the age of seventy-five years.

(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

(4)	An “interested person,” as defined by the 1940 Act. Mr. Potter is deemed to be an “interested” Trustee because he is an officer, director, employee, and a shareholder of Northern Trust Corporation and/or its affiliates. Ms. Skinner is deemed to be an “interested” Trustee because her former law firm provided legal services to Northern Trust Corporation and/or its affiliates.

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TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2016 (UNAUDITED)

OFFICERS OF THE TRUST(1)
NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Lloyd A. Wennlund Age: 59 50 South LaSalle Street Chicago, IL 60603 President since 2000

•  Executive Vice President since 2003 and Director since 2001 of Northern Trust Investments, Inc.; Executive Vice President and other positions at The Northern Trust Company and Managing Executive of Mutual Funds for Northern Trust Asset Management since 1994; Head of Defined Contribution Business at The Northern Trust Company since 2011; Director, Northern Trust Global Advisors, Inc. from 2006 to 2012; Director, The Northern Trust Company of Connecticut from 2012 to 2013.

Kevin P. O’Rourke Age: 45 50 South LaSalle Street Chicago, Illinois 60603 Vice President since 2015	• Senior Vice President of Northern Trust Investments, Inc. since 2014; Vice President of Northern Trust Investments, Inc. from 2009 to 2014.

Benjamin D. Wiesenfeld Age: 38 50 South Lasalle Street Chicago, Illinois 60603 Chief Compliance Officer since June 2016

•  Chief Compliance Officer of FlexShares Trust since July 2016; Chief Compliance Officer and General Counsel of Scout Investments, Inc. and Chief Compliance Officer of the Scout Funds from 2009 to 2016; Chief Compliance Officer of Thornburg Investment Management, Inc. and Thornburg Funds from 2006 to 2009.

Darlene Chappell Age: 53 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Compliance Officer since 2009

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc. and Alpha Core Strategies Fund since 2009; Anti-Money Laundering Compliance Officer for 50 South Capital Advisors, LLC since 2015, Anti-Money Laundering Compliance Officer for Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and Northern Trust Global Advisors, Inc from 2009 to 2011.

Randal E. Rein Age: 46 50 South LaSalle Street Chicago, IL 60603 Treasurer since 2008

•  Senior Vice President of Northern Trust Investments, Inc. since 2010 and Senior Vice President of Fund Administration of The Northern Trust Company through 2010; Treasurer and Principal Financial Officer of FlexShares Trust since 2011; Treasurer of Alpha Core Strategies Fund since 2008; Treasurer of Equity Long/Short Opportunities Fund since 2011.

Michael J. Pryszcz Age: 49 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Accounting of The Northern Trust Company since 2010.

Richard N. Crabill Age: 48 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2008	• Senior Vice President of Fund Administration of The Northern Trust Company since 2011; Vice President of Fund Administration of The Northern Trust Company from 2005 to 2011.

Michael G. Meehan Age: 46 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2011; Vice President of Fund Administration of The Northern Trust Company from 2009 to 2011; Assistant Treasurer of Alpha Core Strategies Fund and Equity Long/Short Opportunities Fund since 2011.

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TRUSTEES AND OFFICERS continued	NOVEMBER 30, 2016 (UNAUDITED)

NAME, ADDRESS, AGE, POSITIONS HELD WITH FUNDS AND LENGTH OF SERVICE AS NORTHERN INSTITUTIONAL FUNDS OFFICER	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Gregory A. Chidsey Age: 47 50 South LaSalle Street Chicago, Illinois 60603 Assistant Treasurer since 2013	• Senior Vice President of Financial Reporting of The Northern Trust Company since 2010.

Craig R. Carberry, Esq. Age: 56 50 South LaSalle Street Chicago, IL 60603 Secretary since 2010

•  Associate General Counsel and Senior Vice President of the Northern Trust Company since June 2015; Chief Compliance Officer of Northern Trust Investments, Inc. since October 2015 and Secretary since 2000; Assistant General Counsel and U.S. Funds General Counsel of The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel of The Northern Trust Company from 2000 to 2014; Secretary of 50 South Capital Advisors, LLC since 2015; Secretary of Alpha Core Strategies Fund since 2004; Secretary of Equity Long/Short Opportunities Fund and FlexShares Trust since 2011; Secretary of Northern Trust Global Advisors, Inc. from 2007 to 2012; Secretary of The Northern Trust Company of Connecticut from 2009 to 2013.

Owen T. Meacham, Esq. Age: 45 50 South LaSalle Street Chicago, IL 60603 Assistant Secretary since 2008

•  Senior Vice President and Regulatory Administration Assistant General Counsel of The Northern Trust Company since August 2015; Senior Vice President and Regulatory Administration Managing Attorney of The Northern Trust Company from 2012 to August 2015; Senior Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2011 to 2012; Vice President and Regulatory Administration Senior Corporate Attorney of The Northern Trust Company from 2007 to 2011; Secretary of Harding, Loevner Funds since 2010; Assistant Secretary of Ashmore Funds since 2010.

Jose J. Del Real, Esq. Age: 39 50 South LaSalle Street Chicago, Illinois 60603 Assistant Secretary since 2015

•  Senior Legal Counsel and Vice President of The Northern Trust Company since 2015; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Legal Counsel and Vice President of The Northern Trust Company from 2014 to 2015; Vice President and Regulatory Administration Senior Attorney of The Northern Trust Company from 2012 to 2014; Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2011 to 2012; Second Vice President and Regulatory Administration Attorney of The Northern Trust Company from 2010 to 2011; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014; Assistant Secretary of FlexShares Trust since 2015.

(1)	Each Officer serves until his or her resignation, removal, or retirement, or election of his or her successor.

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INVESTMENT CONSIDERATIONS

LIQUID ASSETS PORTFOLIO1

1 Money Market Risk: You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolios at any time.

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FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. You may also review and obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds’ Proxy Voting Policies and Procedures and the Portfolio’s portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds’ website at northerntrust.com/institutional or the SEC’s website at www.sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT	24	LIQUID ASSETS PORTFOLIO

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)	The registrant has not amended its Code of Ethics during the period covered by this report.

(d)	The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. William L. Bax is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant’s Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant’s Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) – 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Ernst & Young LLP (“EY”), independent registered public accounting firm, related to the registrant. EY billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years ended November 30th as follows:

	2016		2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre-approved
(a) Audit Fees	$152,950	N/A	$166,300	N/A

(b) Audit-Related Fees	0	$0	0	$0

(c) Tax Fees	$25,813(1)	$0	$28,080(1)	$0

(d) All Other Fees	$0	$148,565(2)(3)	$0	$144,485(2)(3)

(1)	Federal and State tax return review. Excise tax return review.

(2)	Procedures performed related to the transfer agent function as required by Rule 17Ad-13(a) of the Securities Exchange Act of 1934 ($36,990 and $35,910 for fiscal years 2016 and 2015, respectively).

(3)	Subscription to online technical support for research on specific accounting, tax and technical matters ($111,575 and $108,575 for fiscal years 2016 and 2015, respectively).

“Service affiliates” as it relates to the aggregate “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that were billed by EY for the fiscal years ended November 30, 2016 and November 30, 2015 are Northern Trust Investments, Inc. (“NTI”) and entities controlling, controlled by or under common control with NTI that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant. “Audit-Related Fees” are fees that are reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as “Audit Fees.” “Tax Fees” are fees for professional services rendered by EY for tax compliance, tax advice and tax planning. “All Other Fees” are for products and services provided by EY other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant’s Amended and Restated Audit Committee Charter adopted on August 3, 2006, and amended on May 7, 2009, November 4, 2011, November 8, 2012, August 22, 2013 and August 25, 2016, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be: (a) pre-approved by the registrant’s Audit Committee as a whole; or (b) between meetings of the Audit

Committee by either the Chairman of the Audit Committee, the registrant’s designated Audit Committee Financial Expert (if any), or another member of the Audit Committee, provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved Pursuant to Waiver Provision of Paragraph (c)(7)(i)(C)of Rule 2-01 of Regulation S-X.

No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by EY for the last two fiscal years were $8,454,378 and $11,633,565 for 2016 and 2015, respectively.

Item 4(h): Non-Audit Services and Independent Accountant’s Independence

The registrant’s Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under Item 1 of this report on Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Exhibit 99.CODE: Incorporated by reference to Exhibit 12(a)(1) to the report filed on Form N-CSR on February 7, 2013 (Accession Number 0001193125-13-042679.)

(a)(2)	Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Institutional Funds

By:	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date:	February 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Lloyd A. Wennlund
Lloyd A. Wennlund, President
(Principal Executive Officer)

Date:	February 1, 2017

By:	/s/ Randal E. Rein
Randal E. Rein, Treasurer
(Principal Financial and Accounting Officer)

Date:	February 1, 2017